As filed with the Securities and Exchange Commission on August 1, 2005
                                       Registration Nos. 333-62270 and 811-10399
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        Pre-Effective Amendment No. _____
                       Post-Effective Amendment No. 11                       [X]
                                     and/or

                             REGISTRATION STATEMENT
                    Under the Investment Company Act Of 1940

                              Amendment No. 13                               [X]

                             HENDERSON GLOBAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 397-1122

(Name and Address of Agent for Service)                     Copy to:
       CHRISTOPHER K. YARBROUGH                         CATHY G. O'KELLY
      737 NORTH MICHIGAN AVENUE,               VEDDER, PRICE, KAUFMAN & KAMMHOLZ
              SUITE 1950                            222 NORTH LASALLE STREET
        CHICAGO, ILLINOIS 60611                     CHICAGO, ILLINOIS 60601
================================================================================

It is proposed that this filing will become effective: (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b); or
[ ] on November 30, 2004 pursuant to paragraph (b); or
[x] 60 days after filing pursuant to paragraph (a)(1); or
[ ] on (date) pursuant to paragraph (a)(1); or
[ ] 75 days after filing pursuant to paragraph (a)(2); or
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
___This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Henderson International Opportunities Fund
Prospectus


                                                                 _________, 2005
                                                                  Class R Shares

                 This Prospectus contains important information ABOUT THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS OF THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND (THE "FUND") THAT YOU SHOULD KNOW BEFORE YOU INVEST IN IT. PLEASE READ IT CAREFULLY AND KEEP IT WITH YOUR INVESTMENT RECORDS. THE FUND IS NON-DIVERSIFIED. THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND'S INVESTMENT OBJECTIVE IS TO ACHIEVE LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN EQUITIES OF NON-U.S. COMPANIES. THE FUND IS A SEPARATE SERIES OF HENDERSON GLOBAL FUNDS.

                 As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                                                          Henderson Global Funds


                  Table of Contents

                  Fund Summary
                  Performance Information
                  Fees and Expenses Summary
                  Additional Information about Investment Strategies and Risks Management of the Fund
                  Description of Share Class
                  How to Purchase and Redeem
                  Investor Services and Programs
                  Other Information
                  Financial Highlights
                  Back Cover for Additional Information

Henderson International Opportunities Fund

INVESTMENT OBJECTIVE

The International Opportunities Fund's investment objective is to achieve long-term capital appreciation primarily through investment in equities of non-U.S. companies.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in equity securities of non-U.S. companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. Non-U.S. companies are broadly defined to include any company that meets one of the following tests:

     o its country of organization, its primary business office and/or the principal trading market of its stock are located outside of the U.S.

     o    50% or more of its assets are located in a country other than the U.S.

     o    50% or more of its revenues are derived from outside of the U.S.

Fund investment performance will be derived primarily from stock selection. A strategic asset allocation process will be a secondary and less important contributor to the investment process. Security selection will be based upon an analysis of a company's valuations relative to earnings forecasts or other valuation criteria, earnings growth prospects of a company, the quality of a company's management and the unique competitive advantages of a company. Asset allocation will be reviewed monthly based upon strategic views related to the growth prospects, valuations and pricing associated with international equity regions and sectors. Assets of the Fund are allocated to teams of managers who represent an area of geographic or sector expertise.

The Fund generally sells a stock when in the managers' opinion there is deterioration in the company's fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing, its revenue growth has slowed, or its underlying fundamentals have deteriorated. The Fund may also sell a stock if the managers believe that negative country or regional factors may affect the company's outlook, in the manager's opinion, a superior investment opportunity arises or to meet cash requirements. The managers anticipate that the Fund will continue to hold securities of companies that grow or expand so long as the managers believe the securities continue to offer prospects of long-term growth. Some of the Fund's investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

The Fund is a non-diversified mutual fund. This means that the Fund may invest a relatively high percentage of its assets in a small number of issuers.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size

Henderson International Opportunities Fund


and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the managers will invest across countries, industry groups and/or securities.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any fund, the value of the Fund's investments and therefore, the value of the Fund's shares, may fluctuate. The principal risks that could adversely affect the total return on your investment include:

     o MARKET AND EQUITY SECURITIES RISK. The risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or will fail to rise. Many factors can adversely affect a stock's performance, including both general financial market conditions and factors related to a specific company or industry. Because the Fund's portfolio primarily consists of common stocks, it is expected that the Fund's NAV will be subject to greater price fluctuation than a portfolio containing primarily fixed income securities.

     o SMALLER AND LESS SEASONED COMPANIES RISK. The risk that the Fund may also invest in securities issued by smaller companies and in less seasoned issuers, including initial public offerings. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may be more volatile than those of larger, more established companies.

     o FOREIGN INVESTMENTS RISK. The risks of investing outside the U.S. include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

     o NON-DIVERSIFICATION RISK. The risk that, because a Fund may invest a higher percentage of its assets in a small number of issuers, the Fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o FREQUENT TRADING RISK. The risk that frequent buying and selling of investments involve higher trading costs and other expenses and may affect the Fund's performance over time. High rates of portfolio turnover may also result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The Fund's portfolio turnover rate may be 100% or more.

     o GEOGRAPHIC FOCUS RISK. To the extent the Fund invests a substantial amount of its assets in issuers located in a single country or region, developments in these economies will generally have a greater effect on the Fund than they would on a more geographically diversified fund, which may result in greater losses and volatility.

You can lose money by investing in the Fund. The Fund may not achieve its investment objective, and is not intended as a complete investment

                                      Henderson International Opportunities Fund


program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who Should Invest in the Fund?

The International Opportunities Fund may be an appropriate investment for you if you:

| | want a professionally managed portfolio
| | are looking for exposure to international markets
| | are willing to accept the risks of foreign investing and non-diversification in order to seek potentially higher capital appreciation
| | are not looking for a significant amount of current income

Performance Information


The bar chart and table that follow provide some indication of the risk of investing in the Fund, by showing how the Fund's performance has varied over time. The bar chart shows the Fund's performance for each calendar year since its inception. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index.

Because Class R shares do not have any performance history, the annual returns in the bar charts, the best and worst quarter returns and the average annual total return chart are those of the Fund's Class A shares, which are not offered in this prospectus. The annual returns in the bar charts which follow are for the Fund's Class A shares without reflecting payment of any front-end sales charge; if they did reflect payment of sales charges, annual returns would be lower. Class R shares are subject to a distribution fee of 0.50%. Please see the section entitled "Fees and Expenses Summary."

Performance for Class R shares, net of any shareholder servicing fee, would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. However, because of the distribution fee, performance of Class R shares will be less than that of the Class A shares.

Average annual returns in the table below the bar chart are for the Fund's Class A shares and reflects the imposition of the maximum front end sales charge. After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts. After-tax returns are shown only for the Class A shares; after-tax returns for the Class R shares will vary from those shown.

When you consider this information, please remember that the Fund's performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Performance Information

                 INTERNATIONAL OPPORTUNITIES FUND - CLASS A
                 TOTAL RETURN (%)
                 per calendar year


                 Insert Bar Charts

                 2002 (11.27)
                 2003 44.17
                 2004  20.23

                 Year-to-date through 6/30/05:  (1.56)%

                 Best Quarter:    23.22% (quarter ended 6/30/03)
                 Worst Quarter:  (19.58)% (quarter ended 9/30/02)

AVERAGE ANNUAL TOTAL RETURNS
for periods ended December 31,2004
-------------------------------------------------------------------------------------------------------------
                                                                         1 YEAR      SINCE INCEPTION (1)
                                                                           %                  %
-------------------------------------------------------------------------------------------------------------
CLASS A
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                      13.32              16.98
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                      12.76              16.59
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares               8.68              14.54
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(2) (reflects no deductions for fees,  expenses or taxes)
-------------------------------------------------------------------------------------------------------------

(1) The inception date for the Class A shares and the index return from inception are as of August 31, 2001.

(2) The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia and the Far East.

Fees and Expenses Summary

The following table shows the different fees and expenses that you may pay if you buy and hold Class R shares of the Fund. Please note that the following information does not include fees that institutions may charge for services they provide to you. Future expenses may be greater or less than those indicated below.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (A)

--------------------------------------------------------------------------------------------
                                                                                 CLASS R
--------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the          None
Offering Price)
--------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of the Offering Price)      None
--------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (EXPENSES THAT ARE PAID FROM FUND ASSETS) As a percentage of average net assets

                                                      CLASS R
 Management Fees (b)                                  1.10%
 Distribution and Service (12b-1) Fees                0.50%
 Other Expenses (c)                                   [___%]
    Total Operating Expenses                          [___%]
 Fee Waiver and Expense Reimbursement (d)             [___%]
 Net Operating Expenses (d)                           [___%]

(a) Investors may be charged a fee by their broker or agent if they affect transactions in Fund shares through a broker or agent.

(b) Management fees will decrease on a breakpoint schedule as assets increase. Please see "Management of the Fund" for the breakpoints for the management fees.

(c) Other Expenses are based on the most recent fiscal year-end results for the Fund.

(d) The Fund's adviser has contractually agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund in order to limit total annual ordinary operating expenses, less distribution and service fees, to 1.75% of the Fund's average daily net assets for the Fund. This waiver will remain in effect through July 31, 2010 for the Fund.

                                                       Fees and Expenses Summary

EXAMPLE OF EXPENSES

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example is hypothetical; your actual costs and returns may be higher or lower. The example assumes that:


| | you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods
| | your investment has a 5% return each year and dividends and other distributions are reinvested
| | the Fund's operating expenses will remain the same and reflect contractual waivers for applicable periods

Based upon these assumptions:

                              Your costs would be:

               1-YEAR            3-YEARS            5-YEARS            10-YEARS
CLASS R      [________]         [________]         [________]         [________]

Additional Information about Investment Strategies and Risks

INVESTMENT STRATEGIES

TEMPORARY DEFENSIVE INVESTMENTS. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in other types of securities such as nonconvertible debt securities, government and money market securities of U.S. and non-U.S. issuers, or hold cash. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, or to meet anticipated levels of redemption. The Fund will normally invest a portion of its portfolio in U.S. dollars or short-term interest bearing U.S. dollar denominated securities to provide for possible redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns and may limit the Fund's ability to meet its investment objective.

DERIVATIVES. The Fund may use derivatives including forwards, options, indexed securities, futures and options on futures. Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil) or an index such as the Standard & Poor's Composite Price 500 Index.

INVESTMENT RISKS

COMMON STOCK RISK. Common stock represents an ownership interest in a company. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


The Fund may purchase stocks that trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the managers' assessment of the prospects for a company's earnings growth is wrong, or if the managers' judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock may fall or not approach the value that a manager has placed on it.

Companies whose stock the managers believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the managers' assessment of a company's prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company's stock may fall or may not approach the value that a manager has placed on it.

DERIVATIVES RISK. Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the managers' ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the managers' potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

FOREIGN INVESTMENTS. Foreign investments involve special risks, including:

o Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

o Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

o Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the U.S.

o Limited legal recourse: In relation to foreign companies, legal remedies for investors may be more limited than the remedies available in the U.S.

o Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means a manager may at times be unable to sell these foreign investments at desirable prices. For the same reason, a manager may at times find it difficult to value the Fund's foreign investments.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


o Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

o Lower yield: Common stocks of foreign companies have historically tended to pay lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of a Fund.

o Emerging Markets: The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S. traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations. Certain U.S. tax considerations may apply to the Fund's foreign investments, as described in the statement of additional information (SAI).

The Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include American Depositary Receipts (ADRs), which are traded on U.S. exchanges and are U.S. dollar-denominated, and European Depositary Receipts (EDRs), which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, a Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

                    ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS


DEFENSIVE INVESTMENT STRATEGIES. In addition, the Fund may depart from its principal investment strategies by temporarily investing for defensive purposes in short-term obligations (such as cash or cash equivalents) when adverse market, economic or political conditions exist. To the extent that the Fund invests defensively, it may not be able to pursue its investment objective. The Fund's defensive investment position may not be effective in protecting its value.

IMPACT OF ACTIONS BY OTHER SHAREHOLDERS. The Fund, like all mutual funds, pools the investments of many investors. Actions by one investor or multiple investors may have an impact on the Fund and on other investors. For example, significant levels of new investments may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities or borrow funds, which might generate a capital gain or loss or cause the Fund to incur costs that, in effect, would be borne by all shareholders, not just those investors who redeemed. Shareholder purchase and redemption activity may also affect the per share amount of the Fund's distributions of its net income and net realized gains, if any, thereby increasing or reducing the tax burden on the Fund's shareholders subject to income tax.

CHANGES IN POLICIES AND ADDITIONAL INFORMATION

CHANGES IN POLICIES. The Fund's Trustees may change the Fund's investment objective, investment strategies and other policies without shareholder approval, except as otherwise indicated.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS. The Fund may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the Fund and therefore are not described in this Prospectus. The types of securities and investment techniques and practices in which the Fund may engage are discussed, together with their risks, in the Fund's SAI which you may obtain by contacting shareholder services. (See back cover for address and phone number.)

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund's SAI includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings.

Management of the Fund


INVESTMENT ADVISER AND SUBADVISER


Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago, IL, 60611, referred to herein as "the Adviser," is the Fund's investment adviser. Henderson Investment Management Limited, 4 Broadgate, London, UK EC2M 2DA, referred to herein as "Henderson," is the subadviser for the Fund. The Adviser and Henderson are indirect, wholly-owned subsidiaries of Henderson Group plc and, together with their subsidiaries, are referred to as Henderson Global Investors in this Prospectus. As of June 30, 2005, the Adviser and Henderson had approximately $___ and $_____ of assets under management, respectively.

As a global money manager, Henderson Global Investors provides a full spectrum of investment products and services to institutions and individuals in Asia Pacific, Europe, and both North and South America. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, Henderson Global Investors has been managing assets for clients since 1934. Today, Henderson Global Investors is a dynamic multi-skill, multi-asset management business with a fast growing worldwide distribution network.


The Advisor provides services and facilities to the Fund. The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

        1.10% on the first $1 billion;
        0.95% on the next $1 billion; and
        0.85% on the balance thereafter.

A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement for the Fund is available in the Fund's Annual Report dated July 31, 2005.

PORTFOLIO MANAGERS

Asset Allocation Strategist - lain Clark is the Chief Investment Officer of Henderson. Mr. Clark joined Henderson Global Investors in 1985 and has over 30 years of investment management expertise. Mr. Clark was also Chief investment Officer of Seligman Henderson (1992 to 2000). Mr. Clark has managed several funds for Henderson Global Investors and has been a member of the Fund's management team since its inception. Mr. Clark is responsible for overseeing the allocation of the Fund's assets among countries, regions and sectors. Mr. Clark also generally oversees the management of the Fund.

Europe - Stephen Peak has managed a European portion of the Fund since the Fund's inception. Mr. Peak, Head of Henderson's European specialist equities team (since 1998), joined Henderson Global Investors in 1986 and has more than 25 years experience in investment management and research. Mr. Peak manages several European equity funds and is supported by a team of regional and sector specialists. Mr. Peak has been the Henderson European Focus Fund's manager since its inception in August 2001.

                                                          Management of the Fund


Europe - Tim Stevenson, Director, European Equities (since 1991). Mr. Stevenson joined Henderson Global Investors in 1986 and was appointed Fund manager, Europe with responsibility for overseas clients. Mr. Stevenson has over 22 years of investment industry experience and manages several funds for Henderson Global Investors. Mr. Stevenson has been a member of the Fund's management team since 2002.

Global Technology - Stuart O'Gorman and Ian Warmerdarn. Mr. O'Gorman and Mr. Warmerdam have been members of the Fund's investment management team since its inception.

Mr. O'Gorman joined Henderson Global Investors as Co-Head of Technology in 2001. Prior to joining Henderson, Mr. O'Gorman was employed by Scottish Equitable Asset Management where he co-managed the Scottish Equitable Technology Fund (1999 - 2000) and served as an investment analyst (1996 - 1999).

Mr. Warmerdam joined Henderson Global Investors as Fund Manager, Technology Investment in 2001. Prior to joining Henderson, Mr. Warmerdam was an Investment Manager at Scottish Widows Investment Partnership (2000 - 2001) and was a U.S. equity investment analyst at Scottish Life (1996 - 2000).

Mr. O'Gorman and Mr. Warmerdam manage several global technology funds for Henderson Global Investors and have been members of the Henderson Global Technology Fund's management team since its inception in August 2001.


Japan - The Japanese sector is managed by William Garnett and Jeremy Hall. William Garnett is Director of Japanese Equities (since 1993) and Head of the Japanese Team (since 1997) at Henderson Global Investors. Mr. Garnett has been following the Japanese markets for over 15 years, having begun his investment career at Henderson Global Investors in 1986. Mr. Garnett has been a member of the Fund's management team since its inception.

Jeremy Hall co-manages the sector with Mr. Garnett. Mr. Hall joined Henderson's Japanese equity team in 1996 and has been based in Tokyo since 1999, where he is Representative Director and Director of Japanese Equities (since 2003). Mr. Hall began co-managing the Japanese sector in 2003.

Asia Pacific - The Asia Pacific sector is managed by Kok Boon Lim and John Crawford. Kok Boon Lim is a Director at Henderson Global Investors and joined the firm in 2001. Previously Mr. Lim was a Senior Fund Manager at CMG First State Singapore (1999-2001) and a Fund Manager at Commerzbank Asset Management Asia Lid. (1997-1999). Mr. Lim has 10 years of experience in the investment management industry. Mr. Lim began co-managing the Asia Pacific sector in 2003.

John Crawford is Co-Head of the Asia Pacific Specialist equity team (since 2002) and has been a Fund Manager of Pacific equities since 1999. Mr. Crawford joined Henderson Global Investors in 1996 and has over 12 years of experience. Mr. Crawford began co-managing the Asia Pacific sector in 2002.

Description of Share Class

The Fund offers Class R shares through this Prospectus. Class A, B and C shares are offered through a separate Prospectus. The Class of shares that is best for you depends on a number of factors, including the amount you plan to invest and how long you plan to hold the shares.

Class R shares are eligible for purchase by participants in retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code where the shares are held within omnibus accounts maintained by the retirement plan sponsor or recordkeeper.

Factors you should consider in choosing a Class of shares include:

     o    how long you expect to own the shares

     o    how much you intend to invest

     o    total expenses associated with owning shares of each Class

     o    whether you qualify for any reduction or waiver of sales charges

     o    whether you plan to take any distributions in the near future

     o    availability of share Class

     o    how share Class affects payments to your financial adviser


Each investor's financial considerations are different. You should consult your financial adviser to help you decide which share Class is best for you.


If you purchase your Fund shares through a financial adviser (such as a broker or bank), the financial adviser may receive commissions or other concessions which are paid from various sources, such as from the sales charges and distribution and service fees.

In addition, the Adviser may make payments to financial intermediaries for distribution and/or shareholder servicing activities out of its past profits or other available sources. For example, the Adviser may pay compensation to financial intermediaries for administrative, sub-accounting, or shareholder processing services and/or for providing the Fund with "shelf space" or access to a third party platform or fund offering list, or other access to promote sales of shares of the Fund including, without limitation, inclusion of the Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting access to the third party firm's sales force; granting access to the third party firm's conferences and meetings; and obtaining other forms of marketing support. The Adviser may also make payments for marketing, promotional or related expenses to financial intermediaries through which investors may purchase shares of the Fund.

DESCRIPTION OF SHARE CLASS


These payments are often referred to as "revenue sharing" payments. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Certain dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.


DISTRIBUTION AND SERVICE FEES

The Fund has adopted a distribution and service plan under Rule 12b-1 of the 1940 Act. 12b-1 fees are used to compensate the Distributor and other dealers and investment representatives for services and expenses related to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

Class R shares pay a 12b-1 fee at the annual rate of 0.50% of the average daily net assets of the Fund.

How to Purchase and Redeem Shares

You may purchase and redeem Class R shares of the Fund in the manner described below. In addition, you may be eligible to participate in certain investor services and programs to purchase, exchange and redeem this class of shares, which are described in the next section under the caption "Investor Services and Programs."

How to Purchase Shares

Initial Purchase

Investment Minimums:


------------------------------------------------------- -------------------------------- --------------------------
Type of Account                                         Minimum to Open Account          Minimum Balance
------------------------------------------------------- -------------------------------- --------------------------
Regular                                                 $500                             $500
------------------------------------------------------- -------------------------------- --------------------------
IRA and Roth IRA                                        $500                             $500
------------------------------------------------------- -------------------------------- --------------------------
Coverdell Education Savings Account (Educational IRA)   $500                             $500
------------------------------------------------------- -------------------------------- --------------------------
Automatic Investment Plan                               $500                             $500
------------------------------------------------------- -------------------------------- --------------------------

The Fund requires that you maintain a minimum account balance as listed above. If your account value declines below the respective minimum because you have redeemed or exchanged some of your shares, the Fund may notify you of its intent to liquidate your account unless it reaches the required minimum. You may avoid this by increasing the value of your account to at least the minimum within ninety days of the notice from the Fund. The Fund reserves the right to liquidate your account regardless of size. The Fund also reserves the right to waive any investment minimum.

If you do not list a financial adviser on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund's investment objectives, principal investment strategies and principal risks.

Opening Your Account

You can open a new account in any of the following ways:

o Financial Adviser. You can establish an account by having your financial adviser process your purchase.

HOW TO PURCHASE AND REDEEM SHARES

o COMPLETE THE APPLICATION. Please call 866.3HENDERSON (or 866.343.6337) to obtain an application. Make check payable to the name of the Fund. Mail to:

     REGULAR MAIL
     Henderson Global Funds
     PO Box 8391
     Boston, MA 02266-8391

     OVERNIGHT MAIL
     BOSTON FINANCIAL DATA SERVICES
     c/o Henderson Global Funds
     66 Brooks Drive, Suite 8391
     Braintree, MA 02184

Current shareholders may open a new identically registered account by one of the following methods:

o TELEPHONE EXCHANGE PLAN. You may exchange $500 or more from your existing account to another Henderson Fund account.

o WIRE. Call 866.3HENDERSON (or 866.343.6337) to arrange for this transaction:
     State Street Bank and Trust Company
     Attn: Mutual Funds
     Boston, MA 02110
     ABA# 0110-0002-8
     Attn: Henderson Global Funds
     Deposit DDA #9905-541-0
     FBO: (please specify the Fund name, account number and name(s) on account);

Generally, the Fund does not accept investments from non-U.S. residents.


ADDING TO YOUR ACCOUNT

There are several easy ways you can make additional investments to any Fund in your account:

o    ask your financial adviser to purchase shares on your behalf

o    send a check with the returnable portion of your statement

o wire additional investments through your bank using the wire instructions as detailed above

o authorize transfers by telephone between your bank account and your Henderson account through Automated Clearinghouse. You may elect this privilege on your account application or through a written request

o    exchange shares from another Fund

o through an Automatic Investment Plan (please see "Purchase and Redemption Programs" for details)

HOW TO PURCHASE AND REDEEM SHARES

HOW TO REDEEM SHARES

You may redeem your shares either by having your financial adviser process your redemption or by contacting shareholder services directly. The Fund normally sends your redemption proceeds within seven calendar days after your request is received in good order. "Good order" is defined by the requirements described below for redemptions processed by telephone or mail.

Under unusual circumstances such as when the New York Stock Exchange (NYSE) is closed, trading on the NYSE is restricted or if there is an emergency, the Fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, the Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

You may give up some level of security in choosing to buy or sell shares by telephone rather than by mail. The Fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order, and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the Fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.

REDEEMING THROUGH YOUR FINANCIAL ADVISER

You can request your financial adviser to process a redemption on your behalf. Your financial adviser will be responsible for furnishing all necessary documents to shareholder services and may charge you for this service.

REDEEMING DIRECTLY THROUGH SHAREHOLDER SERVICES

o BY TELEPHONE. You can call shareholder services at 866.3HENDERSON (or 866.343.6337) to have shares redeemed from your account and the proceeds wired or electronically transferred directly to a pre-designated bank account or mailed to the address of record. Shareholder services will request personal or other information from you and will generally record the calls. You may elect not to receive this privilege on your account application.

o BY MAIL. To redeem shares by mail, you can send a letter to shareholder services with the name of your Fund, your account number and the number of shares or dollar amount to be sold. Mail to:

     REGULAR MAIL
     Henderson Global Funds
     PO Box 8391
     Boston, MA 02266-8391

     OVERNIGHT MAIL
     Boston Financial Data Services
     clo Henderson Global Funds
     66 Brooks Drive, Suite 8391
     Braintree, MA 02184

o BY WIRE. Redemptions in excess of $500 may be wired to your financial institution that is indicated on your account application.

Note: If an address change has occurred within 30 days of the redemption, a signature guarantees will be required.

HOW TO PURCHASE AND REDEEM SHARES


SIGNATURE GUARANTEE I ADDITIONAL DOCUMENTATION

Your signature may need to be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE. Shareholder services may require additional documentation for certain types of registrations and transactions, in any of the following situations:

     o You request a change to your current account registration, including your name and address, or are establishing or changing a TOD (Transfer on Death) beneficiary

     o    You want to redeem more than $200,000 in shares

     o You want your redemption check mailed to an address other than the address on your account registration

     o    Your address of record was changed within the past 30 days

     o You want the check made payable to someone other than the account owner

     o You want to redeem shares, and you instruct the Fund to wire the proceeds to a bank or brokerage account, but you do not have the telephone redemption by wire plan on your account

     o You want your redemption proceeds wired to an account other than your account of record

     o Your name has changed by marriage or divorce (send a letter indicating your account number(s) and old and new names, signing the letter in both the old and new names and having both signatures guaranteed)


OTHER CONSIDERATIONS

RIGHT TO REJECT OR RESTRICT PURCHASE ORDERS. Purchases should be made for investment purposes only. The Fund does not accept third party checks, money orders, cash, currency or monetary instruments in bearer form. The Fund reserves the right to reject or restrict any specific purchase request. We are required by law to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, we reserve the right to close your account or take such other steps as we deem reasonable.

HOW TO PURCHASE AND REDEEM SHARES

ANTI-MONEY LAUNDERING LAWS. The Fund is required to comply with certain federal anti-money laundering laws and regulations. The Fund may be required to "freeze" the account of a shareholder if certain account information matches information on government lists of known terrorists or other suspicious persons or if the shareholder appears to be involved in suspicious activity, or the Fund may be required to transfer the account or the proceeds of the account to a government agency.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES. The Fund is designed for long-term investors and discourages short-term trading (market timing) and other excessive trading practices. These practices may disrupt portfolio management strategies and harm fund performance. However, the Fund receives purchase orders and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. Omnibus accounts are comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to the Fund making it more difficult to identify and eliminate market timers. In general, the Fund cannot eliminate the possibility that market timing or other excessive trading activity will occur in the Fund.

As noted above, the Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the Fund and its shareholders, the Fund may, at its sole discretion, exercise these rights if an investor has a history of excessive trading or if an investors trading, in the judgment of the Fund, has been or may be disruptive to the Fund. In making this judgment, the Fund may consider trading done in multiple accounts under common or related ownership or control.

A financial intermediary through which you may purchase shares of the Fund may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Fund's consent or direction to undertake those efforts, but the Fund may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Fund and discussed in this Prospectus. The Fund's ability to impose restrictions on trading activity with respect to accounts traded through a particular intermediary may vary depending on the system capabilities, applicable contractual and legal restrictions and cooperation of the particular intermediary. IF YOU PURCHASE FUND SHARES THROUGH A FINANCIAL INTERMEDIARY, YOU SHOULD CONTACT THE INTERMEDIARY FOR MORE INFORMATION ABOUT WHETHER AND HOW RESTRICTIONS OR LIMITATIONS ON TRADING ACTIVITY WILL BE APPLIED TO YOUR ACCOUNT.

HOW TO PURCHASE AND REDEEM SHARES


IN-KIND DISTRIBUTIONS. The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting the assets into cash. The Fund has rejected under Rule 18f-1 of the 1940 Act to commit to pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1% of the Fund's net assets, whichever is less.

Investor Services and Programs

As a shareholder of the Fund, you have available to you a number of services and investment programs. Some of these services and programs may not be available to you if your shares are held in the name of your financial adviser or if your investment in the Fund is made through a retirement plan.

DISTRIBUTION OPTIONS

The following distribution options are generally available to all accounts and you may change your distribution option as often as you desire by having your financial adviser notify shareholder services or by contacting shareholder services directly:

     o Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified)

     o Dividend distributions in cash; capital gain distributions reinvested in additional shares

     o    Dividend and capital gain distributions in cash

     o Dividend and capital gain distributions reinvested in additional shares of another Henderson Fund of your choice

Reinvestments (net of any tax withholding) will be made in additional full and fractional shares of the same Class of shares at the NAV as of the close of business on the reinvestment date. See "Other Information- Undeliverable Distributions."

Your request to change a distribution option must be received by shareholder services at least five business days before a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PURCHASE AND REDEMPTION PROGRAMS

For your convenience, the following purchase and redemption programs are made available to you with respect to Class R shares, without extra charge:

AUTOMATIC INVESTMENT PLAN. You can make cash investments through your checking account or savings account on any day of the month. If you do not specify a date, the investment will automatically occur on or about the fifteenth day of the month.

SYSTEMATIC WITHDRAWAL PLAN. This plan is available to IRA accounts and non-IRA accounts with a minimum account balance of $5,000. You may elect to automatically receive or designate someone else to receive regular periodic payments on any day between the 4th and the last day of the month. If you do not specify a date, the investment will automatically occur on the fifteenth business day of the month. Each payment under this systematic withdrawal is funded through the redemption of your Fund shares. You may terminate the Plan at any time on five business days notice.

Other Information


PRICING OF FUND SHARES

The price of Class R shares of the Fund is based on its NAV. The NAV of each Class of shares is determined as of the close of regular trading each day that the NYSE is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The days that the NYSE is closed are listed in the SAI. To determine NAV, the Fund values its assets at current market values, or at a fair value as determined by the Adviser, under the direction of the Board of Trustees, if current market values are not readily available. Fair value pricing for a security may be used by the Fund when current market quotations for the security are not readily available or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security. The use of fair value pricing by the Fund may cause the NAV of its Class R shares to differ significantly from the NAV that would be calculated using last reported prices. Substantial changes in values in the U.S. markets subsequent to the close of a foreign market may affect the values of securities traded in the foreign market. Under the Fund's fair value pricing policies, the values of foreign securities may be adjusted from their last closing prices if such movements in the U.S. market exceed a specified threshold. As a result of the foregoing, it is possible that fair value prices will be used by the Fund to a significant extent.

Your purchase or redemption order will be calculated at the NAV next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and shareholder services receives your order by:

     o shareholder services' close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time; or

     o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to shareholder services.

The Fund has authorized one or more brokers to receive on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order. Customer orders will be priced at the Fund's NAV next computed after they are received by an authorized broker or the broker's authorized designee.

The Fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price their shares. Therefore, the value of a Fund's holdings may change on days when you will not be able to purchase or redeem its shares.

                                                               OTHER INFORMATION

DISTRIBUTIONS

The Fund intends to pay substantially all of its net income (including any realized net capital gains) to shareholders at least annually.

See "Distribution Options" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in additional shares. Dividends and distributions will be taxable to shareholders whether they are reinvested in shares of the Fund or received in cash.

UNDELIVERABLE DISTRIBUTIONS

If a check representing (1) sale proceeds, (2) a withdrawal under the systematic withdrawal plan, or (3) a dividend/capital gains distribution is returned "undeliverable" or remains uncashed for six months, the Fund may cancel the check and reinvest the proceeds in the Fund. In addition, after such six-month period: (1) the Fund will terminate your systematic withdrawal plan and future withdrawals will occur only when requested, and (2) the Fund will automatically reinvest future dividends and distributions in the Fund.

OTHER INFORMATION

TAX CONSIDERATIONS

The following discussion is very general and is limited solely to U.S. federal income tax considerations. You are urged to consult your tax adviser before making an investment decision regarding the effect that an investment in the Fund may have on your particular tax situation.

TAXABILITY OF DISTRIBUTIONS. As long as the Fund qualifies for treatment as a regulated investment company under the Internal Revenue Code, it pays no federal income tax on the income or gains it distributes to shareholders.

You will normally have to pay federal income taxes, and any state or local taxes, on the distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable for federal income tax purposes as long-term capital gains. Distributions designated as "qualified dividend income" will generally qualify for reduced federal income tax rates. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December.

The IRS Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

Fund distributions will reduce the Fund's NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

The Fund may be eligible to elect to "pass through" to you foreign income taxes that it pays. If the Fund makes this election, you will be required to include your share of those taxes in gross income as a distribution from that Fund. You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations.

You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund. The Fund is required in certain circumstances to apply backup withholding at the rate of up to 28% on taxable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability provided the appropriate information is furnished to the IRS. If you are neither a citizen nor a resident of the U.S., a Fund will generally withhold U.S. federal income tax determined by the relationship with your country or citizenship up to but not exceeding 30% on taxable

                                                               OTHER INFORMATION

dividends and other payments that are subject to such withholding. Backup withholding will not be applied to payments that have been subject to non-resident alien withholding. Prospective investors should read the Henderson Global Funds' Account Application for additional information regarding backup withholding of federal income tax.

TAXABILITY OF TRANSACTIONS. When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the type of account you hold shares of the Fund in, and depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may realize a gain or a loss on the transaction for federal income tax purposes. You are responsible for any tax liabilities generated by your transaction.


PROVISION OF ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUS
The Fund produces financial reports every six months and update the Prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the Fund's annual and semi-annual report or Prospectus will be mailed to shareholders having the same residential address on the Fund's records. However, any shareholder may contact shareholder services (see back cover for address and phone number) to request that copies of these reports and the Prospectus be sent personally to that shareholder.

UNIQUE NATURE OF THE FUND
Henderson and its affiliates may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the Fund, and which may be managed by the Fund's portfolio managers. While the Fund may have many similarities to these other funds, its investment performance will differ from the other funds' investment performance. This is due to a number of differences between the funds, including differences in sales charges, expense ratios, investments and cash flows.

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class A shares of the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [ ], independent registered public accounting firm. The independent registered public accounting firm's report, along with the Fund's financial statements, are included in the annual report and semi-annual report of the Fund, and are incorporated by reference into the Statement of Additional lnformation. You may obtain the annual report without charge by calling 866.4HENDERSON (866.443.6337).

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                   INCOME (LOSS) FROM INVESTMENT OPERATIONS:         LESS DISTRIBUTIONS:
                                                         NET                      DIVIDENDS   DISTRIBUTIONS
                          NET ASSET   NET           REALIZED AND       TOTAL        FROM         FROM NET
                           VALUE,     INVESTMENT   UNREALIZED GAIN     FROM          NET         REALIZED
                           BEGINNING    INCOME        (LOSS) ON     INVESTMENT   INVESTMENT      CAPITAL       TOTAL
                         OF PERIOD   (LOSS)          INVESTMENTS    OPERATIONS     INCOME         GAINS     DISTRIBUTIONS
INTERNATIONAL OPPORTUNITIES
Class A
Year Ended 7/31/05
Period Ended 1/31/05      $14.94       (0.09)(b)         2.57          2.48          0.00          (0.25)       (0.25)
Year Ended 7/31/04        $11.99       (0.10)(b)         3.22          3.12          0.00          (0.17)       (0.17)
Year Ended 7/31 /03        10.51        0.00 (b),(*)     1.55          1.55         (0.07)          0.00        (0.07)
Period Ended 7/31/02(a)    10.00       (0.05)(b)         0.56          0.51          0.00           0.00          0.00

(a) THE HENDERSON INTERNATIONAL OPPORTUNITIES FUND COMMENCED OPERATIONS ON AUGUST 31, 2001.
(b) PER SHARE DATA WAS CALCULATED USING AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
(c) NON-ANNUALIZED FOR PERIODS LESS THAN A FULL YEAR AND EXCLUDES ANY APPLICABLE SALES CHARGES.
(d) ANNUALIZED.
(*) AMOUNT REPRESENTS LESS THAN $0.01.

                                                            FINANCIAL HIGHLIGHTS

                                                                            RATIOS TO AVERAGE NET ASSETS:
                                                                   ---------------------------------------------------
                                                                                                        RATIO OF
                                                                                                   OPERATING EXPENSES
                                                                   RATIO OF         RATIO OF         TO AVERAGE NET
                          NET ASSET                  NET ASSETS.     OPERATING     NET INVESTMENT      ASSETS WITHOUT
                            VALUE.                     END OF       EXPENSES TO    INCOME/(IOSS)       WAIVERS AND/OR      PORTFOLIO
                            END OF       TOTAL         PERIOD         AVERAGE        TO AVERAGE           EXPENSES         TURNOVER
                            PERIOD    RETURN (c)        (000)      NET ASSETS (d)   NET ASSETS (d)      REIMBURSED (d)       RATE
INTERNATIONAL OPPORTUNITIES
Class A
Year Ended 7/31/05
Period Ended 1/31/05        $17.17     16.6915%        $193,618        2.00%         (1.0768)%            2.00%                58%
Year Ended 7/31/04          $14.94     26.15%          $104,255        2.00%          (0.68)%             2.21%               132%
Year Ended 7/31 /03          11.99     14.84              8,371        2.00            0.01               7.21                190
Period Ended 7/31/02(a)      10.51      5.10                773        2.00           (0.49)             32.69                 80

More information about the Fund is available free upon request, including the following:

ANNUAL/SEMI-ANNUAL REPORTS

You will receive unaudited semi-annual reports and audited annual reports on a regular basis from the Fund. Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

Provides more details about the Fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference (is legally considered part of this Prospectus).

You can request other information, including a Statement of Additional Information and annual or semi-annual reports, free of charge, as provided below.

TO OBTAIN INFORMATION:

BY TELEPHONE
Call 866.3HENDERSON (or 866.343.6337) for shareholder services or 866.4HENDERSON (or 866.443.6337) for other services

BY MAIL
Write to:
Henderson Global Funds P.O. Box 8391
Boston, MA 02266-8391


BY OVERNIGHT DELIVERY TO
Boston Financial Data Services
clo Henderson Global Funds
66 Brooks Drive, Suite 8391 Braintree, MA 02184 866.3HENDERSON (or 866.343.6337)

ON THE INTERNET
You may also find more information about the Fund on the Internet at htto://www.hendersonalobalinvestors.com. This website is not considered part of the Prospectus.

You can also obtain information about the Fund and a copy of the Statement of Additional Information from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 (The SEC charges a fee to copy documents.)

BY ELECTRONIC REQUEST
publicinfo@sec.gov
(The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in Washington, DC
(For more information and hours of operation, call (202) 942-8090.)

VIA THE INTERNET
on the EDGAR Database at http://www.sec.gov
                         ------------------


SEC FILE NUMBER: 811-10399

                   HENDERSON INTERNATIONAL OPPORTUNITIES FUND

                                    SERIES OF

                             HENDERSON GLOBAL FUNDS
                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611

                       STATEMENT OF ADDITIONAL INFORMATION

                                ___________, 2005

         Henderson Global Funds (the "Trust") is an open-end management investment company that currently consists of five portfolios. The Henderson International Opportunities Fund (the "International Opportunities Fund" or "Fund"), is non-diversified. This Statement of Additional Information ("SAI") relates to the Class R shares of the Fund. The other classes of the Fund and the other series of the Trust are described in a separate Statement of Additional Information. The International Opportunities Fund is managed by Henderson Global Investors (North America) Inc. (the "Adviser") and is sub-advised by Henderson Investment Management Limited ("HIML" or the "Subadviser").

         This SAI is not a prospectus and should be read in conjunction with the prospectus for the Fund dated _______ (the "Prospectus"). The financial statements the Fund, including the notes thereto, at and for the period ended [July 31, 2005], included in the Trust's annual report to shareholders are incorporated into this SAI by reference. The Prospectus and the annual and semi-annual reports of the Fund may be obtained upon request and without charge from the Trust by calling 866.3Henderson (or 866.343.6337) or from Foreside Fund Services, LLC. (formerly known as Forum Fund Services, LLC) (the "Distributor") at Two Portland Square, Portland, Maine 04101.

                                TABLE OF CONTENTS

                                                                            Page

Fund History and General Information..........................................
Investment Objective and Strategies...........................................
Fund Investments and Related Risks............................................
Investment Restrictions.......................................................
Portfolio Turnover............................................................
Disclosure of Portfolio Holdings..............................................
Management of the Fund........................................................
Control Persons and Principal Holders.........................................
Investment Advisory and Other Services........................................
Portfolio Managers............................................................
Brokerage Allocation..........................................................
Capitalization and Voting Rights..............................................
Purchases and Redemption Information..........................................
Net Asset Value
Federal Income Tax Matters....................................................
Registration Statement........................................................
Financial Statements..........................................................
Appendix A....................................................................
Appendix B....................................................................


No person has been authorized to give any information or to make any representations not contained in this SAI or in the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or the Distributor. The Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                      FUND HISTORY AND GENERAL INFORMATION

     The Trust is an open-end management investment company organized as a Delaware statutory trust on May 11, 2001 and consists of five portfolios.

         Henderson Global Investors (North America) Inc. is the investment adviser and HIML is the subadviser for the International Opportunities Fund. Descriptions in this SAI of a particular investment practice or technique in which the Fund may engage or a financial instrument which the Fund may purchase are meant to describe the spectrum of investments that the Adviser and the Subadviser in its discretion might, but are not required to, use in managing the Fund's portfolio assets. For example, the Adviser and Subadviser may, in their discretion, at any time employ a given practice, technique or instrument for the Fund. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case the Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in the Fund's overall investment strategy, from time to time have a material impact on the Fund's performance.

                      INVESTMENT OBJECTIVES AND STRATEGIES

         The Fund has its own investment objectives and policies, which are described in the Fund's Prospectus. Descriptions of the Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with the Fund's investment techniques, are set forth below.

         Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to the Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by the Fund, such as a change in market conditions or a change in the Fund's asset level or other circumstances beyond the Fund's control, will not be considered a violation. The Adviser, subject to the supervision of the Board of Trustees, will monitor the percentage of illiquid securities held by the Fund.

         The International Opportunities Fund may buy securities that are convertible into common stock. The Fund may engage in active and frequent trading. Consistent with its investment objective, the Fund may also invest in debt securities, of which up to 15% of the Fund's net assets may be invested in "junk" bonds.

                       FUND INVESTMENTS AND RELATED RISKS

         BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, the Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. The Fund's investments in certificates of deposit, time deposits, and bankers' acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii) savings and loan associations which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in the Adviser or Subadviser's opinion, of an investment quality comparable to other debt securities which may be purchased by the Fund. The Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

         BORROWING. The Fund may borrow money as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including up to 5% of the value of its total assets at the time of such borrowings for temporary purposes and in excess of the 5% limit to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowed funds are subject to interest costs that may or may not be offset by amounts earned on the borrowed funds. The Fund may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment fee or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer as collateral securities owned by the Fund.

         COMMERCIAL PAPER. Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. The Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by a company having an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P.

         CONVERTIBLE SECURITIES. The Fund may invest in corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

         Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-convertible securities. Convertible securities may be issued as fixed-income obligations that pay current income.

         DEBT SECURITIES. The Fund may invest in debt securities. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease. Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

         Investment-Grade Debt Securities. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. Bonds rated Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). The Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by the Adviser or Subadviser to be of comparable quality.

         High Yield Debt Securities. The Fund may invest in high yield debt securities. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as "high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

         Lower-rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

         Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities. However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations, U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security.

         The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Fund to accurately value high yield securities in the Fund's portfolio, adversely affect the price at which the Fund could sell such securities, and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

         Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of the Adviser and Subadviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objectives by investment in such securities may be more dependent on the Adviser's or Subadviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser or Subadviser will determine whether it is in the best interest of the Fund to retain or dispose of such security. However, should any individual bond held by the Fund be downgraded below a rating of C, the Adviser or Subadviser currently intend to dispose of such bond based on then existing market conditions.

         Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

         FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. The Fund uses such investment techniques in order to secure what is considered to be an advantageous price and yield to the Fund and not for purposes of leveraging the Fund's assets. In either instance, the Fund will maintain in a segregated account with its custodian cash or liquid securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

         FOREIGN SECURITIES. The securities of foreign issuers in which the Fund may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and related depository instruments, American Depositary Shares ("ADSs"), European Depositary Shares ("EDSs") Global Depositary Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in the Fund's domestic investments.

         Although the Adviser and Subadviser intend to invest the Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

         Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for the Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser and Subadviser seek to mitigate the risks to the Fund associated with the foregoing considerations through investment variation and continuous professional management.

         ADRs, EDRs, GDRs, ADSs, EDSs, GDSs and related securities are depositary instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depositary instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

         For the Fund, investment in foreign securities usually will involve currencies of foreign countries. Moreover, the Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Fund's custodian values the Fund's assets daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

         Because the Fund may be invested in both U.S. and foreign securities markets, changes in its share price may have a low correlation with movements in U.S. markets. A Fund's share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of a Fund's investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.

         EMERGING MARKETS. The Fund could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the Fund's performance favorably or unfavorably.

         In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth. Historically, there is a strong direct correlation between economic growth and stock market returns.

         Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the Fund's investments. Further, many emerging markets have experienced and continue to experience high rates of inflation.

         Certain developing countries, including Eastern European countries, that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property. In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain developing countries, including Eastern European countries, may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The Fund may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward foreign currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund may also enter into a forward foreign currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward foreign currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge"). A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

         While the Fund may enter into forward foreign currency contracts to reduce currency exchange risks, unforeseen changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward foreign currency contracts entered into by the Fund. Proxy hedges and cross-hedges, in particular, may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

         Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities.

         The Fund has claimed an exclusion from registration as a commodity pool under the Commodity Exchange Act ("CEA") and, therefore, the Fund and its officers and trustees are not subject to the registration requirements of the CEA. The Fund reserves the right to engage in transactions involving futures and options thereon to the extent allowed by Commodity Future

Trading Commission ("CFTC") regulations in effect from time to time and in accordance with the Fund's policies.

         A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund also could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index, as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

         A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         When purchasing a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price less any margin on deposit of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

         When selling a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

         When selling a call option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may "cover" its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

         When selling a put option on a futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a Fund may "cover" the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

         Foreign Currency Futures Contracts and Related Options. The Fund may engage in foreign currency futures contracts and related options transactions in the same manner to that in which forward contracts or currencies will be utilized. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

         An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

         For example, the Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

         In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "proxy" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A proxy currency's exchange rate movements parallel that of the primary currency. Proxy currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

         The Fund will only enter into foreign currency futures contracts and options on futures which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. The Fund will not enter into a foreign currency futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

         Risks Associated with Futures and Related Options. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         Because there is a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund will not match exactly the Fund's current or potential investments. The Fund may buy and sell futures contracts based on the underlying instruments with different characteristics from the securities in which it typically invests--for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities--which involves a risk that the futures position will not correlate precisely with the performance of the Fund's investments. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

         Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States or the United Kingdom, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

         ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities other than in the open market, including securities that are subject to legal or contractual restrictions on resale ("restricted securities"). For example, restricted securities in the U.S. may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended (the "1933 Act").

         Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities in the U.S. that are eligible for resale under Rule 144A under the 1933 Act are often deemed to be liquid. Since it is not possible to predict with assurance that the market for restricted securities will be liquid or continue to be liquid, the Adviser will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors the Adviser may consider in reaching liquidity decisions related to restricted securities are (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, the average trading volume and the mechanics of the transfer); and (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period.

         Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, the Fund may be required to bear all or part of the registration expenses. Also, the Fund may be deemed to be an "underwriter" for the purposes of the 1933 Act when selling U.S. restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

         The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

         It is the Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's Board of Trustees has approved guidelines for the use by the Adviser in determining whether a security is illiquid.

         This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

         MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-related and other asset-backed securities. Mortgage-backed and other asset-backed securities carry prepayment risks. Prices and yields of mortgage-backed and other asset-backed securities assume that the underlying mortgages or assets will be paid off according to a preset schedule. Falling interest rates generally result in an increase in the rate of prepayments of mortgage loans and other assets while rising interest rates generally decrease the rate of prepayments. Acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. If the underlying mortgages or assets are paid off early, such as when homeowners refinance as interest rates decline, the Fund may be forced to reinvest the proceeds in lower yielding, higher priced securities. This may reduce the Fund's total return. The average life of mortgage-backed and asset-backed securities varies with the maturities of the underlying instruments. A mortgage-backed or asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case for mortgage-backed securities.

         OPTIONS ON SECURITIES. In an effort to enhance current return and/or to reduce fluctuations in net asset value, the Fund may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Fund may write and buy options on the same types of securities that the Fund may purchase directly.

         A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

         If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligation in an OTC transaction, the Fund would need to negotiate directly with the counter-party.

         The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by the Fund, are taxable as ordinary income. See "Federal Income Tax Matters."

         The Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

         Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by the Fund and its counter-party (usually a securities dealer or a financial institution) with no clearing organization guarantee. When the Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the "counter-party") to make delivery of the instrument underlying the option. If the counter-party fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction. Accordingly, the Adviser or Subadviser will assess the creditworthiness of each counter-party to determine the likelihood that the terms of the OTC option will be satisfied.

         Writing Options on Individual Securities. The Fund may write (sell) covered call options on securities held by a Fund in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of the Fund, the Fund generally would write call options only in circumstances where the investment adviser to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

         A "covered" call option means generally that so long as the Fund is obligated as the writer of a call option, the Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although the Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. The Fund may purchase call options on individual securities only to effect a "closing purchase transaction."

         As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

         Purchasing Options On Individual Securities. The Fund may purchase a put option on an underlying security owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. The Fund, as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by the Fund for leverage purposes.

         The Fund may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. The Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. The Fund may write (sell) put options on individual securities only to effect a "closing sale transaction."

         Risks Of Options Transactions. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security (or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counter-party. There is no assurance that the Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counter-party may fail to deliver or to pay, as the case may be. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, the Fund may experience losses in some cases as a result of such inability.

         When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

         The Fund's options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

         The Fund's success in using options techniques depends, among other things, on Henderson's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

         OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable share of the fund's expenses (which often include an asset-based management fee). The Fund could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

         The Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund.

         For example, the Fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or portion of such index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

         Examples of index-based investments include:

         SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index ("S&P 500"). They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

         Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by the Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

         Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

         WEBssm: WEBs, an acronym for "World Equity Benchmark Shares," are based on 17 country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.

         REPURCHASE AGREEMENTS. Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield. Under guidelines approved by the Adviser, the Fund is permitted to enter into repurchase agreements only if the repurchase agreements are fully collateralized with U.S. Government securities or other securities that the Adviser has approved for use as collateral for repurchase agreements. The Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by the Adviser under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, the Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

         SECURITIES INDEX FUTURES CONTRACTS. The Fund may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets. The Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase as a temporary substitute for stock purchases. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "NYSE"). The S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will lose $2,000 (500 units x loss of $4).

         Risks of Securities Index Futures. The Fund's success in using the above techniques depends, among other things, on the Adviser's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of positions. The skills necessary for successful use of index futures are different from those used in the selection of individual stocks.

         The Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect. Consequently, the Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

         Although the Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when the Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, the Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

         Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

         The Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Fund will use futures contracts and related options primarily for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC. See "Foreign Currency Futures Contracts and Related Options."

         When purchasing an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

         When selling an index futures contract, the Fund will maintain with its custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

         U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("Ginnie Mae") certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

         Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, Ginnie Mae certificates are such securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility). Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

         Securities issued by U.S. Government instrumentalities and certain Federal agencies are neither direct obligations of nor guaranteed by the U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and Student Loan Marketing Association ("Sallie Mae").

         WARRANTS. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

         ZERO COUPON BONDS. The Fund may invest in zero coupon bonds which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If the Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. See "Federal Income Tax Matters." Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in the Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a gain or loss on such sales. Because interest on zero coupon obligations is not distributed to the Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

                             INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The International Opportunities Fund has elected to be classified as a non-diversified series of an open-end investment company. Under these restrictions, the Fund may not:

         (i)      issue senior securities, except as permitted under the 1940
                  Act;

         (ii)     borrow money, except as permitted under the 1940 Act;

         (iii) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

         (iv) invest more than 25% of its total assets in any one industry provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

         (v) purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities;

         (vi) purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI; and

         (vii) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                               PORTFOLIO TURNOVER

         The Fund may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of broker commission, dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining the Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. For the fiscal years ended July 31, 2003 and 2004 the portfolio turnover rates for the Fund was 190% and 132%, respectively. Variations in portfolio turnover rate may be due to fluctuating volume of shareholder purchase and redemption orders, market conditions or changes in the Adviser's outlook.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

         The Board has adopted policies regarding disclosure of the Fund's portfolio holdings information. These policies generally prohibit the Adviser and the Funds from disclosing any information concerning the Fund's portfolio holdings to any third party unless the information has been publicly disclosed. Currently, the Fund publicly discloses its portfolio holdings quarterly by filing Form N-Q and Form N-CSR with the SEC.

         Prior to the time that the Fund's portfolio holdings information is publicly disclosed, the Adviser and/or the Fund may disclose any and all portfolio holdings information to the following categories of persons, subject to the applicable conditions:

         Service providers. In order to carry out various functions on behalf of the Fund, it is necessary for certain third parties to receive non-public portfolio holdings information. Such information may be disclosed only after a good faith determination has been made in the light of the facts then known that: (a) the Fund has a legitimate business purpose to provide the information, (b) the disclosure is in the Fund's best interests and (c) the authorized third party has a fiduciary or contractual duty to maintain the confidentiality of the information and agrees in writing not to disclose, trade or make any investment recommendation based on the information received. The Fund's current primary service providers are the Adviser, the Subadviser, State Street Bank and Trust Company, Foreside Fund Services, LLC, Boston Financial Data Services, Inc., Ernst & Young LLP, Vedder Price, Kaufman & Kammholz, P.C. and Bell, Boyd & Lloyd LLC.

         Other. There are numerous mutual fund evaluation services, such as Morningstar and Lipper, and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Fund by these services and departments, the Fund may distribute month-end portfolio holdings to such services and departments, provided that (a) the recipient does not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund, (b) the recipient agrees not to use the information for investment or trading purposes and (c) the recipient signs a written confidentiality agreement. Entities unwilling to execute an acceptable confidentiality agreement may only receive portfolio holdings information that has otherwise been publicly disclosed.

                  The terms of the confidentiality agreement generally provide for, among other things, that:

         (i) the portfolio information is the confidential property of the Fund and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement;

         (ii) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (1) are authorized to have access to the portfolio information and (2) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement;

         (iii) the recipient agrees not to use the information for investment or trading purposes;

         (iv) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; and

         (v) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information.

         Portfolio managers, analysts and other senior officers of the Adviser or the Funds are permitted to disclose or confirm the ownership of any individual portfolio holding to reporters, brokers, shareholders, consultants or other interested persons provided that such information already has been publicly disclosed.

         The Board of Trustees or the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio holdings information beyond those found in the Funds' policies. All waivers and exceptions will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting. All material amendments to the policies will be submitted to the Board of Trustees for approval or ratification.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Board of Trustees of the Trust (the "Board") is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering the Fund's day-to-day operations.

         A listing of the Trustees and Executive Officers of the Trust and their business experience during the past five years follows.

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker, 66         Trustee         Since 2001    President and Chief Executive Officer,   Director, Ceres Group,
                                                          First Penn-Pacific Life Insurance        Inc. (life and health
                                                          Company (retired 2001, consultant to     insurance holding
                                                          financial services industry              company); Director, The
                                                          thereafter).                             Haverford Trust
                                                                                                   (banking; money
                                                                                                   management); Director,
                                                                                                   North American Company
                                                                                                   for Life and Health
                                                                                                   Insurance (a provider
                                                                                                   of life insurance,
                                                                                                   health insurance and
                                                                                                   annuities); Director,
                                                                                                   Golden State Mutual
                                                                                                   Life Insurance Co.
                                                                                                   (provider of life
                                                                                                   insurance and annuities
                                                                                                   to African Americans).
----------------------------------------------------------------------------------------------------------------------------
C . Gary Gerst, 66          Chairman and    Since 2001    Retired.                                 Chairman and Trustee,
                            Trustee                                                                Harris Insight Funds
                                                                                                   Trust (22 portfolios);
                                                                                                   Director, Florida
                                                                                                   Office Property Company
                                                                                                   Inc. (real estate
                                                                                                   investment fund);
                                                                                                   President, KCI Inc.
                                                                                                   (private s-corporation
                                                                                                   investing in non-public
                                                                                                   investments.)


                                       24

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley, 66        Trustee         Since 2002    Chairman, Chesley, Taft & Associates,    Trustee, Harris Insight
                                                          LLC, since 2001; Vice Chairman,          Funds Trust (22
                                                          ABN-AMRO, Inc. (a financial services     portfolios).
                                                          company), 1998-2001.
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES AND OFFICERS OF THE TRUST:
----------------------------------------------------------------------------------------------------------------------------
Charles H. Wurtzebach(4),   Trustee         Since 2001    Managing Director, Henderson Global      None
56                                                        Investors (North America) Inc.
                                                          ("HGINA") since 1999.
----------------------------------------------------------------------------------------------------------------------------
Sean M. Dranfield(4), 39    Trustee and     Since 2001    Director, North American Retail          None
                            President                     Distribution, HGINA; Executive
                                                          Director, North American Business
                                                          Development, Henderson Investment
                                                          Management Limited.
----------------------------------------------------------------------------------------------------------------------------
Alanna N. Palmer, 30        Vice President  Since 2002    Associate Director, Head of Marketing    N/A
                                                          and Product Management, HGINA, since
                                                          2003 and Product Manager since 2001;
                                                          Portfolio Assistant, UBS Brinson, 1998
                                                          - 2001; Assistant Secretary, The
                                                          Brinson Funds, 2000-2001; Associate
                                                          Director, UBS Brinson, 2000-2001.
----------------------------------------------------------------------------------------------------------------------------
Scott E. Volk, 34           Vice            Since 2002    Director, Retail Finance and             N/A
                            President                     Operations, HGINA, since 2002 and
                                                          Finance Manager 2001-2002; Vice
                                                          President, Financial Services, BISYS
                                                          Fund Services, 1999-2001.
----------------------------------------------------------------------------------------------------------------------------
Karen Buiter, 40            Treasurer       Since 2004    Operations Manager, HGINA, since 2004;   N/A
                                                          Assistant Controller, Code Hennessey &
                                                          Simmons, 2002-2004; Controller; Wanger
                                                          Asset Management, 1995-2000.
----------------------------------------------------------------------------------------------------------------------------
Kristen Nungesser, 25       Assistant       Since 2005    Operations Analyst, HGINA since 2005;    N/A
                            Treasurer                     Internal Audit, Wachovia Corporation,
                                                          2004-2005; Associate,
                                                          PricewaterhouseCoopers LLP 2002-2004.
----------------------------------------------------------------------------------------------------------------------------


                                       25

----------------------------------------------------------------------------------------------------------------------------
                                            TERM OF
                            POSITION(S)     OFFICE AND
NAME, ADDRESS AND AGE(1)    WITH THE        TIME          PRINCIPAL OCCUPATIONS                    OTHER DIRECTORSHIPS HELD
                            TRUST(2)        SERVED(3)     DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Christopher K. Yarbrough,   Secretary       Since 2004    Legal Counsel, HGINA, since 2004;        N/A
30                                                        Attorney, Bell, Boyd & Lloyd LLC,
                            Chief           Since 2005    2000-2004.
                            Compliance
                            Officer
----------------------------------------------------------------------------------------------------------------------------
Kristin E. Rice, 34         Assistant       Since 2005    Paralegal, HGINA.                        N/A
                            Secretary
----------------------------------------------------------------------------------------------------------------------------

--------------------------
1. Each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611. Age is as of July 31, 2005.

2.       Currently, all Trustees oversee all five series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

         STANDING COMMITTEES OF THE BOARD. The Board has an Audit Committee, a Governance Committee and a Valuation Committee, the responsibilities of which are described below. Each of the Audit Committee and Governance Committee is comprised solely of Independent Trustees. The Valuation Committee is comprised of both interested and Independent Trustees.

         The Audit Committee makes recommendations regarding the selection of independent registered public accounting firm for the Trust, confers with the independent registered public accounting firm regarding the Trust's financial statements, the results of audits and related matters and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee is comprised of only Independent Trustees, receives annual representations from the independent registered public accounting firm as to their independence, and has a written charter that delineates the Committee's duties and powers. Currently the members of the Audit Committee are Messrs. Baker, Chesley and Gerst. The Audit Committee held two meetings during the fiscal year ended July 31, 2005.

         The Governance Committee oversees the effective functioning of the Board and its committees. It also seeks and reviews candidates for consideration as nominees for membership on the Board. Shareholders wishing to submit the name of a candidate for consideration by the committee should submit their recommendation(s) to the Secretary of the Trust. Currently the members of the Governance Committee are Messrs. Baker, Chesley and Gerst. The Governance Committee held one meeting during the fiscal year ended July 31, 2005.

         The Valuation Committee determines a fair value of securities for which market quotations are not readily available. Currently the members of the Valuation Committee are Messrs. Chesley and Dranfield. The Valuation Committee
held [   ] meetings during the fiscal year ended July 31, 2005.

         MANAGEMENT OWNERSHIP OF THE FUND. The following tables set forth, for each Trustee, the aggregate dollar range of equity securities beneficially owned in the Funds overseen by each Trustee in the Trust as of December 31, 2004.

----------------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED
                                                                                      INVESTMENT COMPANIES OVERSEEN BY
                                                   DOLLAR RANGE OF EQUITY             TRUSTEE IN FAMILY OF INVESTMENT
                                                   SECURITIES IN THE FUND             COMPANIES
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Roland C. Baker                                    None                               $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------
C. Gary Gerst                                      Over $100,000                      Over $100,000
----------------------------------------------------------------------------------------------------------------------------
Faris F. Chesley                                   $10,001 - $50,000                  $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------------------
Charles H. Wurtzebach                              None                               None
----------------------------------------------------------------------------------------------------------------------------
Sean Dranfield                                     $10,001 - $50,000                  $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------------

         No trustee who is not an interested person of the Trust owns beneficially or of record any security of the Adviser, HIML or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or HIML. [As of ________, 2005, the Trustees and officers of the Trust, as a group, owned less than 1% of outstanding shares of the Fund of the Trust.]

         No officer, director or employee of the Adviser, HIML, the Custodian, the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust.

         COMPENSATION OF TRUSTEES. Trustees who are not interested persons of the Trust receive from the Trust, an annual retainer of $10,000 for service on the Board and a $1,500 retainer for services on the Valuation Committee. Each independent Trustee receives a fee of $3,000 for each Board meeting attended in person or by telephone and $750 for each committee meeting (except Valuation Committee) attended in person or by telephone on a day when the Trustee did not attend a Board meeting. Trustees are reimbursed for any out-of-pocket expenses relating to attendance at such meetings. The Chairperson receives an annual retainer of $10,000, in addition to any other fees received.

         The following table summarizes the compensation paid by the Trust to its Trustees during the fiscal year ended July 31, 2005 [to be updated].

  TRUSTEE NAME                                 AGGREGATE COMPENSATION FROM TRUST
Charles H. Wurtzebach*.....................
Sean Dranfield*............................
Roland C. Baker............................
C. Gary Gerst..............................
Faris F. Chesley...........................

------------------
* Messrs. Wurtzebach and Dranfield are Interested Trustees and therefore do not receive any compensation from the Trust.

         CODE OF ETHICS. The Adviser, HIML and the Trust have each adopted a Code of Ethics, which is designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients, in compliance with Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees of the Adviser, HIML and the Trust to engage in personal securities transactions, including with respect to securities held by the Fund, subject to certain requirements and restrictions. Among other things, the Codes of Ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions in certain securities may not be made, and require the submission of duplicate broker confirmations and quarterly and annual reporting of securities transactions and annual reporting of holdings. Exceptions to certain provisions of the Codes of Ethics may be granted in particular circumstances after review by appropriate officers or compliance personnel.

         PROXY VOTING POLICIES. The International Opportunities Fund has delegated proxy voting responsibilities to HIML, subject to the Board's general oversight. The Fund has delegated proxy voting to HIML with the direction that proxies should be voted consistent with the Fund's best economic interests. HIML has adopted its own Proxy Voting Policies and Procedures ("Procedures") for this purpose. A copy of the Procedures is attached hereto as Appendix B. HIML has retained Institutional Shareholder Services ("ISS"), an independent proxy voting service, to assist in the voting of the Fund's proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.

         The Fund has filed with the Securities and Exchange Commission its proxy voting records for the 12-month period ending June 30, 2004 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Fund's proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Fund's website at http://www.hendersonglobalfunds.com.

                      CONTROL PERSONS AND PRINCIPAL HOLDERS

         To the knowledge of the Trust, as of _____, 2005, the following persons owned beneficially or of record 5% or more of the Fund's outstanding shares. Shareholders of record with more than 25% of the outstanding shares of the Fund are believed to hold shares only as nominee.

--------------------------------------------------------------------------------
                                                            PERCENTAGE OF TOTAL
NAME OF FUND AND CLASS      NAME AND ADDRESS                SHARES OUTSTANDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     INVESTMENT ADVISORY AND OTHER SERVICES

         INVESTMENT ADVISER AND SUBADVISER. Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611 is the Fund's investment adviser. Henderson Investment Management Limited, 4 Broadgate, London UK EC2M 2DA is the Subadviser for the International Opportunities Fund. The Adviser is an indirect, wholly-owned subsidiary of Henderson Group plc and the Subadviser is a direct wholly-owned subsidiary of Henderson Global Investors (Holdings) plc. As of June 30, 2005, the Adviser and HIML had approximately $___ billion and $____ million of assets under management, respectively.

         As a global money manager, Henderson Group plc and its affiliates provide a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 4 Broadgate, London, UK EC2M 2DA, HHG has been managing assets for clients since 1934.

         The Adviser provides investment advisory services to the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). HIML provides investment advisory services to the International Opportunities Fund pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement").

         Pursuant to the Advisory Agreement, the Adviser acts as the Fund's adviser, oversees the management of its investments, and administration of its business affairs, furnishes office facilities and equipment, provides clerical, bookkeeping and administrative services, provides shareholder and information services and permits any of its principals or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. In addition to the advisory fee, the Fund pays the expenses of its operations, including a portion of the Trust's general administrative expenses, allocated on the basis of a Fund's relative net assets. Expenses that will be borne directly by the Fund include, but are not limited to, the following: fees and expenses of independent registered public accounting firm, counsel, custodian and transfer agent, costs of reports and notices to shareholders, stationery, printing, postage, costs of calculating net asset value, brokerage commissions or transaction costs, taxes, registration fees, the fees and expenses of qualifying the Fund and its shares for distribution under Federal and state securities laws and membership dues in the Investment Company Institute or any similar organization.

         The Fund pays the Adviser a monthly fee at an annual rate of the Fund's average net assets as set forth below:

                1.10% on the first $1 billion;
                0.95% on the next $1 billion; and
                0.85% on the balance thereafter.

         Under the Sub-Advisory Agreement, the Subadviser provides research, advice and recommendations with respect to the purchase and sale of securities and makes investment decisions regarding assets of the Fund subject to the supervision of the Board and the Adviser.

         The Adviser pays HIML a monthly fee for providing investment subadvisory services at an annual rate of the Fund's average net assets as set forth below:

                1.00% on the first $1 billion;
                0.85% on the next $1 billion; and
                0.75% on the balance thereafter.

         The advisory fees and other expenses reimbursed by the Adviser for the Fund during the last three fiscal years are set forth below.

-----------------------------------------------------------------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2003
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES         REIMBURSED BY THE
                                                      FEES                 WAIVED                ADVISER
-----------------------------------------------------------------------------------------------------------------------
International Opportunities Fund                      $106,219             $106,219              $397,192
-----------------------------------------------------------------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2004
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES         REIMBURSED BY THE
                                                      FEES                 WAIVED                ADVISER
-----------------------------------------------------------------------------------------------------------------------
International Opportunities Fund                      $1,136,928           $214,054              --
-----------------------------------------------------------------------------------------------------------------------
[to be updated]
-----------------------------------------------------------------------------------------------------------------------
                                                      FISCAL YEAR ENDED JULY 31, 2005
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 OTHER EXPENSES
                                                      ADVISORY             ADVISORY FEES         REIMBURSED BY THE
                                                      FEES                 WAIVED                ADVISER
-----------------------------------------------------------------------------------------------------------------------
International Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------

         With respect to the Fund, the Adviser has agreed to waive its management fee and, if necessary, to reimburse other operating expenses of the Fund to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees, other class-specific expenses, interest, taxes, brokerage commissions and other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of business) to: 1.75% of the Fund's average daily net assets for the International Opportunities Fund. The Adviser may subsequently recover reimbursed expenses from the Fund if the Fund's expense ratio falls below the expense limitation. This contractual arrangements will continue until at least July 31, 2010 for the International Opportunities Fund.

         Each of the Advisory Agreement and Sub-Advisory Agreement for the Fund continues in effect from year to year for so long as its continuation is approved at least annually (a) by a vote of a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust and (a) by the shareholders of a Fund or the Board. Each agreement may be terminated at any time, upon 60 days' written notice by either party. Each agreement may also be terminated at any time either by vote of the Board or by a majority vote of the outstanding voting shares of the subject portfolio. Each agreement shall terminate automatically in the event of its assignment. Each agreement provides that the Adviser or Subadviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser or Subadviser in the performance of its obligations and duties under such agreement.

         Upon termination of the Advisory Agreement and when so requested by the Adviser, the Trust will refrain from using the name "Henderson" in its name or in its business in any form or combination.

         DISTRIBUTOR. Foreside Fund Services, LLC. (formerly Forum Fund Services, LLC) serves as the distributor of the Fund's shares pursuant a Distribution Agreement with the Trust (the "Distribution Agreement"). The Distributor distributes shares of the Fund through broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have executed dealer agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. The Distributor is not obligated to sell any specific amount of Fund shares.

         The Fund has authorized the Distributor to accept on its behalf purchase and redemption orders. The Distributor is also authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at the Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

         Under the Distribution Agreement, the Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

         The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated with respect to the Fund at any time, without payment of any penalty, by the Distributor on 60 days' written notice to the Fund or by the Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to the Distributor. The Distribution Agreement shall terminate automatically in the event of its assignment.

         DISTRIBUTION PLAN. The Trust has adopted a distribution plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act pertaining to the Fund's Class R shares. In adopting the Plan, the Independent Trustees have concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Trustees of the Trust believe that the Plan should result in greater sales and/or fewer redemptions of the Fund's shares, although it is impossible to know for certain the level of sales and redemptions of the Fund's shares in the absence of the Plan or under an alternative distribution arrangement.

         Under the Plan, the Fund pays the Distributor a 12b-1 fee of 0.50% of the average daily net assets attributable to its Class R shares.

         Among other things, the Plan provides that (1) the Distributor will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) the Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while the Plan is in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Trustees who are not "interested persons" of the Trust.

         If the Distribution Agreement or the Plan are terminated (or not renewed) with respect to any class of the Fund, each may continue in effect with respect to any other class of the Fund as to which they have not been terminated (or have been renewed).

         The following amounts were spent pursuant to the Plan during the fiscal year ended July 31, 2005: [to be updated]

-------------------------- ------------- ------------------- ------------------ ---------------- ---------------- -------------
                                         PRINTING AND
                                         MAILING OF                                                               INTEREST
                                         PROSPECTUSES AND                                                         CARRYING OR
                                         REPORTS TO OTHER                                        COMPENSATION     OTHER
                                         THAN CURRENT        COMPENSATION       COMPENSATION     TO SALES         FINANCING
                           ADVERTISING   SHAREHOLDERS        TO UNDERWRITERS    TO DEALERS       PERSONNEL        CHARGES
-------------------------- ------------- ------------------- ------------------ ---------------- ---------------- -------------
International
Opportunities Fund
-------------------------- ------------- ------------------- ------------------ ---------------- ---------------- -------------

         CUSTODIAN. State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, serves as the custodian ("State Street") to the Fund. Pursuant to the terms and provisions of the custodian contract between State Street and the Trust, State Street computes the Fund's net asset value and keeps the book account for the Fund.

         TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. State Street serves as the transfer and dividend disbursing agent (the "Transfer Agent") for the Fund pursuant to the transfer agency and registrar agreement with the Trust, under which the Transfer Agent (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Fund and (v) makes periodic reports to the Board concerning the operations of the Fund.

         ADMINISTRATOR. State Street serves as the administrator (the "Administrator") for the Trust pursuant to an administration agreement (the "Administration Agreement"). State Street has agreed to maintain office facilities for the Trust; oversee the computation of the Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare various reports for filing with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust. The Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for the negligence or willful misconduct of the Administrator, its officers or employees. As compensation for these services, the Fund pays State Street an annual administration fee based upon a percentage of the average net assets of such Fund.

         The fees paid to the Administrator for the last three fiscal years for the Fund are set forth below.

------------------------------------------------ ------------------ ------------------ ------------------
                                                 FISCAL YEAR        FISCAL YEAR        FISCAL YEAR
                                                 ENDED              ENDED              ENDED
                                                 JULY 31, 2002      JULY 31, 2003      JULY 31, 2004
------------------------------------------------ ------------------ ------------------ ------------------
International Opportunities Fund                 $109,007           $  87,235          $165,174
------------------------------------------------ ------------------ ------------------ ------------------

         INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. [        ], independent
registered public accounting firm located at [        ], has been selected as
independent public registered accounting firm for the Trust. The audit services performed by [ ] include audits of the annual financial statements of the Fund of the Trust. Other services provided principally relate to filings with the SEC and the preparation of the Fund's tax returns.

         OUTSIDE COUNSEL. The law firm of Vedder, Price, Kaufman & Kammholz, P.C. serves as counsel to the Fund. Bell, Boyd & Lloyd LLC serves as counsel to the Independent Trustees.

                               PORTFOLIO MANAGERS

         PORTFOLIO MANAGEMENT. Iain Clark, Stephen Peak, Stuart O'Gorman, Ian Wamerdam, Tim Stevenson, William Garnett, Jeremy Hall, Kok Boon Lim and John Crawford make up the portfolio managers for the Fund. The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of July 31, 2005:

-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
                     Registered     Assets       Pooled                                                    Total
                     Investment     Managed      Investment    Assets                       Assets         Assets
Portfolio            Company        ($           Vehicle       Managed         Other        Managed        Managed
Manager              Accounts       millions)    Accounts      ($ millions)    Accounts     ($ millions)   ($ millions)
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Iain Clark
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Stephen Peak
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Stuart O'Gorman
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Ian Wamerdam
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Tim Stevenson
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
William Garnett
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Jeremy Hall
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
Kok Boon Lim
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------
John Crawford
-------------------- -------------- ------------ ------------- --------------- ------------ -------------- ---------------

         PORTFOLIO MANAGEMENT CONFLICTS OF INTEREST. Henderson seeks to foster a reputation for integrity and professionalism. That reputation is a vital business asset. The confidence and trust placed in us by investors is something that is highly valued and must be protected. As a result, any activity that creates any actual or potential conflict of interest or even the appearance of any conflict of interest must be avoided and is prohibited. A Code of Ethics has been adopted to ensure that those who have knowledge of portfolio transactions or other confidential client information will not be able to act thereon to the disadvantage of Henderson's clients. The Code does not purport comprehensively to cover all types of conduct or transactions which may be prohibited or regulated by the laws and regulations applicable.

         The portfolio managers are responsible for managing both the Fund and other accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to certain trading practices used by the portfolio manager (e.g. allocation of aggregated trades). Henderson has policies and procedures reasonably designed to mitigate these conflicts. The portfolio managers may advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees.

         PORTFOLIO MANAGEMENT COMPENSATION. Henderson's investment professionals have significant short and long-term financial incentives. In general, the compensation plan is based on:

         o        Pre-defined, objective, measurable investment performance

         o        Performance goals that are ambitious, but attainable

         o The plan provides an incentive for appropriately aggressive portfolio management to achieve maximum feasible results within the portfolio's risk return parameters.

         The compensation structure consists of four primary elements. There is a competitive base salary together with a short-term incentive bonus plan. In addition, there are two further incentive-based packages for senior international investment professionals that reward staff on both individual and team performance, reflecting profitable asset growth.

         International team members have the option to invest in a long-term incentive program that is based on the profitability of Henderson Global Investors. Additionally, some managers participate in the distribution of performance-related fees if such funds are structured accordingly.

         A summary of the compensation package is as follows:

         o Basic Salaries: in line with or better than the industry average

         o Short Term Incentive Bonus: the STI bonus is usually the majority of the variable component, based largely on investment performance; for a typical fund manager, it can vary between 50 percent and 150 percent of the salary

         o Growth Equity Bonus Plan: the GEB is based on a team's contribution to a rise in profits, it is designed to reward profitable asset growth

         o Long Term Incentive Plan: senior investment managers are able to invest part of their remuneration in a virtual share scheme based on Henderson's profitability

         o Performance-related fees: for some funds, any performance related fee earned by the firm is shared with individuals generating that performance

         PORTFOLIO MANAGEMENT FUND OWNERSHIP. As of July 31, 2005, the portfolio managers did not own any shares of the Fund.

                              BROKERAGE ALLOCATION

         Subject to the overall supervision of the Board, the Adviser and Subadviser place orders for the purchase and sale of the Fund's portfolio securities. The Adviser and Subadviser seek the best price and execution obtainable on all transactions. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Fund for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Adviser and Subadviser attempt to deal directly with the principal market makers, except in those circumstances where the Adviser and Subadviser believes that a better price and execution are available elsewhere.

         The Adviser and Subadviser select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies. Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser and Subadviser in servicing all of their accounts. In addition, not all of these services may be used by the Adviser and Subadviser in connection with the services it provides to the Fund. The Adviser and HIML may select broker-dealers who provide research services, however, the Fund does not pay higher commissions in exchange for the receipt of research services.

         Brokerage commissions vary from year to year in accordance with the extent to which the Fund is more or less actively traded.

         The Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. The Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Adviser and Subadviser deem to be a desirable investment for the Fund. The Trust may reject in whole or in part any or all offers to pay for the Fund's shares with securities and may discontinue accepting securities as payment for the Fund's shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of the Fund, and the Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

         The table below shows information on brokerage commissions paid by the Fund for the last three fiscal years. [to be updated]

-------------------------------------------- --------------------------- ---------------------------- ----------------------------
                                             FISCAL YEAR ENDED JULY      FISCAL YEAR ENDED JULY 31,   FISCAL YEAR ENDED JULY 31,
                                             31, 2003                    2004                         2005
-------------------------------------------- --------------------------- ---------------------------- ----------------------------
International Opportunities Fund             $103,241                    $926,028                     $
-------------------------------------------- --------------------------- ---------------------------- ----------------------------

         The Fund is required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by them as of the close of their most recent fiscal year. As of July 31, 2005, the International Opportunities Fund held $________ of _________. [to be updated]

                        CAPITALIZATION AND VOTING RIGHTS

         The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of the Fund are fully paid and non-assessable. No class of shares of the Fund has preemptive rights or subscription rights.

         The Declaration of Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trust currently consists of five series, each of which represents a Fund. Pursuant to the Declaration of Trust, the Trustees may terminate the Fund without shareholder approval. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size. The Trustees have further authorized the issuance of an additional class, Class R shares, for the International Opportunities Fund.

         Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's Declaration of Trust and By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of the Fund entitle their holders to one vote per share (with proportionate voting or fractional shares). Shareholders of the Fund are entitled to vote on matters that affect the Fund or class. The Henderson Global Funds and classes of shares of each Fund will vote together, except when a separate vote is permitted or required by the 1940 Act or written instrument. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each Fund of the Trust. Voting regarding the distribution plan applicable to Class R shareholders will be regarded as matters requiring a specific vote by that class. If the Trustees determine that a matter does not affect the interests of the Fund, then the shareholders of the Fund will not be entitled to vote on that matter. Matters that affect the Trust in general will be voted upon collectively by the shareholders of all the Funds of the Trust.

         As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding voting securities" of the Fund or class means the vote of the lesser of: (1) 67% of the shares of the Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or of the Trust).

         With respect to the submission to shareholder vote of a matter requiring separate voting by the Fund, the matter shall have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund or class of the Fund of the Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

         The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee. Meetings of shareholders will be called at any time by a majority of Trustees and shall be called by any Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

         The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

         Under Delaware law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

         The SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Multi-Class Plan under Rule 18f-3 on behalf of the Funds. The Multi-Class Plan includes the following: (i) shares of each class of each Fund are identical, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Henderson fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

                      PURCHASES AND REDEMPTION INFORMATION

         PURCHASES. As described in the Prospectus, shares of the Fund may be purchased in a number of different ways. Such alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. An investor may place orders directly through the Transfer Agent or the Distributor or through arrangements with his/her authorized broker and/or financial advisor.

         RETIREMENT PLANS. Shares of the Fund may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs ("SEP IRAs").

         ADDITIONAL PAYMENTS. Institutions such as broker/dealer firms or banks may be paid fees out of the assets of the Adviser or its affiliates for marketing and servicing shares of the Fund. These fees do not come out of the Fund's assets. Investment professionals receive such fees for providing distribution-related services or services such as advertising, sponsoring activities to promote sales, and maintaining shareholder accounts. These payments may be based on factors such as the number or value of shares the investment professionals may sell, the value of client assets invested, and/or the type and nature of sales support furnished by the institution.

         The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial intermediaries may provide such financial intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives. Similarly, financial intermediaries may receive different compensation or incentives that may influence their recommendation of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor and will not increase expenses of the

Fund. You may wish to take such payments arrangements into account when considering and evaluating any recommendations relating to shares of the Fund and discuss this matter with your financial adviser.

         ADDITIONAL CHARGES. Dealers and financial intermediaries may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

         REDEMPTIONS. As described in the Prospectus, shares of the Fund are redeemed at their net asset value next determined after a proper redemption request has been received by the Transfer Agent.

         Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven calendar days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

         Under unusual circumstances, when the Board deems it in the best interest of the Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current values. The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act. This requires the Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of that Fund's net asset value at the beginning of the 90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash. Should the in-kind distribution contain illiquid securities, you could have difficulty converting these assets into cash.

         OTHER REDEMPTION INFORMATION. If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

         The Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.

                                 NET ASSET VALUE

         The net asset value per share of the Fund is computed by dividing the value of the Fund's aggregate net assets (i.e., its total assets less its liabilities) by the number of the Fund's shares outstanding. For purposes of determining the Fund's aggregate net assets, receivables are valued at their realizable amounts. The Fund's liabilities, if not identifiable as belonging to a particular class of the Fund, are allocated among the Fund's several classes based on their relative net asset size. Liabilities attributable to a particular class are charged to that class directly. The total liabilities for a class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount is divided by the number of shares of the class outstanding to produce its net asset value per share.

         Securities traded on a recognized stock exchange or market are valued at the last reported sales price or at the official closing price if such price is deemed to be representative of value at the close of such exchange on which the securities are principally traded. If no sale is reported at that time, the average between the last bid and asked price (the "Calculated Mean") is used. Unless otherwise noted herein, the value of a foreign security is determined in its national currency as of the normal close of trading on the foreign exchange or OTC market in which it is primarily traded or as of the close of regular trading on the NYSE, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the day the value of the foreign security is determined.

         A debt security normally is valued on the basis of the last updated sale price or a market value from a pricing service that takes into account appropriate valuation factors or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. Interest bearing commercial paper which is purchased at par will be valued at par. Interest is accrued daily. Money market instruments purchased with an original or remaining maturity of 60 days or less maturing at par, are valued at amortized cost, which the Board believes approximates market value.

         Options, futures contracts and options on futures contracts are valued at the last reported sale price on the exchange on which it is principally traded, if available, and otherwise is valued at the last reported sale price on the other exchange(s). If there were no reported sales on any exchange, the option shall be valued at the Calculated Mean, if possible.

         Securities and other assets for which market prices are not readily available are priced at a "fair value" as determined by the Adviser in accordance with procedures approved by the Board. Trading in securities on many foreign securities exchanges is normally completed before the close of regular trading on the NYSE. Trading on foreign exchanges may not take place on all days on which there is regular trading on the NYSE, or may take place on days on which there is no regular trading on the NYSE (e.g., any of the national business holidays identified below). If events materially affecting the value of the Fund's portfolio securities occur between the time when a foreign exchange closes and the time when the Fund's net asset value is calculated (see following paragraph), such securities may be valued at fair value as determined by the Adviser in accordance with procedures approved by the Board.

         Portfolio securities are valued (and net asset value per share is determined) as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day the NYSE is open for trading. The NYSE and the Trust's offices are expected to be closed, and net asset value will not be calculated, on the following national business holidays: New Year's Day,

Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. On those days when either or both of the Fund's custodian or the NYSE close early as a result of a partial holiday or otherwise, the Trust reserves the right to advance the time on that day by which purchase and redemption requests must be received.

         The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on the Fund's net asset value next determined after your instructions are received in proper form by the Transfer Agent or by your registered securities dealer. Each purchase and redemption order is subject to any applicable sales charge. Since the Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Fund do not price their shares, the Fund's net asset value may change on days when shareholders will not be able to purchase or redeem the Fund's shares. The sale of the Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in the Fund's best interest to do so.

                           FEDERAL INCOME TAX MATTERS

         The following is a general discussion of certain U.S. federal income tax consequences of investing in the Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. It is based on provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and other administrative rulings, as in effect on the date of this Statement of Additional Information, all of which may change, possibly with retroactive effect. This discussion generally applies only to holders of shares who are citizens or residents of the United States. Accordingly, investors should consult with a competent tax adviser before making an investment in the Fund. The Fund is not managed for tax-efficiency.

         The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership; and (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies) or of two ore more issuers controlled by the Fund and engaged in the same, similar or related trades or business or the securities of one or more qualified publicly traded partnerships.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. However, a Fund will generally be subject to Federal corporate income tax (currently imposed at a maximum rate of 35%) on any undistributed income. The Fund intends to distribute all or substantially all of its net investment income each year.

         Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid this tax, the Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of this excise tax, the Fund intends to make distributions to shareholders in accordance with such distribution requirements.

         A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December of the year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

         OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS. Futures contracts and related options have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in losses greater than if they had not been used.

         A Fund's transactions, if any, in forward contracts, options, futures contracts and hedge investments will be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

         The Fund will monitor its transactions, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment in order to, where appropriate, mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company, and minimize the imposition of U.S. federal income and excise taxes.

         CURRENCY FLUCTUATIONS - "`SECTION 988' GAINS OR LOSSES". Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

         INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. The Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If the Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. The Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

         DEBT SECURITIES ACQUIRED AT A DISCOUNT. Some of the debt securities that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in a Fund's income in each taxable year such debt security is held, even though payment of that amount is not received until a later time, usually when the debt security matures.

         Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments.

         Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

         The Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. The Fund may need to sell securities at inopportune times to raise cash to pay such dividends.

         DISTRIBUTIONS. Distributions of investment company taxable income (as such term is defined in the Code) are taxable to a U.S. shareholder whether paid in cash or shares. Dividends paid by a Fund that are derived from dividends received from U.S. corporations and certain qualified foreign corporations, may qualify for the dividends received deduction available to corporate shareholders under Section 243 of the Code (the "Dividend Received Deduction") or the reduced rates of federal income taxation for "qualified dividend income" currently available to individuals and other noncorporate shareholders under Section 1(h)(11) of the Code. Corporate shareholders who otherwise are eligible to claim the Dividends Received Deduction will generally be able to deduct 70% of such qualifying dividends. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the 45-day holding period requirements of Section 246(c)(1)(A) of the Code with respect to the shares of the regulated investment company to qualify for the Dividends Received Deduction. If a portion of the Fund's net investment company taxable income is attributable to "qualified dividend income," as such term is defined in Section 1(h)(11) of the Code, and treated as such by the Fund, then for taxable years beginning on or before December 31, 2008, distributions of such qualified dividend income by the Fund to noncorporate shareholders generally will be taxed at the federal income tax rates applicable to net capital gain provided certain holding period and other requirements are satisfied. For such taxable years, the maximum federal income tax rate applicable to net capital gain for individuals and other noncorporate investors has been reduced to 15%. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Distributions of net capital gain (i.e. the excess of net long-term capital gains over net short-term capital losses and capital loss carryovers from prior years), if any, designated by the Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the Dividends Received Deduction or for treatment as "qualified dividend income." A distribution of an amount in excess of a Fund's current and accumulated earnings and profits, if any, will be treated first by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his, her or its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S. federal income tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

         If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         DISPOSITION OF SHARES. Upon a redemption, sale or exchange of a shareholder's shares, such shareholder will generally realize a taxable gain or loss depending upon his or her basis in the shares disposed. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon how long the shareholder held such shares. Shares held for 1 year or less will be taxed as short-term capital gain. Shares held for more than 1 year will be taxed as long-term capital gain. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

         If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

         The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

         DISCLOSURE STATEMENTS FOR LARGE LOSSES. Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the Internal Revenue Service ("IRS") a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         BACKUP WITHHOLDING. The Fund will be required to report to the IRS all taxable distributions as well as gross proceeds from the redemption of Fund shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of federal income tax at a rate of 28% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number,
(2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

         OTHER TAXATION. Dividends and distributions may also be subject to additional federal, state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above.

         This discussion does not purport to deal with all of the tax consequences applicable to the Fund or all shareholders of the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them before making an investment in the Fund.

                             REGISTRATION STATEMENT

         This SAI and the Fund's Prospectus do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C. Text-only versions of Fund documents can be viewed online or downloaded from the SEC at http:/www.sec.gov.

         Statements contained herein and in the Fund's Prospectus as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund, including the notes thereto, dated [July 31, 2005] have been audited by [_________], independent registered public accounting firm, and are incorporated by reference into this SAI from the Annual Reports of the Funds dated as of [July 31, 2005]. The information under the caption "Financial Highlights" of the Fund for the period from commencement of operations through [July 31, 2005], appearing in the Prospectus has been
derived from the financial statements audited by [       ]. Such financial
statements and financial highlights are included or incorporated by reference
herein in reliance upon [     ] report given on the authority of such firm as
experts in accounting and auditing.

                                   APPENDIX A

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP ("S&P") AND MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE BOND AND COMMERCIAL PAPER RATINGS

From "Moody's Bond Record," November 1994 Issue (Moody's Investors Service, New York, 1994), and "Standard & Poor's Municipal Ratings Handbook," October 1997 Issue (McGraw Hill, New York, 1997).

MOODY'S:

         (a) CORPORATE BONDS. Bonds rated Aaa by Moody's are judged by Moody's to be of the best quality, carrying the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa are judged by Moody's to be of high quality by all standards. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds rated Baa by Moody's are considered medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments of or maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         (b) COMMERCIAL PAPER. The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers within this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors. The designation of Prime-1 indicates the highest quality repayment capacity of the rated issue. Issuers rated Prime-2 are deemed to have a strong ability for repayment while issuers voted Prime-3 are deemed to have an acceptable ability for repayment. Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

         (a) CORPORATE BONDS. An S&P corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings described below may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA is judged by S&P to have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A by S&P has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated BBB by S&P is regarded by S&P as having an adequate capacity to pay interest and repay principal. Although such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than debt in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating. Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating CI is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         (b) COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         The commercial paper rating A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. For commercial paper with an A-2 rating, the capacity for timely payment on issues is satisfactory, but not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment, but are more vulnerable to the adverse effects of changes in circumstances than obligations carrying higher designations.

         Issues rated B are regarded as having only speculative capacity for timely payment. The C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

                                   APPENDIX B

HENDERSON INVESTMENT MANAGEMENT LIMITED

PROXY VOTING POLICIES AND PROCEDURES

A.       PRINCIPLES(1)

1.       BACKGROUND

Henderson Investment Management Limited (HIML) believes that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out HIML's approach to corporate governance, corporate responsibility and proxy voting.

2.       CORPORATE OBJECTIVE

The overriding objective of the company should be to optimize over time the returns to its shareholders. Where other considerations affect this objective, they should be clearly stated and disclosed. To achieve this objective, the company should endeavour to ensure the long-term viability of its business, and to manage effectively its relationships with stakeholders.

3.       CORPORATE STRATEGY

Major strategic modifications to the core business(es) of a company should not be made without prior shareholder approval. Equally, major corporate changes which in substance or effect materially dilute the equity or erode the economic interests or share ownership rights of existing shareholders should not be made without prior shareholder approval of the proposed change. Shareholders should be given sufficient information about any such proposal, sufficiently early, to allow them to make an informed judgment and exercise their voting rights.

4.       DISCLOSURE

Companies should disclose accurate, adequate and timely information, in particular meeting market guidelines where they exist, so as to allow investors to make informed decisions about the acquisition, ownership obligations and rights, and sale of shares. Clear and comprehensive information on corporate governance arrangements and the company's management of corporate responsibility issues should be provided.(2)

5.       VOTING RIGHTS

Companies' ordinary shares should provide one vote for each share. Companies should act to ensure the owners' rights to vote. All proposals that might materially affect shareholder value or

-----------------------
(1) These Principles are based on the Organisation for Economic Co-operation and Development's Corporate Governance Principles and those of the International Corporate Governance Network.

shareholders' rights should be subject to shareholder approval. Each proposal should be presented separately to shareholders - multiple proposals should not be combined in the same resolution at the Annual General Meeting (AGM).

6.       BOARDS OF DIRECTORS

The board of directors, or supervisory board, as an entity, and each of its members, as an individual, is a fiduciary for all shareholders, and should be accountable to the shareholder body as a whole. Each member should stand for election on a regular basis.

Companies should disclose upon appointment to the board and thereafter in each annual report or proxy statement information on the identities, core competences, professional or other backgrounds, factors affecting independence, and overall qualifications of board members and nominees so as to enable investors to assess the value they add to the company. Procedures for appointing directors should be transparent and reported to shareholders annually.

Boards should include a sufficient number of independent non-executive members with appropriate skills, experience and knowledge. Responsibilities should include monitoring and contributing effectively to the strategy and performance of management, staffing key committees of the board, and influencing the conduct of the board as a whole. Accordingly, independent non-executives should comprise no fewer than three members and as much as a substantial majority.

Audit, remuneration and nomination/succession committees should be established. These should be composed wholly or predominantly of independent non-executives. Companies should disclose the terms of reference of these committees and give an account to shareholders in the annual report of how their responsibilities have been discharged. The chairmen and members of these committees should be appointed by the board as a whole according to a transparent procedure.

7.       AUDIT AND INTERNAL CONTROL

Company boards should maintain robust structures and processes to ensure sound internal controls and to oversee all aspects of relationships with external auditors. The Audit Committee should ensure that the company gives a balanced and clear presentation of its financial position and prospects, and clearly explains its accounting principles and policies. Audit Committee members should have appropriate levels of financial expertise, in accordance with prevailing legislation or best practice. The Audit Committee should ensure that the independence of the external auditors is not compromised by conflicts of interest (arising, for example, from the award of non-audit consultancy assignments).

8.       DIRECTORS' AND SENIOR EXECUTIVE REMUNERATION

Remuneration of directors or supervisory board members and key executives should be aligned with the interests of shareholders. Performance criteria attached to share-based remuneration should be demanding and should not reward performance that is not clearly superior to that of a group of comparable companies that is appropriately selected in sector, geographical and index terms. Requirements on directors and senior executives to acquire and retain shareholdings in the company that are meaningful in the context of their cash remuneration are also appropriate.

The design of senior executives' contracts should not commit companies to `payment for failure'. Boards should attention to minimising this risk when drawing up contracts and to resist pressure to concede excessively generous severance conditions.

Companies should disclose in each annual report or proxy statement the board's policies on remuneration - and, preferably, the remuneration of individual board members and top executives, as well as the composition of that remuneration - so that investors can judge whether corporate pay policies and practices are appropriately designed.

Broad-based employee share ownership plans or other profit-sharing programmes are effective market mechanisms that promote employee participation.

9.       CORPORATE RESPONSIBILITY

9.1      Definition

HIML believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

         o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

         o        responsibilities to minimise and manage environmental impacts;

         o        responsibilities towards employees; and

         o        responsibilities to the wider community.

9.2      Corporate responsibility standards

Companies should adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(3) the UN Universal Declaration of Human Rights and the related covenants and conventions(4); International Labour Organisation conventions on labour standards(5); the OECD Guidelines for Multinational Enterprises(6); and the Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(7).

9.3      Disclosure on corporate responsibility

9.3.1    Annual Report

Companies should disclose in their Annual Report how they are managing key risks and opportunities linked to social, environmental and ethical issues.

--------------------
(2)  For further discussion of corporate responsibility see section 9.
(3)  www.unglobalcompact.org
(4)  www.unhchr.ch/html/intlinst.htm.
(5)  www.ilo.org/public/english/standards/norm/index.htm.
(6)  www.oecd.org/pdf/M000015000/M00015419.pdf.
(7) Prepared by a working group of the UN Commission on Human Rights and available at:
     www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$
     FILE/G0013866.pdf

9.3.2    Additional disclosures: Global Reporting Initiative

HIML wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

HIML believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary corporate responsibility reporting.(8) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of many market-based corporate governance codes in that it sets out a range of issues and reporting indicators and asks companies to `comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances.

HIML commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

B.       PROXY VOTING POLICIES

In the light of the Principles elaborated above, HIML has adopted Proxy Voting Policies and Procedures. In addition, HIML has adopted country- and market-specific policies, which are not captured below. The Proxy Voting Policies are contained in the appendices to this document. With respect to non-U.S. and non-U.K. securities, the policies are set forth in the Global Proxy Voting Manual, a copy of which is attached in Appendix A hereto. In addition, the global policies are summarized below. With respect to U.K. securities, the policies are set forth in Henderson Global Investors' UK Activism Policy and Voting Policy, a copy of which is attached in Appendix B hereto. With respect to U.S. securities, the policies are set forth in the ISS Proxy Voting Guidelines Summary, a copy of which is attached in Appendix C hereto. The Proxy Voting Policies represent how HIML will generally vote on certain matters. However, in individual circumstances, HIML may override a specific policy as described below under Proxy Voting Procedures--Procedures.

GLOBAL PROXY VOTING GUIDELINES

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
o there are concerns about the accounts presented or audit procedures used; or
o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
o there are serious concerns about the accounts presented or the audit procedures used;
o        the auditors are being changed without explanation; or
o there are serious issues of conflicts and objectivity because of the provision of non audit-related services.

--------------------
(8)  http://www.globalreporting.org/guidelines/2002.asp

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
o there are serious concerns about the statutory reports presented or the audit procedures used;
o questions exist concerning any of the statutory auditors being appointed; or
o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o        the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below what is required in a particular market unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Director Elections
Vote FOR management nominees in the election of directors, unless:
o there are clear concerns about the past performance of the company or the board; or
o        the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis based on market norms.

Vote AGAINST proposals to award stock options to nonexecutives in countries where such payment is not the norm.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Vote executive director compensation proposals on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
o there are serious questions about actions of the board or management for the year in question; or
o        legal action is being taken against the board by other shareholders.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.
Board Structure
Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights on a CASE-BY-CASE basis based on market norms.

Vote FOR issuance requests without preemptive on a CASE-BY-CASE basis based on market norms.

Specific Issuances
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS HIML guidelines for the purpose being proposed; or
o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavourable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without pre-emptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Vote FOR share repurchase plans, unless:
o        clear evidence of past abuse of the authority is available; or
o        the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:
-------------------------
Vote FOR mergers and acquisitions, unless:
o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

o the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.
Mandatory Takeover Bid Waivers:
-------------------------------
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:
Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms:
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

C.       PROXY VOTING PROCEDURES

1.       RESPONSIBILITIES

The Head of SRI Engagement and Corporate Governance at Henderson GlobaL Investors, acting on behalf of HIML, is responsible for the implementation of the Proxy Voting Policies.

2.       SERVICE PROVIDERS

HIML has contracted ISS Europe Ltd. to provide policy development, research, advisory and voting disclosure services.

Proxy voting services are provided by BNP Paribas Securities Services plc, which provides a range of administrative services to Henderson. BNP Paribas Securities Services plc is provided with voting services by ISS.

3.       PROCEDURES

The procedure for casting proxy votes is as follows:

1. Custodians notify ISS of forthcoming company meetings and send proxy materials.
2.       ISS notifies Henderson of meetings via its VoteX website.
3. For U.S. and non-U.K. securities, ISS provides voting recommendations based on HIML's Proxy Voting Policies.
4. For U.K. securities, HIML generally votes in accordance with the policies set forth in Appendix B hereto.
5. The Henderson Head of SRI Engagement and Corporate Governance (Head of Corporate Governance) consults with other corporate governance staff, fund managers and analysts as appropriate.
6. With respect to U.S. and other non-U.K. securities, the Head of Corporate Governance (or his designee) decides whether to accept or override the voting recommendations provided by ISS. With respect to U.K. securities, the Head of Corporate Governance (or his designee) determines whether to vote in accordance with HIMLs predetermined policies as described in Appendix B hereto.
7. If the ISS recommendations are accepted, or predetermined HIML voting policies for U.K. securities are followed, voting instructions are sent to custodians via the VoteX website and executed by the custodians.
8. If no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee of HIML evaluates whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interest of clients.
9. The Proxy Committee reviews the issue and directs ISS how to vote the proxies through the VoteX website and voting instructions are executed by the custodians.

4.       SHARE BLOCKING

In a number of markets in which the funds invest, shares must be suspended from trading (`blocked') for a specified period before the Annual General Meeting if voting rights are to be exercised. Such restrictions may place constraints on portfolio managers that mean exercising proxy votes is not in clients' interest. In other markets casting proxy votes may involve costs that are disproportionate to any benefit gained. In markets where share blocking applies or additional costs are incurred that outweigh the potential benefits of voting, HIML will vote only in exceptional circumstances.

5.       CONFLICTS OF INTEREST

For each director, officer and employee of HIML ("HIML person"), the interests of HIML's clients must come first, ahead of the interest of HIML and any person within the HIML organization, which includes HIML's affiliates.

Accordingly, each HIML person must not put "personal benefit", whether tangible or intangible, before the interests of clients of HIML or otherwise take advantage of the relationship to HIML's clients. "Personal benefit" includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever except a benefit for a client of HIML, as appropriate. It is imperative that each of HIML's directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of HIML's clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist if HIML has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Head of Compliance.

The following are examples of situations where a conflict may exist:

         o Business Relationships - where HIML manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;

         o Personal Relationships - where a HIML person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships;

         o Familial Relationships - where a HIML person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company); and

         o Fund Relationships - HIML may have a conflict because of a relationship to fund shares held in client accounts (e.g., an entity who receives fees from a fund is solicited by the fund to increase those fees).

It is the responsibility of each director, officer and employee of HIML to report any real or potential conflict of interest to the Head of Compliance who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Head of Compliance, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict. In addition, all HIML persons shall certify annually as to their compliance with this policy. A form of such certification is attached in Appendix D hereto.

In situations where no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue, the Proxy Committee, as described below, will evaluate whether there is an actual or potential conflict of interest that would affect HIML's ability to vote the proxy in the best interests of clients.

PROXY COMMITTEE

The Proxy Committee shall have three members, the Chief Investment Officer, the Head of Corporate Governance and the Head of Compliance (or their respective designees). Proxy Committee meetings may be called by any member of the Proxy Committee and shall be called when no predetermined HIML policy exists and no ISS recommendation is made, or if HIML determines not to follow a predetermined policy or an ISS recommendation with respect to an issue. Two members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The members the Proxy Committee shall be chose a chair of the Proxy Committee. The Proxy Committee shall keep minutes of its meetings that shall be kept with the other corporate records of HIML.

The Proxy Committee shall review the report of the Head of Compliance as to whether any HIML person has reported a conflict of interest. The Head of Compliance, or his designee, shall confirm by a review of the personal holdings reports submitted by HIML persons whether any HIML persons in the aggregate own 1% or more of a party interested in the proxy process' equity securities and report such information to the Proxy Committee.

The Proxy Committee will review each item referred to it to determine if a conflict of interest exists and will produce a Conflicts Report for each referred item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) based on confirmations from the relevant portfolio managers discloses any contacts from parties outside HIML (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an portfolio manager's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Committee will review the issue and direct ISS as to how to vote the proxies.

                                                                      APPENDIX A

GLOBAL PROXY VOTING MANUAL

POLICIES

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR approval of financial statements and director and auditor reports, unless:
         o there are concerns about the accounts presented or audit procedures used; or
         o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
================================================================================

DISCUSSION

The official financial statements and director and auditor reports are valuable documents when evaluating a company's annual performance. The director report usually includes a review of the company's performance during the year, justification of dividend levels and profits or losses, special events such as acquisitions or disposals, and future plans for the company.

The auditor report discloses any irregularities or problems with the company's finances. While a qualified report by itself is not sufficient reason to oppose this resolution, it raises cautionary flags of which shareholders should be aware. Most auditor reports are unqualified, meaning that in the auditor's opinion, the company's financial statements are made in accordance with generally accepted accounting principles.

When evaluating a company's financial statements, HIML looks at debt/equity levels on the balance sheet, historical sales and earnings performance, dividend history and payout ratios, and the company's performance within its own country and relative to similar companies in its industry. Unless there are major concerns about the accuracy of the financial statements or the director or auditor reports, HIML will support this item.

APPOINTMENT OF AUDITORS AND AUDITOR REPORTS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
         o there are serious concerns about the accounts presented or the audit procedures used;
         o        the auditors are being changed without explanation; or
         o there are serious issues of conflicts and objectivity because of the provision of non audit-related services.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.
================================================================================

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR the appointment or reelection of statutory auditors, unless:
         o there are serious concerns about the statutory reports presented or the audit procedures used;
         o questions exist concerning any of the statutory auditors being appointed; or
         o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
================================================================================

DISCUSSION

The appointment of internal statutory auditors is a routine request for companies in Latin America, Italy, Spain, Portugal, Japan, Korea, and Russia. The statutory auditing board is usually composed of three to five members, including a group chairman and two alternate members, all of whom are expected to be independent. In addition to the regular duty of verifying corporate accounts, the auditor board is responsible for supervising management and ensuring compliance with the law and articles of association. The auditors must perform an audit of the accounts every three months and present to shareholders a report on the balance sheet at the AGM. For most countries, the auditors are elected annually and may seek reelection. HIML will support the appointment of statutory auditors unless there are serious concerns about the reports presented or questions about an auditor's qualifications.

ALLOCATION OF INCOME

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR approval of the allocation of income, unless:
o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
o        the payout is excessive given the company's financial position.
================================================================================

DISCUSSION

Many countries require shareholders to approve the allocation of income generated during the year. These proposals usually, but not always, contain an allocation to dividends. When determining the acceptability of this proposal, HIML focuses primarily on the payout ratio. Payouts of less than 30 percent or more than 100 percent are a trigger for further analysis. The minimum level of 30 percent is based on a review of international practice. Payouts of more than 100 percent are a signal that the company is dipping into reserves to make the payment.

Further analysis of payout ratios should include the following: an examination of historical payouts to determine if there is a long-term pattern of low payouts; exceptional events that may have artificially modified earnings for the year; the condition of a company's balance sheet; comparisons with similar companies both domestically and internationally; and the classification of the company as growth or mature.

Justifications for extreme payouts must be reviewed carefully. If the company has an adequate explanation for a certain payout, HIML will support the income allocation as proposed. HIML will oppose a payout if a company appears to be maintaining an excessive payout that may affect its long-term health.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
================================================================================

DISCUSSION

Stock (scrip) dividend alternatives, whereby shareholders are offered the option of receiving their dividend payment in the form of fully paid ordinary shares, are common proposals worldwide. While dividend payments in the form of shares in lieu of cash do not immediately add to shareholder value, they allow companies to retain cash and to strengthen the position and commitment of long-term shareholders. HIML opposes stock dividend proposals that do not allow a cash option unless management shows that the cash outflow is detrimental to the company's health and to long-term shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote amendments to the articles of association on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Requests to amend a company's articles of association are usually motivated by changes in the company's legal and regulatory environment, although evolution of general business practice can also prompt amendments to articles. Such proposals are especially common whenever stock exchange listing rules are revised, new legislation is passed, or a court case exposes the need to close loopholes. Amendments to articles range from minor spelling changes to the adoption of an entirely new set of articles. While the majority of such requests are of a technical and administrative nature, minor changes in wording can have a significant impact on corporate governance. As such, HIML carefully scrutinizes any changes to a company's articles. From a company's perspective, it is often more efficient to adopt a new set of articles than to introduce numerous amendments. However, bundling changes that treat different provisions of the articles into one voting item prevents shareholders from separating items of concern from routine changes. By leaving a shareholder with an all-or-nothing choice, bundling allows companies to include negative provisions along with positive or neutral changes. When reviewing new or revised articles, HIML classifies each change according to its potential impact on shareholder value, whether the proposed change improves or worsens the existing provision and then weighs the package as a whole. The presence of one strongly negative change may warrant a vote against the resolution. The final criterion on which HIML bases its decision is whether failure to pass a resolution would cause an immediate loss of shareholder value. In such cases, HIML supports even a bundled resolution that includes negative changes.

CHANGE IN COMPANY FISCAL TERM

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.
================================================================================

DISCUSSION

Companies routinely seek shareholder approval to change their fiscal year end. This is a decision best left to management. HIML opposes such resolutions only if the company is changing its year end to postpone its AGM and an adequate explanation is not provided.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below what is required in a particular market unless specific reasons exist to implement a lower threshold.
================================================================================

DISCUSSION

Where a company requires a lower disclosure threshold, the company should demonstrate that this is not a pretext for an antitakeover defence nor will it cause undue burden to shareholders and the Company.

In certain cases, shareholders may want to know of smaller positions-at a troubled company likely to be put in play, for example. HIML examines these companies to determine if these lower thresholds would benefit shareholders.

AMEND QUORUM REQUIREMENTS


================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Quorum requirements differ widely by market. In the United States, for instance, a quorum of a majority of the outstanding shares is the norm. In many global markets, however, the percentage of shares represented at meetings is not as high as in the United States. Indeed, many companies incorporated in markets outside the United States have difficulty attaining a quorum.

Proposals to amend the quorum requirement are evaluated on a case-by-case basis based on market norms, the company's reasons for the change, and the company's ownership structure. With respect to the latter, companies that have a substantial shareholder or shareholder group should set their quorum requirement well above the percentage of shares owned by such shareholder or shareholder group. Quorum requirements are intended to ensure that a broad range of shareholders is represented at meetings. Setting a quorum requirement that is too low, whether in absolute terms or relative to the holdings of a large shareholder, undermines this purpose. A low quorum requirement is of particular concern in markets where resolutions are decided on the basis of either shares present and entitled to vote at a meeting or votes cast at the meeting. In such cases, once a quorum is attained, the shares present, regardless of whether they are representative of the entire body of shareholders, will be able to decide the matters under consideration at the meeting.

TRANSACT OTHER BUSINESS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote AGAINST other business when it appears as a voting item.
================================================================================

DISCUSSION

This item provides a forum for questions and any other resolutions that may be brought up at the meeting. In most countries the item is a formality and does not require a shareholder vote, but companies in certain countries include other business as a voting item. Because shareholders who vote by proxy cannot know what issues will be raised under this item, HIML will not support such requests. While HIML recognizes that in most cases this item is a formality or includes discussion that will have no impact on shareholders, shareholders cannot risk the negative consequences of voting in advance on an item for which information has not been disclosed.

BOARD STRUCTURE

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
================================================================================

DISCUSSION

Resolutions relating to board structures range from fixing the number of directors or establishing a minimum or maximum number of directors to introducing classified boards and director term limits.

BOARD SIZE

Proposals to fix board size are common and are routinely approved. Proposals to establish a range of board size will be routinely approved unless there is evidence to suggest that this latitude could be used as an antitakeover defence or will prevent shareholders from exercising their rights.

ADOPT CLASSIFIED BOARD

HIML prefers that all directors stand for reelection every year. All directors should be accountable to shareholders on an annual basis, as the ability to elect directors is the single most important use of the shareholder franchise.

While classified boards are the norm in most countries, some companies have chosen to place their directors up for annual election. HIML supports initiatives to declassify boards and opposes proposals to classify previously unstaggered boards. Classifying the board makes it more difficult to effect a change of control through a proxy contest; because only a minority of the directors are elected each year, a dissident shareholder would be unable to win control of the board in a single election.

INTRODUCTION OF MANDATORY AGE OF RETIREMENT

HIML believes that age should not be the sole factor in determining a director's value to a company. Rather,each director's performance should be evaluated on the basis of their individual contribution and experience.

ALTERING BOARD SIZE

Companies may attempt to increase board size in order to add related or like-minded directors to the board. Conversely, establishing a minimum number of directors could make it easier to remove independent directors from the board. HIML considers these proposals on a case-by-case basis.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is underway is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

TWO-TIERED BOARDS

Companies in many countries have a two-tiered board structure, comprising a supervisory board of nonexecutive directors and a management board with executive directors. The supervisory board oversees the actions of the management board, while the management board is responsible for the company's daily operations. Companies with two-tiered boards elect members to the supervisory board only; management board members are appointed by the supervisory board. In Austria, Brazil, the Czech Republic, Germany, Peru, Poland, Portugal, and Russia, two-tiered boards are the norm. They are also permitted by company law in France and Spain.

DIRECTOR ELECTIONS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================

Vote FOR management nominees in the election of directors, unless:
         o there are clear concerns about the past performance of the company or the board; or
         o        the board fails to meet minimum corporate governance
                  standards.
Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.
Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed)
================================================================================

DISCUSSION

HIML considers director elections to be one of the most important voting decisions that shareholders make, especially because shareholders are only given the opportunity to review their companies' operations once a year at the AGM. Thus, if detailed information on boards or nominees is available, analysis to the highest degree possible is warranted. Directors function as the representatives of shareholders throughout the year and are therefore a crucial avenue of ongoing influence on management.

Levels of disclosure regarding directors vary widely. In some countries, such as the United Kingdom, Canada, and Australia, companies publish detailed information such as director biographies, share ownership, and related information that aids shareholders in determining the level of director independence. In many other countries, the only information available on directors is their names, while still other countries disclose no information at all. In cases where detailed information about directors is not available, it would be counterproductive to vote against directors on the basis of a lack of information. Opposition to specific nominees or boards should be supported by specific problems or concerns.

While HIML supports the annual election of directors, boards in many countries are divided into two or more classes that are elected on a staggered basis. This system of classified boards is common across the world. In certain countries, executive directors may be appointed for terms of up to five years, and a company's articles may give executive directors protected board seats under which they are not subject to shareholder election. HIML opposes protected board seats and preferential treatment of executive directors.

When reviewing director election proposals, HIML examines board composition, company performance, and any negative views or information on either the company or individual directors. HIML determines the number of executive, independent, and affiliated directors on the board and the existence and composition of board committees. An affiliated director is defined as one who represents a major shareholder; has significant commercial contacts with the company; has held executive positions within the company in the past; or is related to the founding family, another board member, or a top executive. In cases where board composition is of concern, the company's general health and its recent financial performance may play a part in the evaluation of directors. Individual director information is also considered, including share ownership among director nominees.

HIML also takes into account the attendance records of directors when such information is provided to shareholders, using a benchmark attendance rate of 75 percent of board meetings. If an individual director fails to attend at least 75 percent of board meetings for two or more consecutive years, HIML makes further inquiries to the company regarding the absences. HIML will not support the re-election of the director unless the company has provided a reasonable explanation for the absences. International companies tend to have directors who reside in other countries on their boards, making attendance difficult. While HIML understands the difficulties imposed on such directors, failing to attend meetings prevents directors from fulfilling their fiduciary obligations and adequately representing shareholder interests. Other business obligations and conflicting travel schedules are not acceptable reasons for consistently poor attendance records. HIML supports the use of teleconferencing and videoconferencing to cope with the increasing time and travel demands faced by directors in global business.

Statements of corporate governance practices are also helpful in reviewing director election proposals, but only in a few countries are these routinely included as part of the annual report, usually as a listing requirement of the major stock exchange. These reports are required in Australia, Canada, South Africa, and the United Kingdom.

For shareholder nominees, HIML places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

DIRECTOR COMPENSATION


================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a
CASE-BY-CASE basis based on market norms.
Vote AGAINST proposals to award stock options to nonexecutives in countries where such payments is not the norm.
Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.
Vote executive director compensation proposals on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Proposals seeking shareholder approval for nonexecutive directors' fees are not controversial in most countries. HIML generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies in the same country or industry. In evaluating such proposals, HIML focuses on the fees paid to each nonexecutive or, if such detailed information is not available, on the aggregate amount payable to all of the nonexecutives. Where available, HIML will also take into consideration evidence of past abuses, both by the company and those, if any, characteristic of the market.

Companies in many markets provide their nonexecutives an option to receive all or a portion of their cash fees in the form of company shares. We approve these measures as the exchange is on a 'dollar-for-dollar' basis, that is, as long as a director receives shares having a cash value equal to that of the foregone fees, with the share price used for such calculation being determined on a reasonable date. While there is some dilution associated with such payments, such dilution is minimal, and in any event, increasing directors' share ownership is likely to align the interests of the directors with those of shareholders However, we will not support such arrangements if the exchange is not dollar-for-dollar; such exchanges put shareholders at a disadvantage by providing directors the opportunity to receive shares at discount, and the interests of directors who have acquired shares at a discount are likely to be less closely aligned with those of other shareholders. Some companies provide their nonexecutive directors the opportunity to exchange all or a portion of their cash fees for stock options; we would evaluate such grants on a case-by-case basis based on the norms of the relevant country.

In countries where it is common to provide nonexecutives with stock options as a separate element of their remuneration, proposals seeking approval for the remuneration of nonexecutive directors cannot be evaluated without detailed information regarding the proposed remuneration, which could include options, and in some cases, discounted options. Remuneration proposals that include option grants must be evaluated in accordance with the guidelines for stock options. Likewise, remuneration proposals that could include option grants-by virtue of their being proposed by a company in a market where option grants to nonemployee directors are common-must also be evaluated in accordance with the guidelines for stock options.

In countries where it is not the norm to provide nonexecutives with stock options, HIML will not support resolutions to introduce such compensation.

HIML considers that retirement benefits for nonexecutive directors are inappropriate, as they increase the directors' financial reliance on the company and could call into question the objectivity of their decision-making. HIML will oppose such resolutions.Some countries require shareholder approval for the remuneration of executive directors. When proposed executive compensation is gratuitous or otherwise excessive in light of market norms, or service contract terms are not consistent with best practice, or there is past evidence of abuse, HIML will not support such resolutions.

COMPENSATION PLANS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote compensation plans on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Compensation plans are common on meeting agendas and the structures of these plans are of vital interest to shareholders. When given the opportunity to review these structures, HIML supports plans that motivate participants to focus on long-term shareholder value and returns, encourage employee stock ownership, and more closely align employee interests with those of shareholders.

HIML recognises that the proper evaluation of compensation plans may be restricted because of limited disclosure, local conditions and traditions in particular countries. However, making too many allowances for local practices may encourage poor governance standards over the long term.

STOCK OPTION PLANS

Stock option plans grant participants an option to buy company shares at a set price (the exercise price). Shares are usually granted at market prices and may be exercised when the company's share price reaches the exercise price. Participants may then purchase the promised shares at the strike price and may later sell the shares after their purchase (or after a defined holding period when the shares may not be sold).

When evaluating stock option plans, we would like to see the full text of the plan, or a summary of the plan's key terms, with information on the plan's dilution, exercise price/presence of discounts, administration and participation, types of awards used, vesting provisions, and performance criteria. However, in many markets, especially where companies are only beginning to introduce stock-based compensation, information on key plan terms can be quite limited. However, until disclosure standards improve in these markets, HIML believes that it would be counterproductive to oppose all plans in a given country on this basis. Still, some basic parameters are necessary in order for HIML to consider supporting a compensation plan. At a minimum, HIML requires information on the maximum potential dilution of a plan and information concerning the exercise price. If a plan meets our guidelines on these two points, HIML will support the plan. For markets where certain plan information is regularly disclosed, and a company has failed to provide this information to shareholders, HIML will vote against the plan on the basis of substandard disclosure.

Among the criteria that HIML examines in evaluating stock option plans are the following, generally organized from criteria of greater importance to criteria of lesser importance:

SHARES RESERVED FOR ISSUANCE OF OPTIONS UNDER THE PLAN

HIML's policy is that dilution levels should not exceed ten percent for all plans. Deviation from this policy will only occur on the receipt of satisfactory explanation from a company. It may also be appropriate for plans to include 'flow-rate' restrictions that further limit the plan's dilution, such as a cap of `one percent in one year' or `three percent in three years'.

Shares reserved for director plans should be included within the normal dilution limits.

EXERCISE PRICE

HIML prefers that options be priced at not less than 100 percent of the shares' fair market value on the date of grant. Usually this is taken as the closing price of the company's shares on the day prior to the date of grant. Some countries determine fair market value as an average of the trading price for the five days prior to the date of grant. This is a common and acceptable practice. Some emerging market countries use a 30-day average or longer to determine fair market value; these resolutions must be reviewed on a case-by-case basis, although provisions of longer than 30 days increase the possibility of discounted options.

DISCOUNTED OPTIONS, RESTRICTED STOCK, AND STOCK GRANTS

Many countries allow for options to be granted at a discount to market prices. HIML evaluates restricted stock, which is essentially a deeply discounted option often with mandatory vesting provisions, in the same manner as a discounted option. Restricted stock, which is generally offered at a 100-percent discount and vests in three to five years, is most often seen in the United States, but it is becoming increasingly popular in other jurisdictions. Stock grants are another type of discounted award in which company shares may be granted outright to recipients with no payment required for the receipt of shares. In the absence of performance criteria (see below), HIML opposes grants of discounted options, including restricted stock. Absent performance criteria or vesting provisions, holders of discounted options or restricted stock have an incentive to cash in their grants for an immediate return rather than hold on to their options for future gains, thereby reducing or eliminating the incentive value of such awards. HIML generally opposes stock grants as their incentive value is dubious.

In very rare cases, HIML may consider supporting a plan that includes discounted options, including restricted stock, if the company has attached challenging performance criteria to the options, including price hurdles. Performance-based vesting provisions require tangible improvements in the company's financial performance or share price before the discounted options or restricted shares can be exercised. Performance criteria are evaluated by reference to both the company's country of incorporation and industry. Recipients of discounted options and restricted shares are required to tender less consideration, if any, to exercise their awards than recipients of market-priced options are required to tender; as a result, the former type of awards are more costly to shareholders from an economic perspective. However, the higher performance threshold imposed by suitably challenging performance criteria may mitigate the higher economic costs.

PLAN ADMINISTRATION

HIML opposes allowing the administering committee to grant options to itself due to the potential for abuse and conflicts of interest. Administration of plans should be in the hands of directors who are unable to participate in the plan. Plans administered by the full board should not allow voting by executive directors; plans administered by remuneration committees should be composed entirely of independent directors. Plans that allow nonexecutive directors to participate should not give them any discretion on individual grants; instead, an automatic system of grants should be introduced with fixed annual grants at market prices on a fixed date.

Alternatively, HIML approves of separate nonexecutive director option plans with independent administration if the number of shares reserved for such plans is limited.

ELIGIBILITY AND PARTICIPATION

HIML prefers separate plans for employees, directors, and nonexecutive directors, but many plans include all or some combination of these categories of participants. Other global plans distinguish between full-time and part-time employees or establish a set length of service to the company (usually one year) before options may be granted. Most plans allow the administrating committee to select plan participants.

PERFORMANCE CRITERIA AND VESTING PROVISIONS

Performance criteria and vesting provisions are important considerations when evaluating a compensation plan, and the existence of long vesting provisions and realistic performance criteria may compensate for minor shortcomings in a plan. If a plan falls just beyond one of the above guidelines but has both performance criteria and vesting provisions, support may be justified. The ultimate goal of share option plans is to tie executive and employee remuneration to company performance and to give key employees and executives incentive to stay with the firm. We favor the inclusion of performance targets and graduated vesting schedules because awards that are contingent upon sustained and measurable improvements are more likely to fulfill their purpose of truly providing incentive.

OTHER FEATURES SPECIFIC TO OPTION PLANS

ISSUE TERMS

Some countries require optionees to pay a nominal fee (often equivalent to $0.01) for every option received. This is common and acceptable, although many companies that once enforced this provision are now deleting it from the rules of their plans.

OPTION REPRICING

Some plans include specific provisions allowing for the repricing of options at the board's discretion. HIML opposes plans that include option repricing when the exercise price is reduced in response to a dropping share price. Repricing outstanding options reduces the incentive that options provide to raise the share price for shareholders and negates the alignment of the interests of shareholders and employees.

FINANCIAL ASSISTANCE

Some plans offer participants loans to pay the full exercise price on their options. If loans are part of a company's option plan, HIML prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. HIML also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessary warrant a recommendation against an option plan, but they are taken into consideration in HIML's analysis of the plan.

PLANS FOR INTERNATIONAL EMPLOYEES

Many overseas companies introduce separate plans or delegate a special section of their option plan to deal with tax considerations raised by having a large number of employees working in other countries. Many of these plans contain provisions that deal directly with particular U.S. tax code provisions on stock options. HIML applies the same criteria to these plans as to country-specific plans.

STOCK APPRECIATION RIGHTS

Stock appreciation rights (SARs) allow participants to receive the difference between the exercise price and the market price at the date of exercise. Many companies use SARs in lieu of regular options. While SARs do not result in the dilution associated with large option exercises, there is little difference between a SAR and a regular option from a shareholder perspective because the financial cost to the company is the same. However, SARs do not encourage stock ownership by participants because they involve no purchase or sale of company stock. HIML reviews SARs in the context of the option plan under which they are issued.

PHANTOM STOCK OPTION PLANS

Phantom stock options offer participants cash bonuses based on the increase in share price during a set period of time. Phantom plans are distinct from SARs in that they often form their own separate plan. Some companies will create a phantom stock option plan to award employees who reside in countries that do not allow stock-based compensation. Participants are designated a set number of hypothetical (phantom) shares, on which the award is based. While HIML prefers compensation plans that encourage employee ownership, SARs and phantom options are an effective way to provide incentives to employees.

SUPEROPTIONS

Superoptions exceed the limits in a particular country for the value of options granted to any one individual. HIML will support grant of superoptions provided that they are tied to significantly more challenging vesting provisions and performance criteria than is the norm for normal options.

DIVIDENDS UNDER OPTION AND DIVIDEND EQUIVALENT PAYMENT PROVISIONS

Most holders of stock options do not receive dividend payments. However, some option plans allow participants to receive dividends or dividend equivalent payments prior to the exercise of options. HIML believes that any economic benefit derived from option plans should occur at the time of exercise.

USING REPURCHASED SHARES IN SHARE COMPENSATION PLANS

In many countries, companies use shares purchased on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise. HIML also recognizes the benefits to existing shareholders when repurchased shares are used to fund option grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, HIML expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, HIML will support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan's limit on newly issued shares but would operate as an additional pool of shares, then HIML looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

INCENTIVE PLANS

Share incentive plans tie key employees' compensation more directly to company performance. Incentive plans provide participants with free grants of company shares (or, less frequently, cash grants) in proportion with prearranged performance criteria-often earnings per share measured against inflation or total shareholder return. These indicators are frequently compared with those of other firms in the company's industry or stock market index, creating a benchmark and a further determinant of the number of shares granted to a particular participant. Incentive plans offer shareholders the potential for less dilution and that they more directly encourage participants to focus on long-term company performance through strict performance criteria tied to more than just share price movements.

Most incentive plans are organized with strict vesting provisions, where participants may not receive the share awards until after a period of three years or more. Many plans also grant a percentage of the total amount reserved for each participant on a sliding scale measured against performance criteria.

Evaluation of incentive plans is similar to that of option plans in that acceptable dilution and impartial administration and eligibility remain key factors for a positive recommendation. Insufficient performance criteria or abbreviated vesting provisions are deciding factors as well.

EMPLOYEE STOCK PURCHASE PLANS AND SAVINGS-RELATED SHARE OPTION SCHEMES

Employee stock purchase plans and savings-related share option schemes (together, ESPPs) provide employees an opportunity to purchase stock in their company, often at a discount to market prices. Plans may operate via monthly deductions from employees' paychecks, gathered and held for safekeeping by a trust or bank, and used to purchase company stock on behalf of the employee. ESPPs can lead to greater commitment from employees, provide performance incentives, and provide all employees the opportunity to share in the company's growth. HIML generally approves these plans because they encourage wide share ownership in the company among employees. When analyzing ESPPs for global companies, HIML considers the following factors:

ELIGIBILITY

This is an important factor when considering ESPPs proposed by global companies. For a plan to qualify as an ESPP, all full-time employees who have been with the company for a reasonable amount of time (some plans also allow for participation by part-time employees) must be eligible to participate in the plan, and more important, eligible participants must have the ability to determine whether they will participate and to what extent they will participate, subject to certain limits, as discussed below.

DILUTION

Many markets, such as the United States, Canada, Ireland, and certain tax haven markets, differentiate between shares reserved for ESPPs and shares reserved for stock option plans. In these markets it is our practice to have separate dilution limits (a) for shares reserved for ESPPs, and (b) shares reserved for stock option plans. Other markets, notably the United Kingdom, do not reserve separate pools of shares for ESPPs and option plans, therefore we cannot make such distinctions.

For those markets that reserve a separate pool of shares for ESPPs, HIML policy is to exclude such shares from our dilution calculations for stock option plans. However, HIML policy provides that no more than five percent of a company's shares may be reserved for ESPPs at any given time, with such five percent being over and above the company's limit (either five or ten percent) reserved for option plans. Accordingly, a company could have up to ten percent of its shares reserved for option plans and five percent of its shares reserved for ESPPs at any given time. Alternatively, HIML would consider a higher dilution limit for ESPPs if the company in question sufficiently limited dilution under its option plans.

For those markets that reserve a common pool of shares for ESPPs and stock option plans, HIML policy is to evaluate the dilution under the common pool of shares in accordance with the dilution limitations applicable to stock option plans.

OFFERING PERIOD AND OFFERING PRICE

The offering period, also known as the purchase period, is the time period over which a participant's contributions are accumulated for the purchase of shares under the plan. The offering price is the company's share price taken on a specific date, less the applicable discount, at which a participant's accumulated payroll deductions are used to purchase shares. Both the offering period and the offering price are country- and plan-specific.

HIML's assessment of a plan takes into account the length of the offering period and the date on which the offering price is determined.

DISCOUNTS

These are generally country-specific, e.g. the maximum discount under a Section 423 Plan is 15 percent. In the United Kingdom the maximum discount is 20 percent, and in Ireland it is 25 percent.

In reviewing discounts, HIML takes into consideration the offering period,offering price and market norms.

LIMITS ON THE NUMBER OR VALUE OF SHARES PURCHASEABLE (PARTICIPATION LIMITS)

ESPPs must specify a limit on the number or value of shares each participant is eligible to purchase. Because the shares are discounted, there must be some limit on the ability of eligible employees to participate to prevent excessive dilution. This also limits the ability of executives to buy, via the plan, large amounts of discounted shares. Ideally, there should be a plan feature prohibiting employees who are large shareholders from participating.

LOAN TERMS

Some plans offer participants loans to pay for the shares. If loans are part of a share purchase plan, HIML prefers that loans be made to employees as part of a broad-based, company-wide plan to encourage ownership rather than being given only to executive directors. HIML also prefers loans with interest set at market rates that must be paid back in full over a reasonable length of time. The absence of these features does not necessarily warrant a vote against a share purchase plan, but they are taken into consideration in HIML's analysis of the plan.

GRANTS OUTSIDE OF PLANS

Resolutions asking shareholders to approve specific grants of shares or cash outside of established plans are problematic. Some companies prefer not to adopt formal share plans, instead asking shareholders to approve yearly grants to specific employees. HIML prefers that companies make such grants in the context of an established plan. HIML's primary concern with grants outside of plans is the level of dilution they afford. The number of shares issued as part of the grants, when combined with the number of shares reserved for the company's other share plans, must fall within acceptable dilution limits. Vesting provisions and performance criteria are also important and are evaluated on the same basis as if the grants were part of a formal plan.

DISCHARGE OF BOARD AND MANAGEMENT

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR discharge of the board and management, unless:
         o there are serious questions about actions of the board or management for the year in question; or
         o        legal action is being taken against the board by other
                  shareholders.
================================================================================

DISCUSSION

Meeting agendas normally list proposals to discharge both the board and management as one agenda item.

This is a routine item in many countries. The annual formal discharge of board and management represents shareholder approval of actions taken during the year. Discharge is a tacit vote of confidence in the company's management and policies. It does not necessarily eliminate the possibility of future shareholder action, although it does make such action more difficult to pursue. HIML considers that withholding discharge is a serious matter and will do so only when there is concrete evidence of negligence or abuse on the part of the board or management, have plans to take legal action, or have knowledge of other shareholders' plans to take legal action.

If evidence suggests that one or more board or management members are responsible for problems such as fraud or grave mismanagement, HIML will withhold discharge from these individuals and pursue further legal action. Poor performance that can be directly linked to flagrant error or neglect on the part of the board or management, or board actions that are detrimental to shareholders' interests, may also constitute grounds for voting against discharge.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
================================================================================

DISCUSSION

The scope of directors' and officers' indemnification and liability provisions varies by market. Within reason, HIML seeks to respect the indemnification and liability protections applicable in each market, but some markets allow companies to provide indemnification and liability protection that we deem excessive. In general, HIML believes that officers and directors should only be eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company. Providing indemnification and liability protection beyond such levels would effectively absolve officers and directors of their duties to shareholders. HIML recognizes that limiting a company's ability to provide liability and indemnification protection may limit its ability to attract and retain qualified directors and executives and that indemnification provisions afford directors and officers protection to take risks and maximize shareholder wealth. However, HIML also believes that providing liability and indemnification protection in excess of that outlined above could unfairly prejudice shareholders in holding officers and directors accountable and that the level of protection allowed under our guidelines represents a reasonable compromise.

When evaluating indemnification and liability provisions in more developed markets that enumerate the duty of loyalty and the duty of care, HIML also takes into account the laws and norms of the relevant market.

Although HIML supports indemnifying directors and officers, HIML opposes providing these protections to auditors. These payments call into question the objectivity of the auditor in carrying out the audit, as the fees paid on its behalf could be greater than the audit fees alone. Eliminating concerns about being sued for carelessness could also lead to a decrease in the quality of the audit. Given the substantial settlements against auditors in recent years for poor audit practices, the cost of such insurance to the company and its shareholders is unwarranted.

CAPITAL SYSTEMS

Companies have one of two main types of capital systems: authorized and conditional. Both systems provide companies with the means to finance business activities, but they are considerably different in structure. Which system is used by a company is determined by the economic and legal structure of the market in which it operates.

AUTHORIZED CAPITAL SYSTEM

The authorized capital system sets a limit in a company's articles on the total number of shares that can be issued by the company's board. The system allows companies to issue shares from this preapproved limit, although in many markets shareholder approval must be obtained prior to an issuance. Companies also request shareholder approval for increases in authorization when the amount of shares contained in the articles is inadequate for issuance authorities. HIML reviews proposals for such increases based on the following criteria: the history of issuance requests; the size of the request; the purpose of the issuance (general or specific) associated with the increase in authorization; and the status of preemptive rights..

CONDITIONAL CAPITAL SYSTEM

Under the conditional capital system, companies seek authorizations for pools of capital with fixed periods of availability. For example, if a company seeks to establish a pool of capital for general issuance purposes, it requests the creation of a certain number of shares with or without preemptive rights, issuable piecemeal at the discretion of the board for a fixed period of time. Shares unissued after the fixed time period lapse. This type of authority would be used to carry out a general rights issue or small issuances without preemptive rights. Requests for a specific issuance authority are tied to a specific transaction or purpose, such as an acquisition or the servicing of convertible securities. Such authorities cannot be used for any purpose other than that specified in the authorization. In this case, a company requests the creation of a certain number of shares with or without preemptive rights, issuable as needed for the specific purpose requested. This pool of conditional capital also carries a fixed expiration date.

In reviewing these proposals, HIML takes into consideration the existence of pools of capital from previous years. Because most capital authorizations are for several years, new requests may be made on top of the existing pool of capital. While most requests contain a provision to eliminate earlier pools and replace them with the current request, this is not always the case. Thus, if existing pools of capital are being left in place, the aggregate potential dilution amount from all capital should be considered.

SHARE ISSUANCE REQUESTS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights on a case-by-case basis based on market norms.
Vote FOR issuance requests without preemptive on a case-by-case basis based on market norms.
SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
================================================================================

GENERAL ISSUANCES

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Approval of such requests gives companies sufficient flexibility to carry out ordinary business activities without having to bear the expense of calling shareholder meetings for every issuance.

Issuances can be carried out with or without preemptive rights. Preemptive rights permit shareholders to share proportionately in any new issuances of stock. These rights guarantee existing shareholders the first opportunity to purchase shares of new issuances of stock in the class they own in an amount equal to the percentage of the class they already own. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders suffer dilution as a result of such issuances. Therefore, authorizations should be limited to a fixed number of shares or a percentage of capital at the time of issuance. Approval of such requests will depend on market norms.

Stock exchange listing rules also play a factor in determining the acceptability of share issuance requests. In some markets, companies may ask for the authority to issue all of their authorized but unissued share capital, yet the country's stock exchange prevents a company from issuing more than ten percent of the company's share capital in any one year without seeking additional shareholder approval. If stock exchange listing requirements include adequate safeguards with respect to share issuances, HIML will approve the request unless there are specific concerns with the company.

SPECIFIC ISSUANCES

Specific issuance requests should be judged on their individual merits. For example, a company may request the issuance of shares for an acquisition in the form of a rights issue to raise funds for a cash payment, or else a company could request an issuance without preemptive rights for use in a share-based acquisition or issuance to a third party. Such a request could be of any size, and HIML will approve such proposals as long as the proposal is sound. A more routine request would be an authority to issue shares without preemptive rights for issuance as needed upon conversion of convertible securities or to service a share option plan. These shares can only be used for the purpose defined in the resolution.

INCREASES IN AUTHORIZED CAPITAL

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
         o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet HIML guidelines for the purpose being proposed; or
         o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.
================================================================================

DISCUSSION

Increases in authorized capital are requested both for general financing flexibility and to provide for a specific purpose. Companies need an adequate buffer of unissued capital in order to take advantage of opportunities during the year, thus they often request increases in authorized capital for no specific purpose other than to retain this flexibility. HIML believes that approving such requests is reasonable.

An increase of 100 percent over the existing authorization gives the company sufficient flexibility in any given year, but requiring that at least 30 percent of the new authorization be outstanding also limits the company's ability to abuse this privilege. If a company wishes to issue shares for any unforeseen reason during the year that would double (or possibly triple) outstanding share capital, an EGM to seek shareholder approval is justified.

Another important consideration is the status of preemptive rights. Not all countries recognize shareholders' preemptive rights, and excessive authorizations could lead to substantial dilution for existing shareholders. For specific requests, increases in capital up to any size may be justified if the purpose of the new authorization is in shareholders' interests. Such increases may be needed to fund a variety of corporate activities, thus each proposal must be reviewed on its individual merits. However, the same concerns with dilution exist if the outstanding capital is still less than 30 percent of the new authorization after all issuances take place. HIML wwill not support proposals seeking to increase authorized capital to an unlimited number of shares. HIML does not believe that companies need unlimited financial flexibility to transact ordinary business because such an arrangement precludes management from periodically consulting shareholders for new capital. Unlimited authorizations may also be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. As such, they are not in shareholders' best interests.

REDUCTION OF CAPITAL

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Proposals to reduce capital can cover a variety of corporate actions, ranging from routine accounting measures to reductions pertaining to a significant corporate restructuring in the face of bankruptcy. In addition, proposals to reduce capital can vary significantly from market to market as a result of local laws and accounting standards. Some examples of capital reduction proposals found overseas include:

REDUCTION IN STATED CAPITAL

One example of this type of proposal asks shareholders to allow the board to reduce the company's deficit and create a contributed surplus by effecting a reduction in the state capital of the company's common shares. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Should that situation occur, under some corporate law statutes the company would be prohibited from paying dividends on its shares. HIML will support such proposals as they are considered to be routine accounting measures. This type of proposal is seen often in Canada.

REDUCTION IN CONNECTION WITH CANCELLATION OF REPURCHASED SHARES

A company may also seek a reduction in capital corresponding to the cancellation of shares repurchased in connection with an earlier buyback authorization. The amount of equity that may be cancelled is usually limited to ten percent by national law. This type of proposal is seen most often in Scandanavia, Japan, Spain, and some Latin America markets and is considered a routine accounting measure.

REDUCTION IN CONNECTION WITH DIVIDEND PAYMENTS

If a board determines growth in income to be insufficient to enable the payment of a dividend, it may propose to lower the par value of the company's shares and pay the difference in par value back to the shareholders, effecting a corresponding reduction in capital. Such reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, HIML will support such proposals, which are most often seen in Switzerland, Spain, and some Latin American markets.

REDUCTION IN CONNECTION WITH REPAYMENT AND CANCELLATION OF DEFERRED SHARES AND PREFERENCE SHARES

Companies may also seek approval for the reduction of share capital pursuant to a repayment and cancellation of deferred shares or preference shares. Deferred shares may be created as bonus shares by a company capitalizing credit from a share premium account pursuant to a reorganization plan, for example, to return excess capital back to shareholders. The company then repurchases the bonus shares in exchange for cash equal to their nominal value and cancels them through a capital reduction. Companies that have preference shares outstanding may also request to cancel and repay these shares which may no longer be required for the carrying out of their financial objectives and may accrue administration costs which have become disproportionate to the benefits of maintaining such shares. Preference shares also carry certain rights that restrict the flexibility of conducting certain corporate actions, in particular share repurchases, which is another reason why companies propose to cancel such shares. In either case, HIML supports such reductions as they simplify capital structure and save on administration costs and remove certain restrictions associated with preference shares. This type of proposal is commonly seen in the United Kingdom.

REDUCTION IN CONNECTION WITH RESTRUCTURING

As noted above, some proposals to reduce capital are made in connection with a significant corporate restructuring. HIML generally supports such proposals because opposition could lead to insolvency, which is not in shareholders' interests. Evaluation of this type of proposal should take a realistic approach to the company's situation and the future prospects for shareholders.

CAPITAL STRUCTURES

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.
================================================================================

DISCUSSION

A key decision for any business is determining its capital structure. When timed correctly, sophisticated capital management-finding the right mix of equity, long-term debt, and short-term financing-can enhance shareholder returns. This process involves coordination of important issues, including dividend policy, tax and interest rates, types of assets, opportunities for growth, ability to finance new projects internally, and cost of obtaining additional capital. These decisions are best left to a company's board and senior management, who should be given the latitude to determine the company's capital structure. However, many financing decisions could have an adverse effect on shareholder returns. For example, additional equity financing may reduce an existing shareholder's ownership interest and can dilute the value of the investment. Some capital requests can be used as takeover defenses; in response to this situation, company laws establish limits on management's authority to issue new capital and often require shareholder approval for significant changes in management's existing authorizations.

HIML supports a one share, one vote policy and opposes mechanisms that skew voting rights. Shareholders' voting rights should accrue in accordance with their equity capital commitment to the company. Dual class capital structures entrench certain shareholders and management, insulating them from possible takeovers or other external influence or action. The interests of parties with voting control may not be the same as those of shareholders constituting a majority of the company's capital. Additionally, research and market experience have shown that companies with dual class capital structures or other antitakeover mechanisms consistently trade at a discount to similar companies without such structures.

When companies with dual class capital structures seek shareholder approval for the creation of new shares, HIML opposes the creation of additional supervoting shares because this perpetuates the dual class structure. If companies are seeking to increase ordinary or subordinate share capital, HIML reviews such requests on a case-by-case basis. If the shares are needed for a specific purpose, HIML recommends approval as long as the proposal meets the issuance guidelines for specific requests. Refusing such requests could cause an immediate loss of shareholder value by not allowing the company to carry out its ordinary business. However, HIML opposes general share creation requests on the grounds that they would perpetuate unequal voting structures. If shareholders routinely approve the creation of ordinary or subordinate voting shares, the company has no incentive to reform its capital structure. By not approving such requests, shareholders can send a signal of dissatisfaction to management.

If a company submits a proposal, which in effect would narrow the gap between the number of votes attached to each share class but not necessarily eliminate the inequality, HIML may still consider supporting the proposal since it entails an improvement compared to the existing situation.

PREFERRED STOCK

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Preferred stock is an equity security, but also has certain features that liken it to debt instruments, such as fixed dividend payments, seniority of claims relative to regular common stock, and (in most cases) no voting rights except on matters that affect the seniority of preferred stock as a class. Preferred stock usually ranks senior to a company's ordinary shares with respect to dividends and the distribution of assets or winding up of the company. Preferred stock can be an effective means of raising capital without increasing debt levels, especially if a company has recently concluded a series of acquisitions.

In determining the acceptability of proposals relating to preferred stock, HIML examines the rights and terms of the proposed shares, including their designation, conditions, restrictions, and limitations. HIML prefers that the terms of preferred stock be set out at the time of the issuance or authorization request. Also important is the company's justification for issuing or authorizing preferred stock. Whether or not the preferred shares carry voting rights is also considered, especially if the preferred stock will feature superior voting rights to the common shares. While HIML believes that preferred shares are a valid form of financing, we also believe that the creation or issuance of preference shares should be limited to 50 percent of a company's share capital. HIML will also oppose cases where there has been evidence of management abuse of a past issuance authority.

VOTING PREFERRED STOCK

In some markets, preferred stock carries voting rights. Such preference shares may carry voting rights equal to the voting rights of the common shares or may carry multiple voting rights. In such cases, HIML's guidelines on capital structure are applied. HIML supports a one share, one vote policy and opposes measures that seek to establish dual-class capital structures. However, if a company already has a preference share authorization with different voting rights than the common shares, HIML will approve additional issuances of the preference shares, as long as issuances of these preferred shares are limited and do not adversely affect the rights of common shareholders.

CONVERTIBLE PREFERRED STOCK

Companies may also seek approval for the creation or issuance of preferred stock that is convertible into common stock. If the shares are convertible into common shares, HIML evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result for common shareholders as a result of the proposal. HIML's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholder's best interests.

BLANK CHECK PREFERRED STOCK

Companies may also seek shareholder approval for blank check preferred stock, which refers to blanket authorities to issue preferred stock under which the directors are allowed to set the size, terms, and recipient of such shares at the time of issuance. Blank check preferred stock can be used for legitimate corporate purposes such as raising capital or making acquisitions. By not establishing the terms of preferred stock at the time the class of stock is created, companies maintain the flexibility to tailor their preferred stock offerings to prevailing market conditions. However, blank check preferred stock can also be used as an entrenchment device. The ability to issue a block of preferred stock with multiple voting or conversion rights to a friendly investor is a powerful takeover defense.

HIML supports blank check preferred stock proposals as long as the proposal states that the shares will not be issued as a takeover defense. HIML also considers, on a case-by-case basis, proposals to increase authorizations of blank check preferred stock when shareholders have already approved the class of stock and the company has a history of issuing such stock for legitimate financing purposes. Theoretically, companies with authorized blank check preferred stock can use these shares for antitakeover purposes as long as there are a few shares remaining, as they are free to set voting or conversion terms with each issue. Therefore, an increase in authorization may have little effect on the usage of this stock. In cases where a company has issued preferred stock from its authorization for legitimate financing purposes, there is no reason to object to an increase.

DEBT ISSUANCE REQUESTS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets HIML's guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
================================================================================

DISCUSSION

Debt issuance is a popular financing strategy in world markets. Companies routinely issue bonds directly to shareholders in order to raise funds while enjoying low borrowing costs, although bonds are also often issued without preemptive rights. The issuance of unsecured debt can often include warrants, which are detached at the time of bond issuance. Warrants are usually attached to a debt issuance in order to enhance the marketability of the accompanying fixed income security. Debt instruments are often issued with the right to convert into equity securities. Convertible bonds give holders the choice of becoming shareholders, thereby increasing the shareholder base and liquidity of the company's stock, or selling their newly converted shares on the open market. In addition, many companies issue debt denominated in currencies other than that of their home market.

When evaluating a debt issuance request, HIML determines the type of debt instrument being issued, the characteristics of the instrument (including whether or not it is convertible into common stock), the intended recipient of the issuance, and the company's justification for the issuance.

In the case of convertible debt, HIML evaluates the conversion ratio and calculates the maximum number of shares that could be issued upon conversion to determine the potential amount of dilution that could result from the proposal. HIML's equity issuance guidelines are then applied to determine whether the level of dilution is in shareholders' best interests.

In the case of nonconvertible debt, HIML takes into account the size and purpose of the increase, and the board's use of past authorizations including examining whether there has been a history of abuse of the authorities. HIML looks at the company's current financial situation, specifically examining its current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. HIML also considers other factors such as the company's growth over the past five years relative to earnings or market capitalization, recent corporate events that might affect the company's bottom line (such as the acquisition of a major competitor or the release of a revolutionary product), and the normal debt levels in the company's industry and country of origin. Although all of these considerations are factored into HIML's analysis of debt issuance proposals, HIML generally believes that such financing concerns are best decided by management. HIML will, however, not support such proposals in cases where there has been evidence of management abuse of an authority, where the proposal is not in line with market practices, or extreme cases where shareholders' rights could be negatively affected.

Companies may also seek shareholder approval to restructure existing debt arrangements. HIML generally supports restructuring proposals, particularly if the company is in danger of default. However, HIML will oppose restructuring proposals in which common shareholders are being treated unfairly.

PLEDGING OF ASSETS FOR DEBT

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, HIML takes into account the terms of the proposed debt issuance and the company's overall debt level. If both of these factors are acceptable, HIML will support such requests.

INCREASE IN BORROWING POWERS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

In some countries, companies are required to seek shareholder approval for increases in their aggregate borrowing power authorities. The aggregate limit on the board's ability to borrow money is often fixed in a company's articles, and shareholder approval to change this limit is therefore legally required. HIML believes that a company's financing needs are best determined by the board, and modest increases in borrowing powers are necessary to allow the company to take advantage of new acquisition opportunities or to complete development and restructuring projects. HIML's analysis of borrowing power increase requests take into account management's stated need for the increase, the size of the increase, and the company's current gearing level. Large increases in borrowing powers can sometimes result in dangerously high debt-to-equity ratios that could harm shareholder value. If an increase is excessive without sufficient justification and if a company already has exceptionally high gearing compared to its industry, HIML will not support the request.

SHARE REPURCHASE PLANS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR share repurchase plans, unless:
         o        clear evidence of past abuse of the authority is available; or
         o        the plan contains no safeguards against selective buybacks.
================================================================================

DISCUSSION

Proposals regarding share repurchase plans are routine in most countries, and such plans are usually sufficiently regulated by local laws or listing requirements to protect shareholder interests.

HIML looks for the following conditions in share repurchase plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's length through independent third parties and that selective repurchases require shareholder approval.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. HIML believes that when timed correctly, stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

REISSUANCE OF SHARES REPURCHASED


================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
================================================================================

DISCUSSION

HIML generally believes that properly timed repurchases of company shares can enhance shareholder value and improve general shareholder returns. With good timing and proper safeguards, the same returns and improvements in shareholder value can be generated through the reissuance of the shares repurchased. In most countries, the text of this general mandate provides sufficient shareholder protection to make this item routine. When reviewing such proposals, HIML takes into account the country's legal framework for such reissuances and the company's history of reissuing shares under the authority.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
================================================================================

DISCUSSION

Companies routinely carry out bonus issues of shares or increases in par value to existing shareholders, usually through the capitalization of reserves from either the share premium reserve or the retained earnings account. Capitalization of these reserves-transferring them into the share capital account-usually requires shareholder approval. These issuances essentially function as dividends.

When companies increase par value or capitalize reserves and distribute new fully paid shares to shareholders free of charge through a bonus issue, there is no cost to shareholders to maintain their stakes and no risk of dilution. This procedure transfers wealth to shareholders and does not significantly impact share value. The only impact on shareholders is that by increasing the number of shares on issue, the company could increase liquidity, enhance marketability, and ultimately expand its shareholder base.

REORGANIZATIONS/RESTRUCTURINGS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Requests to approve corporate reorganizations or restructurings range from the routine shuffling of subsidiaries within a group to major rescue programs for ailing companies. HIML usually approves such resolutions unless there are clear conflicts of interest among the various parties, shareholders' rights are being negatively affected, or certain groups or shareholders appear to be getting a better deal at the expense of general shareholders.

In the case of routine reorganizations of assets or subsidiaries within a group, HIML's primary focus with the proposed changes is to ensure that shareholder value is being preserved. This includes the effect of the reorganization on the control of group assets, the final ownership structure, the relative voting power of existing shareholders if the share capital is being adjusted, and the expected benefits arising from the changes.

In the case of a distress restructuring of a company or group, shareholders' options are far more limited; often, they have no choice but to approve the restructuring or lose everything. In such cases, HIML first determines the company's degree of distress by determining whether or not the company still has a positive net asset value-that is, if realizable assets are greater than liabilities. Although rare, liquidation should be considered an option in these situations.

In most cases, however, the company has a negative asset value, meaning that shareholders would have nothing left after a liquidation. HIML seeks to ensure that the degree of dilution proposed is consistent with the claims of outside parties and is commensurate with the relative commitments of other company stakeholders. Existing shareholders usually must accept the transfer of majority control over the company to outside secured creditors. Ultimately, ownership of a small percentage of something is worth more than majority ownership of nothing.

MERGERS AND ACQUISITIONS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR mergers and acquisitions, unless:
         o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
         o the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.
ABSTAIN if there is insufficient information available to make an informed voting decision.
================================================================================

DISCUSSION

When evaluating the merits of a proposed acquisition, merger, or takeover offer, HIML focuses on the impact of the proposal on shareholder value, both in the immediate and long term. The primary concern is to determine whether or not the proposal is beneficial to shareholders' existing and future earnings stream and to ensure that the impact on voting rights is not disproportionate to that benefit.

In the case of an acquisition, HIML examines the level of voting or earnings dilution and the logic of the proposed purchase if large share issuances are required. The method of financing is also important, as various methods can result in different valuations than originally perceived. HIML also checks for an independent valuation of the terms, particularly if the target of the acquisition is not a publicly traded entity or asset and precise market valuations are not readily available. HIML also considers the control premium in the transaction. Control premiums on acquisitions vary widely depending on the industry, the time period, and the country. For publicly traded entities or assets, HIML looks at the price of the acquisition relative to the average market price prior to any announcement, as well as the historical price trends for 60 days prior.

For nonpublicly traded entities or assets, an independent financial evaluation becomes even more important.

In the case of mergers, HIML examines whether or not the merger makes commercial or strategic sense for the company. HIML also considers the method of effecting the merger and the ultimate impact on shareholders of the proposed financial and corporate governance structure. While historical relative valuations based on market prices are useful in the financial evaluation process, the often complicated financial details of such proposals make an independent fairness opinion of extreme importance. The proposed board structure, share capital structure, relative share ownership, and any takeover defenses of the new company are all important factors for consideration in this evaluation process.

Obviously, levels of disclosure regarding merger and acquisition proposals will vary greatly from market to market. In more developed markets, shareholders are often provided with detailed financial and governance information as well as an independent fairness opinion and in some cases, a formal valuation report. When evaluating proposals in these markets, HIML relies primarily on the documents and information provided by the company and its advisors. However, in many emerging markets, detailed information regarding mergers and acquisitions can be scarce. In these markets, HIML must rely more heavily on secondary sources, including local shareholder associations, market reaction to the proposed transaction, and news reports.

If the details of a given proposal are unclear or not available and a fairness opinion (in markets where they are regularly provided) is also not available, HIML will not support the proposal. Abstention would most likely be the result of a lack of information about the proposal. If a company is uncooperative in providing information about the proposal or is evasive when responding to questions, HIML will not support the proposal.

 MANDATORY TAKEOVER BID WAIVERS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Many countries impose a bid threshold that forces any shareholder whose stake exceeds the limit to tender a public bid to all the other owners to purchase the remaining shares. The thresholds are imposed either by national law, stock exchange rules, or a company's articles of association. This mandatory takeover bid rule prohibits a shareholder from owning a large stake in the company and having a dominating voice in the decision making without being required to purchase the remainder of the shares. Without such a requirement, the other shareholders, although potentially holding a substantial percentage of the company's shares, would be left with relatively little say in decisions. Mandatory bid requirements also seek to prevent 'creeping acquisitions' and to ensure that shareholders, other than the controlling shareholder, receive a control premium when control of the company shifts to the large shareholder.

HIML opposes proposals to exempt a large shareholder from the obligation to bid. The requirement that a takeover bid should be launched when a substantial amount of shares have been acquired prevents the entrenchment of the controlling shareholder and protects minority owners.

HIML does make an exception to the mandatory takeover bid rule when the event prompting the takeover bid is a repurchase by the company of its own shares. When a company repurchases its own shares, the relative stake of a large shareholder increases even though the number of shares held by the large shareholder has not changed. In certain markets, notably the United Kingdom and Ireland, the mandatory bid rules require a large shareholder to make a takeover bid if its stake in the company is increased on a relative basis as a result of a share repurchase by the company. Companies in these markets may seek a waiver from the takeover bid requirement applicable to their large shareholder. Under certain circumstances, HIML will support such a waiver, namely, if the share repurchase would not push the large shareholder's stake in the company above 50 percent.

REINCORPORATION PROPOSALS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote reincorporation proposals on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

When examining a reincorporation proposal, HIML first examines the reasons for the move. Sometimes a reincorporation proposal is part of a restructuring effort or merger agreement that contributes significantly to a company's growth, financial health, and competitive position more than the anticipated negative consequences of incorporating in another province or country. Some reincorporations allow firms to realize lower taxes or incorporation fees. In addition, there may be advantages to incorporating in the province in which the company conducts the bulk of its business.

Companies often adopt a new charter or bylaws with increased protection for management upon reincorporation. For instance, many reincorporation proposals are bundled with the ratification of a new charter that increases the company's capital stock or imposes a classified board. When such changes to the charter include the addition of negative corporate governance provisions, the impact of these new provisions on shareholders must be balanced against the anticipated benefits of the reincorporation.

Where HIML believes that reincorporations to countries, states, or provinces with less stringent disclosure requirements or corporate governance provisions is an attempt by management to lessen accountability to shareholders, HIML will not support the proposal. The expenses involved in a change of domicile relating to legal and administrative fees, plus the greater entrenchment such a reincorporation could provide management, would likely harm shareholders' interests. In cases where companies propose to move to a more protective province or country and supply reasonable financial reasons for doing so, the benefits of the reincorporation must be weighed against the costs of possible management entrenchment.

EXPANSION OF BUSINESS ACTIVITIES

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.
================================================================================

DISCUSSION

Companies are usually required by law to include in their articles of association or memorandum of association specific business purposes in the form of an objects clause. Because most countries require shareholder approval before articles can be amended, any change to the company's objects clause requires shareholder approval. Countries often seek shareholder approval to amend the objects clause to expand business lines. Expanding business lines is a decision usually best left to management, but there are some instances where HIML withholds support for such changes. If a company has performed poorly for several years and seeks business expansion into a risky enterprise, HIML would require further clarification from management regarding the purpose of the expansion. If the company does not provide a satisfactory business plan, HIML will not support the proposal.

RELATED-PARTY TRANSACTIONS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote related-party transactions on a CASE-BY-CASE basis.
================================================================================

DISCUSSION

Shareholders are often asked to approve commercial transactions between related parties. A transaction between a parent company and its subsidiary, or a company's dealings with entities that employ the company's directors, are usually classified as related party transactions and are subject to company law or stock exchange listing requirements that mandate shareholder approval. Shareholder approval of these transactions is meant to protect shareholders against insider trading abuses.

In most cases, both the rationale and terms of such transactions are reasonable. HIML looks for evidence of an evaluation of the transaction by an independent body, but this is not always available. HIML will generally support such transactions unless the agreement contains unfavorable terms.

ANTITAKEOVER MECHANISMS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
================================================================================

DISCUSSION

Common antitakeover mechanisms include staggered boards, supervoting shares, poison pills, unlimited authorized capital authorizations (including blank check preferred stock), and golden shares. Some of these restrictions are aimed solely at limiting share ownership by foreign or unwanted minority shareholders, and others are designed to preclude an unwanted takeover of the target company by any party. HIML opposes all forms of such mechanisms, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers.

RENEW PARTIAL TAKEOVER PROVISION (AUSTRALIA)

Australian law allows companies to introduce into their articles a provision to protect shareholders from partial takeover offers, to be renewed by shareholders every three years. If a partial takeover of the company is announced, directors are required to convene a shareholder meeting at least 15 days before the closing of the offer to seek approval of the offer. If shareholders reject the resolution, the offer is considered withdrawn under company law and the company can refuse to register the shares tendered to the offer. HIML approves of consulting shareholders on takeover offers, and this article provides protection for minority shareholders by giving them ultimate decision-making authority based on their own interests, not the interests of directors or outside parties. HIML supports the adoption of this proposal in almost all cases.

GOLDEN SHARES

Recently privatized companies around the world often include in their share structure a golden share held by their respective governments. These shares often carry special voting rights or the power of automatic veto over specific proposals. Golden shares are most common among former state-owned companies or politically sensitive industries such as utilities, railways, and airlines. While the introduction of golden shares is not a desirable governance practice, HIML recognizes the political importance certain companies hold for governments and treats the introduction or amendment of government shares on a case-by-case basis.

POISON PILLS (CANADA)

Otherwise known as shareholder rights plans. Companies generally state that they seek to adopt or renew pills in order to protect shareholders against unfair, abusive, or coercive takeover strategies and to give the target company's board time to pursue alternatives to a hostile takeover bid. Theoretically, the board will refuse to redeem the pill in the face of an unfair offer in order to force a bidder to negotiate for a better offer, at which point it will redeem the pill. Some pills have operated this way and have resulted in better terms for target companies.

Nonetheless, HIML guidelines generally do not support the adoption of poison pills on the grounds that they serve to entrench management. Improperly structured rights plans have been used by boards to ward off offers beneficial to shareholders. Current owners should decide who will own the company, with advice and negotiation from the board and management. When considering the merits of a poison pill, HIML also examines what other antitakeover devices the company has and the company's treatment of shareholders in past situations.

Canadian poison pills often have a sunset provision, requiring shareholder confirmation of the plan. Most pills have either a five-year sunset provision or a ten-year sunset provision with a requirement that shareholders confirm the continuation of the plan in five years. HIML guidelines support a three-year sunset provision, which affords shareholders the ability to reconsider the plan in light of changing market conditions and to review management's use of the plan. Canadian pills also typically include a permitted bid clause, under which the takeover bid must be made on equal terms to all holders of the company's voting shares; the company must extend the expiration of the bid, usually by 60 or 90 days following the date of the bid. Management sets the terms of the permitted bid clause, and therefore it influences the level of protection that will be provided to shareholders.

HIML determines whether the permitted bid feature offers shareholders adequate powers relative to the board in the event of a bid not being approved by the board. Allowing shareholders the right to override the board as a means of balancing power is crucial, but the specifics of the permitted bid clause are usually insufficient. Under the clause, the pill may be triggered by a shareholder not intent on a complete acquisition, but who merely wishes to purchase a significant stake in the company. This gives the board power to deny shareholders the benefit of a large, semi-controlling shareholder and precludes partial bids that may be in shareholders' interests.

Despite the inclusion of sunset provisions and permitted bid clauses, the balance of power in Canadian pills generally favors the board over shareholders. Under the terms of most pills, the board has either the right or discretion to do the following:

         o        redeem or trigger the pill;
         o amend the pill if shareholder approval is obtained prior to the separation date;
         o        amend the exercise price of the rights;
         o        alter the separation date;
         o decide which parties are acting in concert to determine the level of beneficial ownership that could be used to trigger the pill; and
         o waive the pill's triggering with respect to one bidder and not others, allowing the board to favor one bid over another.

This does not mean that all pills are detrimental. Companies may continue to amend their pills (the permitted bid clause in particular) and may develop a pill that offers shareholders adequate power.

DEPOSITARY RECEIPTS AND PRIORITY SHARES (THE NETHERLANDS)

Depositary receipts are an especially common antitakeover defense among large Dutch companies. Ordinary voting shares are first issued to a company-friendly trust or foundation. The trust or foundation in turn issues depositary receipts, similar to banks in the United States issuing ADRs except that the foundation retains the voting rights of the issued security. The depositary receipts carry only the financial rights attached to the shares (i.e., dividends). In this manner, the company gains access to capital while retaining control over voting rights. Priority shares, established in a company's articles, may be awarded with certain powers of control over the rest of the company. In practice, priority shares are held by members of the supervisory board, company-friendly trusts or foundations, or other friendly parties. Depending on the articles, priority shareholders may determine the size of the management or supervisory boards or may propose amendments to articles and the dissolution of the company. HIML will not support the introduction of depositary receipts and priority shares.

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking provisions that are in the best interest of shareholders. However, in many world markets, supermajority vote requirements for special resolutions or EGMs are the norm, either two-thirds or three-fourths of shares voting at the meeting (either in person or by proxy). When reviewing proposals to introduce supermajority vote requirements, HIML takes into account market norms, the company's reasons for the change, and the company's ownership structure.

SHAREHOLDER PROPOSALS

================================================================================

================================================================================
                      HIML GENERAL RECOMMENDATION & POLICY
================================================================================
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.
================================================================================

DISCUSSION

HIML reviews all shareholder proposals to ascertain whether the proposal is beneficial or detrimental to shareholder value. Most resolutions fall into three basic categories: corporate governance, social, and environmental. While shareholder proposals in most countries are not as prevalent as they are in the United States, they are becoming more common, and standards for reviewing the various types of proposals are necessary.

CORPORATE GOVERNANCE PROPOSALS

Corporate governance-related proposals must be evaluated carefully because any changes can dramatically affect shareholder value. Support for such proposals must be measured against the likely impact that approval would have on the company's operations. If a measure would improve disclosure of company activities in nonstrategic areas and at minimal costs, HIML supports the proposal. If a proposal seeks to improve the company's corporate governance structure, such as adopting board committees, eliminating staggered board structures, or canceling antitakeover instruments, approval is also warranted. However, if acceptance of a proposal is likely to lead to a disruption in board or management operations and to cause the company to incur significant costs without clear benefit, HIML recommends opposing the proposal.

SOCIAL AND ENVIRONMENTAL PROPOSALS

In evaluating social and environmental proposals, HIML first determines whether or not the issue in question should be addressed on a company-specific basis. Many social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, HIML will not support the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, HIML focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, HIML will oppose the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, HIML will support the proposal.

                                                                      APPENDIX B

UK ACTIVISM POLICY AND VOTING POLICY 2003

Monitoring and taking action on financial performance, corporate governance and corporate responsibility

1.       PURPOSE AND SCOPE

The purpose of activism by Henderson Global Investors is to discharge our responsibility towards our clients by protecting and enhancing shareholder value in the companies in which we invest on clients' behalf.

We believe that in order to achieve long-term success, companies need not only to conceive and execute appropriate business strategies, but also to maintain high standards of corporate governance and corporate responsibility. We therefore expect companies to operate according to recognised national and international standards in these areas.

This policy sets out now Henderson implements the UK Institutional Shareholders' Committee's Statement of Principles on the Responsibilities of Institutional Shareholders and Agents(9). It applies to all the companies in which we invest in the UK.

This policy will apply to Henderson's voting decisions at company Annual General Meetings (AGMs) held in 2003. The policy will be revised later in 2003 in the light of changes due to be made to the UK Combined Code on the basis of the Review of the Role and Effectiveness of Non-Executive Directors conducted by Derek Higgs.

2.       BUSINESS STRATEGY

Henderson expects companies to conceive and execute business strategies that deliver high levels of long-term returns to shareholders.

Henderson's fund managers and in-house sector analysts maintain regular dialogue with companies, holding approximately 600 meetings with UK companies per year. Large numbers of meetings are also held with companies in other markets. This dialogue allows us to monitor the development of companies' business, including areas such as overall strategy, business planning and delivery of objectives, debt/equity ratios, proposed acquisitions or disposals, etc.

Where we believe there are shortcomings in a company's performance, we take an active approach to making this view clear to the company and to seeking improvements. Requests are put to company management at regular or specially arranged meetings, if necessary over a sustained period. We also make our views known to the company's advisers. We have the option of using the voting rights held on behalf of clients to impress upon management the need for change (for example by voting against the re-appointment of directors), or ultimately to support a takeover. If an issue remains unresolved, and our concern is judged to be sufficiently serious, we will sell or reduce our holding in the company.



--------------------
(9)  www.abi.org.uk/Display/File/38/Statement_of_Principles.pdf

3.       CORPORATE GOVERNANCE

3.1      Combined Code

The purpose of our corporate governance work is to seek to ensure that the boards of the companies in which we invest perform to high standards and are accountable to shareholders. The composition and structure of boards, and the processes by which boards operate, need to be carefully planned and managed to this end.

Henderson expects UK companies to comply with the Combined Code(10), including the Turnbull Guidance on Internal Control, or to provide adequate explanation of areas in which they fail to comply.

We expect companies to follow the principles and spirit of the Combined Code, and we evaluate each instance of non-compliance on its own merits. Where adequate explanation of breaches is provided, we will support management. However, where we judge that insufficient assurance has been given that the arrangements adopted are in the best interests of shareholders, we will vote against management, for example on the appointment of directors or the adoption of the Report and Accounts.

The paragraphs below amplify and clarify certain aspects of Henderson's approach to the Combined Code.

3.2      Roles of Chairman and Chief Executive

In order to prevent the concentration of power in the hands of one person, we generally do not favour the combination of the roles of Chairman and Chief Executive. Persuasive justification will have to be provided by companies for a departure from this principle. If the roles are combined, there should be a particularly strong body of independent non-executives on the board, in excess of the minimum recommended in the Combined Code, and a senior independent director should be designated.

We do not support Chief Executives going on to become Chairman of the same company.

3.3      Definition of independence

Henderson supports the definition of independence for Non-Executive Directors
(NEDs) adopted by the ABI. We will not view a non-executive as independent where:

o        he/she was formerly an executive;
o he/she is, or has been, paid by the company in any capacity other than as a NED;
o he/she represents a trading partner or is connected to a company or partnership (or was prior to his retirement) which does business with the company;
o        he/she is a new appointee selected other than by a formal process;
o he/she has been a NED for more than nine years - i.e, we allow three 3-year terms; he/she is closely related to an executive director;
o he/she has been awarded share options, performance-related pay or is a member of the company's pension fund;


--------------------
(10) www.fsa.gov.uk/pubs/ukla/lr_comcode.pdf

o        he/she represents a controlling or significant shareholder;
o        he/she has cross directorships with any executive director;
o        the company, for whatever reason, says he/she is not independent.

However, we will exercise judgement in assessing independence in each individual case.

Where we judge that the overall composition of the board does not provide a sufficient contingent of independent non-executive directors to ensure that executive management can be held properly to account, we will vote against the appointment of directors.

3.4      Succession planning

We expect the board to make adequate arrangements for succession planning. This process should be led by the Nomination Committee. Details of appointment procedures for directors and succession planning arrangements should be disclosed to shareholders.

3.5      Relationship with auditors

It is of the utmost importance that auditors remain independent from the company. The company should disclose the scale of non-audit fees paid to the audit firm, the nature of the work involved, and the procedure for awarding such contracts. Where non-audit fees are substantially higher than audit fees and we are not satisfied that appropriate competitive tendering procedures have been followed, we will vote against the re-appointment of the auditors.

3.6      Remuneration

Henderson supports the ABI Guidelines on Executive Remuneration.(11) These cover principles for executive remuneration, guidelines on the structure of remuneration, guidelines for share incentive schemes, and best practice on executive contracts and severance. We expect remuneration packages to incorporate demanding performance targets that provide the highest rewards only for the highest performance. While all aspects of the ABI Guidelines are important, we wish to draw attention to the following points in particular:

o Full details of remuneration proposals and their cost implications should be disclosed. Henderson will not be able to approve proposals whose operation or implications are unclear.

o Below-median performance should not be rewarded under any circumstances.

o Performance targets should combine absolute measures such as total shareholder return with relative measures such as comparisons with peer groups. The peer group(s) selected should represent demanding performance requirements. For example, for some UK companies competing in global markets, comparison with the UK market may not be appropriate. Appropriate measures of underlying business performance, such as return on capital employed, should also be used.

o We are extremely reluctant to approve share-based remuneration with no forward-looking performance conditions even where companies have substantial US operations.

o Performance periods should be at least three years. We strongly encourage longer performance periods, in order to motivate the achievement of sustained performance.


--------------------
(11) www.abi.org.uk/Display/File/38/ABI_-_Guidelines_on_Exe_Rem_19_Dec_2002.doc

o Re-testing of performance conditions is acceptable only in exceptional circumstances and must be carefully justified. Re-testing is unlikely to be acceptable for long-term incentive plans and similar nil-priced option schemes.

o We strongly support requirements for executives to hold shares acquired through share incentive schemes for reasonable periods before they can be sold, and for shareholdings to be built up that are meaningful in relation to executives' overall remuneration package.

3.7      Investment trusts

Henderson expects Boards of investment trusts to adhere to the principles and follow the recommendations of the Association of Investment Trust Companies' Code of Corporate Governance.(12) In particular, Boards should ensure that the interests of the shareholders (who are also the customers of the investment trust) are paramount when considering all aspects of the operation of the investment trust. The Board should be sufficiently independent of the fund manager so that it is able to assess, objectively, the performance of the fund manager. Specifically,

o a majority of the Board, including the chairman, should be independent of the manager. In addition, directors who serve on more than one Board managed by the same manager will not be regarded as independent.

o No more than one current or recent employee of the manager should serve on a Board. Such employee directors should stand for re-election annually.

This section of our corporate governance policy will be updated in the light of the FSA's consultation on corporate governance at investment trusts.

3.8      Engagement and voting on corporate governance

Henderson seeks to maintain a dialogue on corporate governance matters with the companies in which we invest. In addition to our own analysis of companies, we draw on research services provided by the ABI and Manifest. Where we believe a company has failed to apply appropriate standards, or has failed to provide adequate disclosure on its policies and performance, we first seek clarification from the company. If appropriate we make clear to the company our view that there is a need for improvement. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly and/or exercise our voting rights to indicate our disagreement with the company's position and encourage change. We will continue our dialogue with the company over an extended period if necessary.

We exercise voting rights on behalf of clients at meetings of all companies in which we have a holding. Our focused engagement with companies on corporate governance and remuneration is prioritised according to the scale of our shareholding in the company, the likelihood that we can exercise influence, and the seriousness of the issue as a precedent for inappropriate practice by other companies.


--------------------
(12) Available from the Association of Investment Trust Companies, tel. 020 7282 5555, e-mail enquiries@aitc.co.uk.

4.       CORPORATE RESPONSIBILITY

4.1      Definition

Henderson believes that good management of a range of responsibilities that companies have towards different stakeholders contributes to business success and long-term shareholder value. This embraces:

o economic responsibilities to shareholders and to behave fairly and legally in the marketplace, towards consumers, suppliers and competitors;

o        responsibilities to minimise and manage environmental impacts;

o        responsibilities towards employees; and

o        responsibilities to the wider community.

The economic dimension of these responsibilities means that `corporate responsibility' as used here is broader than the concept of `corporate social responsibility' as it is normally used.

4.2      Corporate responsibility standards

There are at present no standards for the broad range of corporate responsibility issues that are universally recognised by companies and investors in the same way as the Combined Code for corporate governance in the UK or its statutory or market-based equivalents in other countries. Nonetheless, there is a body of international agreements amongst governments that provide a clear framework from which more specific expectations of business behaviour can be derived. Some of these, such as the Universal Declaration of Human Rights and International Labour Organisation conventions, have the force of international law. Others are voluntary but have substantial moral force. The OECD Guidelines for Multinational Enterprises, for example, have been agreed by governments, trades unions and civil society representatives.

Henderson expects all companies in which it invests to adopt standards, policies and management processes covering the corporate responsibility issues affecting them. These should be based wherever possible on internationally recognised instruments such as the UN Global Compact,(13) the UN Universal Declaration of Human Rights and the related covenants and conventions(14); International Labour Organisation conventions on labour standards(15); the OECD Guidelines for Multinational Enterprises(16); and the Draft Norms on Responsibilities of Transnational Corporations and Other Business Enterprises with Regard to Human Rights(17).

4.3      Disclosure on corporate responsibility

4.3.1    Annual Report: ABI Disclosure Guidelines on Social Responsibility

Henderson expects companies to comply with the ABI Disclosure Guidelines on Social Responsibility.


--------------------
(13) www.unglobalcompact.org

(14) www.unhchr.ch/html/intlinst.htm.

(15) www.ilo.org/public/english/standards/norm/index.htm.

(16) www.oecd.org/pdf/M000015000/M00015419.pdf.

(17) Prepared by a working group of the UN Commission on Human Rights and available at:
     www.unhchr.ch/Huridocda/Huridoca.nsf/0/13e40a9bc4e3be3fc1256912003c5797/$
     FILE/G0013866.pdf

Therefore, with regard to the board, we expect the company to state in its annual report whether:

o The Board takes regular account of the significance of social, environmental and ethical (SEE) matters to the business of the company.

o The Board has identified and assessed the significant risks to the company's short and long term value arising from SEE matters, as well as the opportunities to enhance value that may arise from an appropriate response.

o The Board has received adequate information to make this assessment and that account is taken of SEE matters in the training of directors.

o The Board has ensured that the company has in place effective systems for managing significant risks, which, where relevant, incorporate performance management systems and appropriate remuneration incentives.

With regard to policies, procedures and verification, the annual report should:

o Include information on SEE-related risks and opportunities that may significantly affect the company's short and long term value, and how they might impact on the business.

o Describe the company's policies and procedures for managing risks to short and long term value arising from SEE matters. If the annual report and accounts states that the company has no such policies and procedures, the Board should provide reasons for their absence.

o Include information about the extent to which the company has complied with its policies and procedures for managing risks arising from SEE matters.

o Describe the procedures for verification of SEE disclosures. The verification procedure should be such as to achieve a reasonable level of credibility.

The ABI is currently applying its guidelines only to UK companies. However, Henderson expects equivalent SEE disclosure from all companies.

4.3.2    Additional disclosures: Global Reporting Initiative

Henderson wishes to gain as full an understanding as possible of the social, environmental and ethical issues facing a company; its approach to dealing with those issues; its historical performance in implementing its policies; its strategy and targets for the coming period; and its capability in relation to the issues.

SEE disclosure in the annual report will inevitably be relatively concise. In the case of many if not most companies it will be of great value to Henderson for fuller information to be provided in free-standing reports (in hard copy and/or on websites). Fuller reporting will also enable other stakeholders with a legitimate interest in the company to make an informed assessment of how the company is discharging its responsibilities towards them.

As noted above, it is important that information should wherever possible be comparable with that disclosed by other companies, particularly peers in a sector, in order to be of greatest value to us. In the UK there are at present no legally binding SEE disclosure standards or indeed universally accepted voluntary standards. Nonetheless, the voluntary standards produced by a number of bodies command considerable legitimacy.

Henderson believes the Global Reporting Initiative (GRI) is the leading global standard for voluntary corporate responsibility reporting.(18) It has the support of a wide range of companies, non-governmental organisations, international agencies and national governments. The GRI approach is similar to that of the UK Combined Code in that it sets out a range of issues and reporting indicators and asks companies to `comply or explain', making their own judgements as to the relevance of individual issues. Companies can thus adapt the approach to their own particular circumstances. Moreover, Henderson views a willingness to benchmark performance in this way and to take part in such a broadly based transparency initiative as itself an indicator of corporate responsibility. Nonetheless, we recognise that full GRI reporting is complex and that companies will need to develop their reporting capacity over time. Companies will also need to ensure consistency between any legal requirements for corporate responsibility reporting and disclosure based on GRI.

Henderson commends the Global Reporting Initiative guidelines and encourages companies to work towards reporting in full accordance with them.

Further discussion of the GRI can be found in Annex 2.

We also encourage companies to take part in sector and issue-specific disclosure initiatives, such as the Carbon Disclosure Project(19) and the framework set out in the Investor Statement on Pharmaceutical Companies and the Public Health Crisis in Emerging Markets.(20)

4.4      Engagement and voting on corporate responsibility

Henderson seeks to maintain a dialogue on corporate responsibility matters with the companies in which we invest. We undertake programmes of engagement focusing on specific themes and sectors. Where we believe a company has failed to apply appropriate standards, or has failed to provide adequate disclosure on its policies and performance, we first seek clarification from the company. If appropriate we make clear to the company our view that there is a need for improvement. If we are unable to resolve the matter through this dialogue, we may work with other institutional investors to put our concerns to the company jointly and/or exercise our voting rights to indicate our disagreement with the company's position and encourage change. We will continue our dialogue with the company over an extended period if necessary.

5.       CONFLICTS OF INTEREST

Henderson acknowledges that conflicts of interest may arise in the context of our corporate governance and corporate responsibility work. For example, we may have serious concerns about a company whose pension scheme is a client.

Where a conflict of interest arises, the matter will be referred to the Chief Investment Officer by the Head of Corporate Governance. The CIO will convene a group comprising the Head of Corporate Governance and other members of staff as appropriate. The CIO will make our final engagement, activism and voting decisions, ensuring that they best serve the interests of our clients as a whole. These decisions and the rationale for reaching them will be documented and will be available to clients.


--------------------
(18) http://www.globalreporting.org/guidelines/2002.asp

(19) www.cdproject.net

(20) www.henderson.com/sri

Where a conflict of interest arises with respect to clients of Henderson Investment Management Limited (HIML), HIML's conflict of interest policy, as set forth in HIML's Proxy Voting Policies and Procedures will apply.

6.       AUDIT TRAIL AND REPORTING

We keep electronic records of all our activism, engagement and corporate governance activities.

o Notes of meetings with companies are kept on our in-house `Insite' database

o Meetings and other substantive contacts on corporate governance and corporate responsibility issues are also logged on internal systems.

o Notes on the rationale for voting decisions are kept on the electronic voting system we use.

These systems are used as the basis for our reporting to clients.

                                           ANNEX 1 - GLOBAL REPORTING INITIATIVE

PRINCIPLES

Henderson believes the principles on which GRI is based will facilitate reporting that enables investors and other report users to gain a full understanding of how the company is managing corporate responsibility issues. These principles, set out in Part B of the GRI Guidelines and summarised below, are: transparency, inclusiveness, auditability, completeness, relevance, sustainability context, accuracy, neutrality, comparability, clarity and timeliness.

o TRANSPARENCY: full disclosure of the processes, procedures and assumptions in report preparation are essential to its credibility.

o INCLUSIVENESS: the reporting organisation should systematically engage its stakeholders to help focus and continually enhance the quality of its reports.

o AUDITABILITY: reported data should be recorded, compiled, analysed and disclosed in a way that would enable internal auditors or external assurance providers to attest to its reliability.

o COMPLETENESS: all information that is material to users for assessing the reporting organisation's economic, environmental and social performance should appear in the report in a manner consistent with the declared boundaries, scope and time period.

o RELEVANCE: Relevance is the degree of importance assigned to a particular aspect, indicator or piece of information, and represents the threshold at which information becomes significant enough to be reported.

o SUSTAINABILITY CONTEXT: the reporting organisation should seek to place its performance in the larger context of ecological, social or other limits or constraints, where such context adds significant meaning to the reported information.

o ACCURACY: The accuracy principle refers to achieving the degree of exactness and low margin of error in reported information necessary for users to make decisions with a high degree of confidence.

o NEUTRALITY: Reports should avoid bias in selection and presentation of information and should strive to provide a balanced account of the reporting organisation's performance.

o COMPARABILITY: The reporting organisation should maintain consistency in the boundary and scope of its reports, disclose any changes and re-state previously reported information.

o CLARITY: The reporting organisation should remain cognisant of the diverse needs and backgrounds of its stakeholder groups and should make information available in a manner that is responsive to the maximum number of users while still maintaining a suitable level of detail.

o TIMELINESS: Reports should provide information on a regular schedule that meets user needs and comports with the nature of the information itself.

For further information on Henderson's corporate governance work, please contact Rob Lake, Head of SRI Engagement and Corporate Governance, rob.lake@henderson.com

--------------------------------------------------------------------------------
Henderson Global Investors is the name under which Henderson Global Investors Limited, Henderson Investment Funds Limited, Henderson Fund Management plc, Henderson Investment Management Limited and Henderson Administration Limited (all regulated by the Financial Services Authority) provide investment products and services.

This document has been produced based on Henderson Global Investors' research and analysis and represents our house view.
--------------------------------------------------------------------------------

                                                                      APPENDIX C
--------------------------------------------------------------------------------

ISS PROXY VOTING GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME
Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS
Vote FOR proposals to ratify auditors, unless any of the following apply:
o An auditor has a financial interest in or association with the company, and is therefore not independent
o        Fees for non-audit services are excessive, or
o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS
Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:
o Attend less than 75 percent of the board and committee meetings without a valid excuse
o        Implement or renew a dead-hand or modified dead-hand poison pill
o Ignore a shareholder proposal that is approved by a majority of the shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Failed to act on takeover offers where the majority of the shareholders tendered their shares
o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees
o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS
Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting.
Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
o        Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS
Vote AGAINST proposals that provide that directors may be removed only for cause.
Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:
o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
o        Majority of independent directors on board
o        All-independent key committees
o        Committee chairpersons nominated by the independent directors
o        CEO performance reviewed annually by a committee of outside directors
o        Established governance guidelines
o        Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determinethe appropriate ownership requirement.

TERM LIMITS
Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:
o Long-term financial performance of the target company relative to its industry; management's track record
o        Background to the proxy contest
o        Qualifications of director nominees (both slates)
o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.
Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.
Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURING

APPRAISAL RIGHTS
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o        Purchase price
o        Fairness opinion
o        Financial and strategic benefits
o        How the deal was negotiated
o        Conflicts of interest
o        Other alternatives for the business
o        Non-completion risk.

ASSET SALES
Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Impact on the balance sheet/working capital
o        ?Potential elimination of diseconomies
o        Anticipated financial and operating benefits
o        Anticipated use of funds
o        Value received for the asset
o        Fairness opinion
o        How the deal was negotiated
o        Conflicts of interest.

BUNDLED PROPOSALS
Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED
BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS
Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o        Dilution to existing shareholders' position
o        Terms of the offer
o        Financial issues
o        Management's efforts to pursue other alternatives
o        Control issues
o        Conflicts of interest.
Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY
Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o        The reasons for the change
o        Any financial or tax benefits
o        Regulatory benefits
o        Increases in capital structure
o        Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
o        Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)
Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

JOINT VENTURES
Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR
ACQUISITION
Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o Prospects of the combined company, anticipated financial and operating benefits
o        Offer price
o        Fairness opinion
o        How the deal was negotiated
o        Changes in corporate governance
o        Change in the capital structure
o        Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES
Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS
Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o        Tax and regulatory advantages
o        Planned use of the sale proceeds
o        Valuation of spinoff
o        Fairness opinion
o        Benefits to the parent company
o        Conflicts of interest
o        Managerial incentives
o        Corporate governance changes
o        Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS
Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS
Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS
Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS
Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS
Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL
Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
Vote AGAINST proposals at companies with dual-class capital structures to increase thenumber of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights.
Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
o It is intended for financing purposes with minimal or no dilution to current shareholders
o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS
Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).
Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).
Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION
Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
Vote FOR management proposals to implement a reverse stock split to avoid delisting.
Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK
Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:
o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
o        Cash compensation, and
o        Categorization of the company as emerging, growth, or mature.
These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION
Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH
Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS
Vote AGAINST retirement plans for nonemployee directors.
Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o        Historic trading patterns
o        Rationale for the repricing
o        Value-for-value exchange
o        Option vesting
o        ?Term of the option
o        Exercise price
o        Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
Vote FOR employee stock purchase plans where all of the following apply:
o        Purchase price is at least 85 percent of fair market value
o        Offering period is 27 months or less, and
o        Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:
o        Purchase price is less than 85 percent of fair market value, or
o        Offering period is greater than 27 months, or
o        VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to complywith the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS
Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS
Vote CASE-BY-CASE on shareholder proposals advocating the use of performance based stock options (indexed, premium-priced, and performance-vested options), taking into account:
o        Whether the proposal mandates that all awards be performance-based
o Whether the proposal extends beyond executive awards to those of lower-ranking employees
o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES
Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:
o The parachute should be less attractive than an ongoing employment opportunity with the firm
o        The triggering mechanism should be beyond the control of management
o The amount should not exceed three times base salary plus guaranteed benefits

9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY

ANIMAL RIGHTS
Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:
o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),
o The availability and feasibility of alternatives to animal testing to ensure product safety, and
o        The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:
o The company has already published a set of animal welfare standards and monitors compliance
o The company's standards are comparable to or better than those of peer firms, and
o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING
Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:
o        Whether the proposal focuses on a specific drug and region
o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill)
o outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness
o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending
o        Whether the company already limits price increases of its products
o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
o        The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS
Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:
o        The costs and feasibility of labeling and/or phasing out
o The nature of the company's business and the proportion of it affected by the proposal
o The proportion of company sales in markets requiring labeling or GMO-free products
o        The extent that peer companies label or have eliminated GMOs
o Competitive benefits, such as expected increases in consumer demand for the company's products
o The risks of misleading consumers without federally mandated, standardized labeling
o        Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:
o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution
o        The extent that peer companies have eliminated GMOs
o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS
Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING
Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
o Whether the company has adequately disclosed the financial risks of its subprime business
o Whether the company has been subject to violations of lending laws or serious lending controversies
o        Peer companies' policies to prevent abusive lending practices.

TOBACCO
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
o        Whether the company complies with all local ordinances and regulations
o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness
o        The risk of any health-related liabilities.

Advertising to youth:
o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
o        Whether the company has gone as far as peers in restricting advertising
o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
o        Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:
o        The percentage of the company's business affected
o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:
o        The percentage of the company's business affected
o        The feasibility of a spinoff
o        Potential future liabilities related to the company's tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE
Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:
o        Whether there are publicly available environmental impact reports;
o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and
o        The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills
o Environmentally conscious practices of peer companies, including endorsement of CERES
o        Costs of membership and implementation.

ENVIRONMENTAL REPORTS
Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING
Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:
o        The company's level of disclosure lags that of its competitors, or
o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
o        The nature of the company's business and the percentage affected
o        The extent that peer companies are recycling
o        The timetable prescribed by the proposal
o        The costs and methods of implementation
o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY
Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:
o        The nature of the company's business and the percentage affected
o The extent that peer companies are switching from fossil fuels to cleaner sources
o        The timetable and specific action prescribed by the proposal
o        The costs of implementation
o        The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
o        The relevance of the issue to be linked to pay
o The degree that social performance is already included in the company's pay structure and disclosed
o The degree that social performance is used by peer companies in setting pay
o Violations or complaints filed against the company relating to the particular social performance measure
o Artificial limits sought by the proposal, such as freezing or capping executive pay
o        Independence of the compensation committee
o        Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
o The company is in compliance with laws governing corporate political activities, and
o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS

CHINA PRINCIPLES
Vote AGAINST proposals to implement the China Principles unless:
o There are serious controversies surrounding the company's China operations, and
o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:
o        The nature and amount of company business in that country
o        The company's workplace code of conduct
o        Proprietary and confidential information involved
o        Company compliance with U.S. regulations on investing in the country
o        Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
o        Agreements with foreign suppliers to meet certain workplace standards
o        Whether company and vendor facilities are monitored and how

o        Company participation in fair labor organizations
o        Type of business
o        Proportion of business conducted overseas
o        Countries of operation with known human rights abuses
o Whether the company has been recently involved in significant labor and human rights controversies or violations
o        Peer company standards and practices
o        Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
o The company does not operate in countries with significant human rights violations
o        The company has no recent human rights controversies or violations, or
o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
o        Company compliance with or violations of the Fair Employment Act of
         1989
o Company antidiscrimination policies that already exceed the legal requirements
o        The cost and feasibility of adopting all nine principles
o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
o        The potential for charges of reverse discrimination
o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
o        The level of the company's investment in Northern Ireland
o        The number of company employees in Northern Ireland
o        The degree that industry peers have adopted the MacBride Principles
o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
o        Whether the company has in the past manufactured landmine components
o        Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
o        What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components
o        The percentage of revenue derived from cluster bomb manufacture
o        Whether the company's peers have renounced future production

NUCLEAR WEAPONS
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SPACED-BASED WEAPONIZATION
Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:
o        The information is already publicly available or
o        The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY
Generally vote FOR reports on the company's efforts to diversify the board, unless:
o The board composition is reasonably inclusive in relation to companies of similar size and business or
o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
o        The degree of board diversity
o        Comparison with peer companies
o        Established process for improving board diversity
o        Existence of independent nominating committee
o        Use of outside search firm
o        History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)
Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:
o        The company has well-documented equal opportunity programs
o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o        The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING
Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:
o        The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development
o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION
Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:
o Whether the company's EEO policy is already in compliance with federal, state and local laws
o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
o        The industry norm for including sexual orientation in EEO statements
o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS
Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:
o        Board structure
o        Director independence and qualifications
o        Attendance at board and committee meetings.

Votes should be withheld from directors who:

o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.
o Ignore a shareholder proposal that is approved by a majority of shares outstanding
o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
o Are interested directors and sit on the audit or nominating committee, or
o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND
Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:
o        Past performance as a closed-end fund
o        Market in which the fund invests
o        Masures taken by the board to address the discount
o        Past shareholder activism, board activity
o        Votes on related proposals.

PROXY CONTESTS
Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Past performance relative to its peers
o        Market in which fund invests
o        Measures taken by the board to address the issues
o Past shareholder activism, board activity, and votes on related proposals
o        Strategy of the incumbents versus the dissidents
o        Independence of directors
o        Experience and skills of director candidates
o        Governance profile of the company
o        Evidence of management entrenchment

INVESTMENT ADVISORY AGREEMENTS
Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Proposed and current fee schedules
o        Fund category/investment objective
o        Performance benchmarks
o        Share price performance compared to peers
o        Resulting fees relative to peers
o        Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES
Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS
Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Stated specific financing purpose
o        Possible dilution for common shares
o        Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES
Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Potential competitiveness
o        Regulatory developments
o        Current and potential returns
o        Current and potential risk.
Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION
Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:
o        The fund's target investments
o        The reasons given by the fund for the change

o        The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL
Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS
Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Political/economic changes in the target market
o        Consolidation in the target market
o        Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION
Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:
o        Potential competitiveness
o        Current and potential returns
o        Risk of concentration
o        Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o        Strategies employed to salvage the company
o        The fund's past performance
o        Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT
Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:
o        The degree of change implied by the proposal
o        The efficiencies that could result
o        The state of incorporation
o        Regulatory standards and implications.

Vote AGAINST any of the following changes:
o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
o Removal of shareholder approval requirement for amendments to the new declaration of trust
o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
o Removal of shareholder approval requirement to change the domicile of the fund

CHANGE THE FUND'S DOMICILE
Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:
o        Regulations of both states
o        Required fundamental policies of both states
o        Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS
Vote these proposals on a CASE-BY-CASE basis, considering the following factors:
o        Fees charged to comparably sized funds with similar objectives
o        The proposed distributor's reputation and past performance
o        The competitiveness of the fund in the industry
o        Terms of the agreement.

MASTER-FEEDER STRUCTURE
Vote FOR the establishment of a master-feeder structure.

MERGERS
Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:
o        Resulting fee structure
o        Performance of both funds
o        Continuity of management personnel
o        Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR
Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:
o        Performance of the fund's NAV
o        The fund's history of shareholder relations
o        The performance of other funds under the advisor's management.

                                                                      APPENDIX D

                        ACKNOWLEDGEMENT AND CERTIFICATION


         I acknowledge that I have read the HIML Proxy Voting Principles and Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the Head of Compliance and will continue to do so as matters arise. I have complied with all provisions of this Policy.

                                                ________________________________

                                                Print Name

________________________________                ________________________________

Date                                            Signature

                             HENDERSON GLOBAL FUNDS
                           PART C - OTHER INFORMATION

ITEM 23.      EXHIBITS

              (a) (i) Declaration of Trust is incorporated herein by reference to the Registrant's Registration Statement filed on Form N-1A with the Commission on June 4, 2001.

                  (ii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (iii) Written Instrument establishing and designating a Series and Class of Interests with respect to Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

              (b) By-Laws are incorporated herein by reference to the
                  Registrant's Registration Statement filed on Form N-1A with the Commission on June 4, 2001.

              (c) Not Applicable.

              (d) (i) Investment Advisory Agreement between Registrant and Henderson Global Investors (North America) Inc. dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Henderson Investment Management Limited dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (iii) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson Income Advantage Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iv) Letter Agreement to Investment Advisory Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and Henderson Global Investors (North America) Inc. is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (v) Sub-Advisory Agreement between Henderson Global Investors (North America) Inc. and Gardner Lewis Asset Management with respect to the Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (e) Distribution Agreement between Registrant and Forum Fund Services, LLC dated August 31, 2001, as amended September 30, 2004 and amended and restated as of October 1, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

              (f) Not Applicable.

              (g) (i) Custodian Agreement between Registrant and State Street Bank and Trust Company dated August 24, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Notice to Custodian Agreement between Registrant on behalf of Henderson Income Advantage Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iii) Notice to Custodian Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

              (h) (i) Administration Agreement between Registrant and State Street Bank and Trust Company dated August 31, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Notice to Administration Agreement between Registrant on behalf of Henderson Income Advantage Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement filed on Form N-1A with the Commission on February 13, 2004.

                  (iii) Notice to Administration Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (iv) Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 1, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (v) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated March 18, 2003 is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (vi) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson Income Advantage Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (vii) Notice to Transfer Agency and Service Agreement between Registrant on behalf of Henderson U.S. Core Growth Fund and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (viii) Amendment to Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company dated September 30, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (ix) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund is filed herein.

                  (x) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund is filed herein.

                  (xi) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund is filed herein.

                  (xii) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Income Advantage Fund is filed herein.

                  (xiii) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson U.S. Core Growth Fund is filed herein.

              (i) (i) Opinion and consent of counsel is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Opinion and consent of counsel with respect to Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 29, 2003.

                  (iii) Opinion and consent of counsel with respect to Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on Form N-1A with the Commission on April 28, 2004.

              (j) Consent of Independent Registered Public Accounting Firm to be
                  filed by amendment.

              (k) Not Applicable.

              (l) (i) Subscription Agreement dated August 30, 2001 is incorporated herein by reference to Post-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 22, 2002.

                  (ii) Subscription Agreement for Henderson Income Advantage Fund is incorporated herein by reference to Post-Effective Amendment No. 6 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 25, 2003.

                  (iii) Subscription Agreement for Henderson U.S. Core Growth Fund is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

              (m) Rule 12b-1 Plan dated August 21, 2001, as amended December 13,
                  2001 and as amended and restated June 9, 2005 is filed herein.

              (n) Multi-Class Plan dated August 21, 2001, as amended
                  March 19, 2004 and June 9, 2005 is filed herein.

              (o) Reserved.

              (p) (i) Code of Ethics of Registrant, Henderson Global Investors (North America) Inc. and Henderson Investment Management Ltd dated August 19, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

                  (ii) Code of Ethics of Gardner Lewis Asset Management dated May 5, 2004 is incorporated herein by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement filed on Form N-1A with the Commission on November 29, 2004.

              (q) (i) Power of Attorney for Messrs. Wurtzebach, Baker and Gerst is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001.

                  (ii) Power of Attorney for Mr. Chesley is incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

ITEM 24.      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

Not Applicable.

ITEM 25.      INDEMNIFICATION

         Article V. Section 5.2 or the Registrant's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents (including Persons who serve at its request as directors, officers or trustees of another organization in which it has any interest, as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct or by a reasonable determination, based upon a review of the facts, that such Person was not liable by reason of such conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) a written opinion from independent legal counsel approved by the Trustees. The rights accruing to any Person under these provisions shall not exclude any other right to which he or she may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he or she may be otherwise entitled except out of the Trust Property. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified Person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he or she is not entitled to such indemnification. All payments shall be made in compliance with Section 17(h) of the 1940 Act.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, Officers and controlling persons of the Registrant by the Registrant pursuant to the Trust's Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such Trustees, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

         Registrant has obtained insurance coverage for its Trustees and officers.

ITEM 26.      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Henderson Global Investors (North America) Inc. (the "Adviser") serves as the investment adviser of the Registrant and other institutional investors and individual investors. Henderson Investment Management Limited ("Henderson") serves as the investment subadviser of the Registrant and other investment companies and institutional investors. The principal executive officers of the investment adviser and subadviser and their positions with the investment adviser and subadviser are:

       Name                         Position with Adviser
       Charles H. Wurtzebach        Managing Director
       Douglas G. Denyer            Vice President and Treasurer
       James O'Brien                Chief Operating Officer
       Christopher K. Yarbrough     Chief Compliance Officer

       Name                         Position with Henderson
       George I. Buckley            Director and Global Chief Investment Officer
       Nicholas T. Hiscock          Director, Finance and Operations
       Iain C. Clark                Chief Investment Officer
       Michael G. Clare             Director

       James N. B. Darkins          Director
       Roger P. Yates               Chief Executive
       Ann E. Rein                  Director
       Shirley J. Garrood           Director
       Ross R. Maclean              Compliance Officer

         For further information relating to the Adviser's and Henderson's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Henderson Global Investors (North America) Inc. - SEC File No. 801-47202; and Henderson Investment Management Ltd. - SEC File No. 801-55577.

         Gardner Lewis Asset Management L.P. serves as the investment subadviser for the Henderson U.S. Core Growth Fund of the Registrant. The principal executive officers of the subadviser and their positions with subadviser are:

       Name                         Position with Subadviser
       W. Whitfield Gardner         Limited Partner and
                                    Chairman and Chief Executive Officer of
                                    Gardner Lewis Asset Management, Inc.
                                    (General Partner)
       John L. Lewis IV             Limited Partner and
                                    President of Gardner Lewis Asset Management,
                                    Inc. (General Partner)

         For further information relating to the Subadviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Gardner Lewis Asset Management L.P. - SEC File No. 801-36476.

ITEM 27.      PRINCIPAL UNDERWRITERS.

              (a) Foreside Fund Services, LLC (formerly Forum Fund Services,
                  LLC), Registrant's underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended: Century Capital Management Trust, The Cutler Trust, Forum Funds, ICM Series Trust, Monarch Funds, Sound Shore Fund, Inc., Bridgeway Funds, Inc. and Henderson Global Funds.

(b) The following officers of Forum Fund Services, LLC, the Registrant's underwriter, hold the following positions with the Registrant. Their business address is Two Portland Square, Portland, Maine 04101.

                  Name                  Position with Underwriter         Position with Registrant
                  -----                 -------------------------         ------------------------
                  Carl A. Bright        President and Treasurer           None
                  Richard J. Berthy     Vice President and Assistant      None
                                        Treasurer
                  Nanette K. Chern      Chief Compliance Officer          None
                  Mark A. Fairbanks     Vice President and Assistant      None
                                        Secretary

              (c) Not Applicable.

ITEM 28.      LOCATION OF ACCOUNTS AND RECORDS

         The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

         (a) Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1950, Chicago, Illinois 60611 (records as investment adviser);

         (b) Henderson Investment Management Ltd., 4 Broadgate, London UK EC2M 20A (records as investment subadviser);

         (c) Gardner Lewis Asset Management L.P., 285 Wilmington-West Chester Pike, Chadds Ford, Pennsylvania 19317 (records as investment subadviser);

         (d) State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

         (e) Boston Financial Data Services, 1250 Hancock Street, Presidents Place, Suite 300N, Quincy, MA 02169 (records as transfer agent); and

         (f) Foreside Fund Services, LLC, Two Portland Square, Portland, Maine 04101 (records as distributor).


ITEM 29.      MANAGEMENT SERVICES

         The Registrant has no management related service contract which is not discussed in Part A or Part B of this form.

ITEM 30.      UNDERTAKINGS

         Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in City of Chicago, and State of Illinois on the 1st day of August, 2005.

                                                       HENDERSON GLOBAL FUNDS

                                                       By: /s/ Sean Dranfield
                                                           --------------------
                                                           Trustee and President

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURES                                           TITLE                      DATE
By:      /s/ Charles H. Wurtzebach*                  Trustee                    August 1, 2005
         --------------------------
         Charles H. Wurtzebach

By:      /s/ Roland C. Baker*                        Trustee                    August 1, 2005
         --------------------
         Roland C. Baker

By:      /s/ Faris F. Chesley*                       Trustee                    August 1, 2005
         ---------------------
         Faris F. Chesley

By:      /s/ C. Gary Gerst*                          Trustee                    August 1, 2005
         ------------------
         C. Gary Gerst

By:      /s/ Sean Dranfield                          Trustee and                        August 1, 2005
         ------------------                          President
         Sean Dranfield                              (principal executive officer)

By:      /s/ Karen Buiter                            Treasurer                           August 1, 2005
         ----------------                            (principal financial officer/
         Karen Buiter                                principal accounting officer)

*By:     /s/ Sean Dranfield
         Sean Dranfield

*Pursuant to powers of attorney filed with Pre-Effective Amendment No. 2 to the Registrant's Registration Statement filed on Form N-1A with the Commission on August 28, 2001 and Post-Effective Amendment No. 1 to the Registrant's Registration Statement filed on Form N-1A with the Commission on September 27, 2002.

                             HENDERSON GLOBAL FUNDS

                                  EXHIBIT INDEX


EXHIBIT NUMBER            EXHIBIT

(h)(ix) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson European Focus Fund

(h)(x) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Global Technology Fund

(h)(xi) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson International Opportunities Fund

(h)(xii) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson Income Advantage Fund

(h)(xiii) Amended and Restated Expense Limitation Agreement between Henderson Global Investors (North America) Inc. and the Registrant, on behalf of the Henderson U.S. Core Growth Fund

(m)                       Rule 12b-1 Plan

(n)                       Multi-Class Plan